UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MSG NETWORKS INC.
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JAMES L. DOLAN

Executive Chairman

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders which is being held on Thursday, December 15, 2016 at 10:00 a.m. Eastern Time at The Paley Center for Media located at 25 West 52nd Street, New York, NY 10019.

In addition to the matters described in the proxy statement, we will report on the Company’s activities. You will have an opportunity to ask questions and to meet your directors and executives.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number, over the Internet or by mailing a proxy card. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope that is provided.

Sincerely yours,

James L. Dolan

Executive Chairman

October 27, 2016

MSG NETWORKS INC., ELEVEN PENNSYLVANIA PLAZA, NEW YORK, NY 10001

PROXY STATEMENT

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

MSG Networks Inc.

The Annual Meeting of Stockholders of MSG Networks Inc. will be held at The Paley Center for Media, located at 25 West 52nd Street, New York, NY on Thursday, December 15, 2016, at 10:00 a.m. Eastern Time to consider and vote upon the following proposals:

1.	Election of directors.
2.	Ratification of the appointment of our independent registered public accounting firm.
3.	Approval of the Company’s 2010 Employee Stock Plan, as amended.
4.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 18, 2016 may vote at the meeting.

Your vote is important to us.    Even if you plan on attending the annual meeting in person, we recommend that you vote as soon as possible by telephone, over the Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

An admission ticket will be required if you wish to attend the annual meeting in person.    For more details, please see “General Information — How do I attend the 2016 annual meeting in person and what identification must I show?”

By order of the Board of Directors,

LAWRENCE J. BURIAN Executive Vice President, General Counsel and Secretary

New York, New York

October 27, 2016

PROXY STATEMENT SUMMARY

This summary highlights selected information in the Proxy Statement.    Please review the entire Proxy Statement and our Annual Report on Form 10-K for the year ended June 30, 2016 before voting.

Voting Items and Board Recommendations

Ballot Items		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR
Proposal 3	Approval of the Company’s 2010 Employee Stock Plan, as amended	FOR

Company Overview

On September 30, 2015, The Madison Square Garden Company (NYSE: MSG) spun off its entertainment and sports businesses into a separately publicly traded company, MSG Spinco, Inc. In connection with the separation, The Madison Square Garden Company changed its name to MSG Networks Inc. (NYSE: MSGN) and MSG Spinco, Inc. assumed the name The Madison Square Garden Company (NYSE: MSG).

MSG Networks, an industry leader in sports production, and content development and distribution, owns and operates two award-winning regional sports and entertainment networks, MSG Network and MSG+, collectively “MSG Networks.” For more than 40 years, we have been a pioneer in regional sports television, setting a standard of excellence, creativity and technological innovation. Today, our exclusive award-winning programming continues to be a valuable differentiator for our viewers, advertisers and the cable, satellite, telephone and other platforms that distribute our networks. Our networks are widely distributed throughout our territory, which includes all of New York State and significant portions of New Jersey and Connecticut, as well as parts of Pennsylvania. Our networks are also carried nationally by certain distributors on sports tiers or in similar packages.

Corporate Governance and Board Practices

Our Board has adopted Corporate Governance Guidelines and practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with directors serving one-year terms

✓

Board composition to include a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of both Class A and Class B stockholders

✓	Robust director nomination criteria used to evaluate candidates to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent Class A directors

✓	Board self-evaluations conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Independent Board committees, with Audit and Compensation comprised 100% of independent directors

✓	Director education opportunities on matters relevant to the Company, including its business plan

✓	Director restricted stock units subject to holding requirement through end of service on the Board

Director Nominees

The Board has nominated 12 director candidates. Of the 12 nominees, three are Class A nominees and nine are Class B nominees. All director candidates have been nominated for a term to expire at the 2017 annual meeting of the Company’s stockholders.

Our Class A nominees are elected by holders of Class A Common Stock:

•	All Class A Directors are independent and have significant business leadership experience, finance and accounting expertise, government service experience, operational and strategic planning experience, management and legal expertise, and extensive knowledge of the sports, sports media, television and entertainment industries.

Our Class B nominees are elected by holders of Class B Common Stock:

•	Class B Directors collectively have significant industry and leadership experience, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B Directors’ perspectives, institutional knowledge, and their collective deep business and investment expertise.

Detailed information about each director’s background, skills and qualifications can be found under “Proposal 1 – Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Joseph J. Lhota	James L. Dolan	Thomas C. Dolan	Wilt Hildenbrand
Joel M. Litvin	Charles F. Dolan	Brian G. Sweeney	Hank J. Ratner
John L. Sykes	Quentin F. Dolan	Paul J. Dolan	William J. Bell

Executive Compensation Program

The Company is an industry leader in sports production and content development and distribution and competes for talent among a wide array of media and entertainment companies. Our NEOs have substantial and meaningful professional experience in the industry in which the Company operates. The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can continue to drive our business objectives and achieve strong financial, operational and stock price performance.

Executive Compensation Principles:

✓	Significant portion of compensation opportunity should be at-risk

✓	Long-term performance incentives should generally outweigh short-term performance incentives

✓	Executives should be aligned with stockholders through equity compensation

✓	Compensation structure should enable the Company to attract, retain, motivate and reward best talent

Elements of Compensation & Performance Objectives

MSG Networks compensates its NEOs through salary, annual incentive awards, long-term incentive awards, perquisites and fringe benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our management tied to key financial measures that drive stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers revenues and adjusted operating cash flow, or “AOCF,” to be the key measures of the Company’s operating performance. As such, our Compensation Committee has reflected these performance measures in our incentive plans, in addition to several other specific strategic and operating metrics.

Fiscal 2016 Program Changes

For the year ended June 30, 2016, the Compensation Committee replaced cash performance awards with performance stock units in the long-term incentive program and adjusted the vesting schedule of restricted stock units from three-year cliff-vesting to vesting ratably over three years. The Committee believes that this shift to 50% performance stock units and 50% restricted stock units:

•	Establishes stronger alignment between executives and the interests of the Company’s stockholders; and

•	Provides meaningful incentive to drive actions that will improve the Company’s stock price performance over the long term.

The table below summarizes the elements of our fiscal 2016 compensation program and how each element supports the Company’s compensation objectives:

Compensation Element	Description	At-Risk	Long-Term	Stockholder Alignment
Base Salary	• Fixed level of compensation, primarily based on performance and experience • Intended to compensate NEOs for day-to-day services performed
Annual Incentive	• Performance-based cash incentive opportunity • Based on achievement of pre-defined metrics of Company and individual performance	✓		✓
Long-Term Incentive Performance Stock Units (50%)	• Performance plan based solely on the achievement of quantitative metrics • Awards cliff-vest three years from date of grant	✓	✓	✓
Long-Term Incentive Restricted Stock (50%)	• Awards of restricted stock with three-year ratable vesting	✓	✓	✓
Other Compensation	• Retirement benefits and certain perquisites

For more information on our executive compensation program and policies, please see the “Compensation Discussion and Analysis.”

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2016

GENERAL INFORMATION

Questions and Answers You May Have About our Annual Meeting and Voting

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of MSG Networks Inc. (the “Board”) for the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on Thursday, December 15, 2016, at The Paley Center for Media which is located at 25 West 52nd Street, New York, NY.

In this proxy statement, the words “Company,” “we,” “us,” “our” and “MSG Networks” refer to MSG Networks Inc., a Delaware corporation. We refer to the U.S. Securities and Exchange Commission as the “SEC” and the New York Stock Exchange as “NYSE.” This proxy statement and form of proxy are first being sent to stockholders on or about October 27, 2016. Unless otherwise indicated, references to “2016,” the “2016 fiscal year” and the “year ended June 30, 2016” refer to the Company’s fiscal year ended on June 30, 2016.

MSG Networks was formerly known as “The Madison Square Garden Company.” We changed our name to MSG Networks Inc. on September 30, 2015 in connection with the distribution of all of the outstanding common stock of MSG Spinco, Inc. (now known as “The Madison Square Garden Company”) to our stockholders (the “MSG Distribution”).

Who may vote at the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”) and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock”) as recorded in our stock register at the close of business on October 18, 2016, may vote at the meeting. On October 18, 2016, there were 61,482,476 shares of Class A Common Stock and 13,588,555 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of three candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of nine candidates to the Board. As a result of their ownership of Class B Common Stock, Charles F. Dolan, members of his family and certain related family entities, have the power to elect all of the directors to be elected by the holders of Class B Common Stock, and to approve Proposals 2 and 3 regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on October 18, 2016 to be present, in person or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, over the Internet or by mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote in person or by legal proxy at the meeting. Even if you plan to attend the annual meeting in person, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to attend the annual meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. Please use the voting instruction form provided to you by your broker to direct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent auditors, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the (i) election of directors (Proposal 1) or (ii) approval of the Company’s 2010 Employee Stock Plan, as amended (Proposal 3), without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class A Common Stock. Election of directors by the holders of Class B

Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class B Common Stock. Approval of Proposals 2 and 3 require the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of the proposals because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of Class B Common Stock, Charles F. Dolan, members of his family and certain related family entities have the power to elect all of the directors to be elected by the holders of Class B Common Stock and to approve Proposals 2 and 3 regardless of how other shares are voted.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may change your vote prior to the annual meeting by:

•	re-voting your shares via the Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;

•	delivering a written notice of revocation to the Company’s Secretary at Eleven Pennsylvania Plaza, New York, NY 10001; or

•	attending the annual meeting and voting in person (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).

If your shares are held in a brokerage account by a broker, you should follow the instructions provided by your broker in order to change your vote.

How will my shares be voted at the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named in the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement (Proposal 1);

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2017 (Proposal 2); and

•	FOR the approval of the Company’s 2010 Employee Stock Plan, as amended (Proposal 3).

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying material. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co, Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $20,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend the 2016 annual meeting in person and what identification must I show?

An admission ticket will be required if you plan to attend the annual meeting in person. To be admitted to the 2016 annual meeting, you must have been a stockholder at the close of business on the record date of October 18, 2016 or be the legal proxy holder or qualified representative of such stockholder. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Registration will begin at 9:00 a.m. Eastern Time on the annual meeting date.

To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). You will need to enter your 16-digit control number, which can be found on your Notice of Annual Meeting and Internet Availability of Proxy Materials, voting instruction form or proxy card. You may also request an admission ticket by calling the telephone number on your voting instruction form or proxy card. The deadline to obtain an admission ticket is 5:00 p.m. on December 5, 2016. If you have questions about admission to the annual meeting, please call 1-844-318-0137 (toll-free) or 925-331-6070 (international).

Please note that you will need your admission ticket to be admitted to the meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on December 5, 2016 in order to allow enough time for the issuance of an admission ticket to such person. For further details, see “Other — Advance Notice of Proxy Holders and Qualified Representatives.”

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door. To ensure the safety of all persons, attendees and bags may also be subject to security inspections.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “2016 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold MSG Networks stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Wells Fargo Shareowner Services, P.O. Box 64874, St. Paul, MN 55164-0854 or by telephone at 1-800-468-9716.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Wells Fargo Shareowner Services as indicated above.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2016.

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2016 Form 10-K, along with directions on how to obtain an admission ticket to attend the annual meeting in person, are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

CORPORATE GOVERNANCE

Company Overview

MSG Networks is a holding company and conducts substantially all of its operations through its subsidiaries. Our Class A Common Stock is listed on the NYSE under the symbol “MSGN.” As a result, we are generally subject to the NYSE corporate governance listing standards.

The Company was incorporated on July 29, 2009 as an indirect, wholly-owned subsidiary of Cablevision Systems Corporation (“Cablevision”). On January 12, 2010, Cablevision’s board of directors approved the distribution of all of the outstanding common stock of the Company to Cablevision stockholders (the “Cablevision Distribution”) and the Company thereafter acquired the subsidiaries of Cablevision that owned, directly and indirectly, all of the partnership interests in MSG Holdings, L.P. The Cablevision Distribution took place on February 9, 2010 (the “Cablevision Distribution Date”).

MSG Networks was formerly known as “The Madison Square Garden Company.” On September 11, 2015, our Board approved the MSG Distribution and The Madison Square Garden Company (“MSG”) thereafter acquired the entertainment and sports businesses previously owned and operated by the Company through its MSG Entertainment and MSG Sports business segments, including the arenas and other venues previously owned, leased or operated by the Company as well as the Company’s interests in various joint ventures. The MSG Distribution took place on September 30, 2015 (the “MSG Distribution Date”) and we changed our name to MSG Networks Inc. on that date in connection with the MSG Distribution.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines. These guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-evaluation requirements. The full text of our Corporate Governance Guidelines may be viewed at our corporate website at www.msgnetworks.com. A copy may be obtained by writing to MSG Networks Inc., Eleven Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

Executive Sessions of Non-Management and Independent Board Members

Under our Corporate Governance Guidelines, our directors who are not also officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year.

Communicating with Our Directors

Our Board has adopted policies designed to allow stockholders and other interested parties to communicate with our directors. Any interested party that wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, MSG Networks Inc., Eleven Pennsylvania Plaza, New York, NY 10001. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSG Networks Integrity Hotline, which is operated by a third-party service provider, at 1-844-761-0392.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.msgnetworks.com. In addition, a copy may be obtained by writing to MSG Networks Inc., Eleven Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

Director Independence

As a “controlled company” we have the right to elect not to comply with the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. Because of our status as a “controlled company” we have elected not to maintain a majority of independent directors on our Board or to have a corporate governance and nominating committee. We do comply with the requirement for an independent compensation committee.

Our Board elected not to comply with the requirement for a majority of independent directors on our Board because of our voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), the holders of the Company’s Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

Richard D. Parsons, Nelson Peltz and Scott M. Sperling, each of whom were independent directors of the Company elected by holders of Class A Common Stock and served as directors during the 2016 fiscal year, and Alan D. Schwartz and Vincent Tese, both of whom were independent directors of the Company elected by holders of Class B Common Stock and served as directors during the 2016 fiscal year, resigned as directors of the Company and became directors of MSG on September 30, 2015 in connection with the MSG Distribution.

John L. Sykes was appointed as a director of the Company on August 5, 2015 and Eugene F. DeMark and Joel M. Litvin were appointed as directors of the Company on September 30, 2015 in connection with the MSG Distribution. Messrs. Sykes, DeMark and Litvin were subsequently elected by the holders of Class A

Common Stock at the 2015 annual meeting. Messrs. Litvin and Sykes, as well as Joseph J. Lhota, are being nominated for election by the holders of Class A Common Stock at the 2016 annual meeting. Our Board believes that the Company and its stockholders benefit from the combination of perspectives provided by these independent directors, as well as their collective extensive business expertise.

Mr. DeMark will not be standing for re-election by holders of Class A Common Stock at the 2016 annual meeting; our Board extends its gratitude to Mr. DeMark for his service as a director.

Our Board has determined that each of the following non-employee directors and director nominees is “independent” within the meaning of the rules of the NYSE and the SEC: Eugene F. DeMark, Joseph J. Lhota, Joel M. Litvin and John L. Sykes. In reaching its independence determination with respect to Mr. DeMark, the Board considered the fact that as an audit partner at KPMG, he worked on Cablevision’s audit from 1995 through 2006 and that Mr. DeMark has had no relationship with KPMG since September 2010. The Board determined that such past relationship is not material to the Company and that Mr. DeMark is independent within the meaning of the rules of the NYSE and the SEC. In reaching its independence determination with respect to Mr. Lhota, the Board considered the fact that Mr. Lhota served as an Executive Vice President of the Company from 2010 to 2011 and that Mr. Lhota has had no relationship with the Company since 2011. The Board determined that such past relationship is not material to the Company and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC. In reaching its independence determination with respect to Mr. Litvin, the Board considered the fact that Mr. Litvin was previously employed by the National Basketball Association. The Board determined that such past employment is not material to the Company and that Mr. Litvin is independent within the meaning of the rules of the NYSE and the SEC.

In addition, Charles P. Dolan and Kristin A. Dolan also resigned as directors elected by holders of Class B Common Stock and became directors of MSG on September 30, 2015 in connection with the MSG Distribution. Effective as of that date, our Board appointed William J. Bell, Quentin F. Dolan, Paul J. Dolan and Hank J. Ratner as directors elected by holders of Class B Common Stock.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board has nominated 12 director candidates named below. Of the 12 nominees for director, three are to be elected by the holders of Class A Common Stock and nine are to be elected by the holders of Class B Common Stock. All 12 director candidates have been nominated for a term to expire at the 2017 annual meeting of the Company’s stockholders and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named in the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable based on whether you are a holder of Class A Common Stock or Class B Common Stock. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named in the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named in the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of Class B Common Stock if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

Director Nominees for Election by Class A Common Stockholders

JOSEPH J. LHOTA – Age 62

Mr. Lhota is the Senior Vice President, Vice Dean and Chief of Staff at NYU Langone Medical Center since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He was Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012. Mr. Lhota was Executive Vice President of the Company from June 2, 2010 to November 9, 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also the New York City Deputy Mayor for Operations from 1997 to 2001 and New York City Budget Director from 1995 to 1997. Mr. Lhota was an investment banker from 1980 to 1994. Prior to that, he was a Senior Accountant with Arthur Andersen & Co. Mr. Lhota previously served as a director and the chairman of the compensation committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 until its sale in June 2016.

Key Skills & Experience: In light of Mr. Lhota’s experience as a former executive of the Company, his experience as a senior executive and director of other public companies, his knowledge of the industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board, acting on the unanimous recommendation of the directors elected by the holders of Class A Common Stock, has concluded that Mr. Lhota should be elected to serve as a director of the Company.

JOEL M. LITVIN – Age 57

Director since September 30, 2015

Mr. Litvin was the President, League Operations, of the National Basketball Association (the “NBA”) from 2006 until his retirement on September 1, 2015. As the NBA’s President, League Operations, he managed several core areas of the day-to-day operations of the NBA, including the league’s security, player development, social responsibility and legal functions. Mr. Litvin also managed, on behalf of the NBA Board of Governors, franchise matters such as revenue sharing, team sales and financings, relocations and the NBA’s ownership and debt policies. Mr. Litvin initially joined the NBA as a staff attorney in 1988 and also served as Senior Vice President and General Counsel from 1999 to 2000 and Executive Vice President, Legal and Business Affairs, from 2000 to 2006. Mr. Litvin began his professional career at the New York law firm of Willkie Farr & Gallagher, where he worked on several matters for Major League Baseball. Mr. Litvin currently serves as a member of the Board of Trustees of the Naismith Basketball Hall of Fame and the Board of Directors of Hunger Free America. He is also a co-founder and Director of Animal Defense Partnership, a non-profit organization that provides legal and other professional services to organizations devoted to defending animals from cruelty in all forms.

Key Skills & Experience: In light of Mr. Litvin’s more than 27 years of business experience at the NBA (including as the chief NBA league office liaison to the NBA Board of Governors), his extensive knowledge about the sports and sports media businesses, his management and legal expertise, and his service on the board of a charitable institution, our Board has concluded that Joel M. Litvin should serve as a director of the Company.

JOHN L. SYKES – Age 61

Director since August 5, 2015

Mr. Sykes is the President of Entertainment Enterprises for iHeartMedia, Inc. (formerly CC Media Holdings, Inc.), a global media and entertainment company, since January 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for

iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of six annual iHeartRadio live events that are broadcast on network television. He also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. He was a core member of the team at Viacom, Inc. that launched MTV Networks in 1981. During his more than 20-year tenure at Viacom, Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes also serves on the boards of Shazam Mobile, the Robin Hood Foundation, the Rock and Roll Hall of Fame, IfOnly and Syracuse University’s Newhouse School of Communications.

Key Skills & Experience: In light of Mr. Sykes’s 36 years of business and management experience, his extensive experience in the media, television and entertainment industries and his service on the boards of other companies and charitable institutions, our Board has concluded that John L. Sykes should serve as a director of the Company.

Director Nominees for Election by Class B Common Stockholders

JAMES L. DOLAN – Age 61

Director since July 29, 2009

Mr. Dolan is a director and the Executive Chairman of the Company since July 29, 2009. He also assumed the responsibilities of the President and Chief Executive Officer of the Company from March 15, 2015 to July 15, 2015. Mr. Dolan also serves as a director and the Executive Chairman of MSG since March 4, 2015. Mr. Dolan was Chief Executive Officer of Cablevision from October 1995 until its sale in June 2016. He was President of Cablevision from June 1998 to April 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from September 1992 to October 1995; and Vice President of Cablevision from 1987 to September 1992. In addition to MSG, Mr. Dolan also serves as a director of AMC Networks Inc. (“AMC Networks”) and previously served as a director of Cablevision until its sale in June 2016. James L. Dolan is the son of Charles F. Dolan, the father of Quentin F. Dolan, the brother of Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience: In light of his experience in various positions with Cablevision, including as its Chief Executive Officer, his experience in various positions with the Company and its predecessors since 1999, including Executive Chairman, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN – Age 90

Director since July 29, 2009

Mr. Dolan is a director and the Executive Chairman of AMC Networks since June 2011. He served as the Chairman of Cablevision from 1985 until its sale in June 2016. He was Chief Executive Officer of Cablevision from 1985 to October 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan serves as a director of MSG, and previously served as a director of Cablevision until its sale in June 2016. Charles F. Dolan is the father of James L. Dolan and Thomas C. Dolan, father-in-law of Brian G. Sweeney, the grandfather of Quentin F. Dolan and the uncle of Paul J. Dolan.

Key Skills & Experience: In light of his experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his previous service as Chairman and Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG, and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

WILLIAM J. BELL – Age 76

Director since September 30, 2015

Mr. Bell was a consultant to Cablevision from 2005 to 2014. He also held various positions at Cablevision and its predecessor beginning in 1979, including as Cablevision’s Vice Chairman and Chief Financial Officer until 2004. Mr. Bell is a director of AMC Networks since June 2011. Mr. Bell also serves as a director of the Lustgarten Foundation.

Key Skills & Experience: In light of Mr. Bell’s broad experience in the cable and programming industries for the past 40 years, as well as his experience in various positions with Cablevision and its predecessor, including as its former Vice Chairman and Chief Financial Officer, our Board has concluded that William J. Bell should serve as a director of the Company.

PAUL J. DOLAN – Age 58

Director since September 30, 2015

Mr. Dolan is the Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently on the MLB’s Long Range Planning Committee and Ownership Committee. Mr. Dolan has been a director and member of the Compensation Committee of the J.M. Smucker Company since 2006. Mr. Dolan also served as a director of Cablevision until its sale in June 2016 and currently serves as a director of Dix & Eaton, a privately owned communications and public relations firm. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, a cousin by marriage of Brian G. Sweeney, and the cousin of James L. Dolan, Thomas C. Dolan and Quentin F. Dolan.

Key Skills & Experience: In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and of Cablevision, and his service on the board of another public company, our Board has concluded that Paul J. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN – Age 22

Director since September 30, 2015

Mr. Dolan is a student at New York University. Mr. Dolan has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment, LLC. Quentin F. Dolan is the son of James L. Dolan, the grandson of Charles F. Dolan, the nephew of Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.

Key Skills & Experience: In light of the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company as well as being a member of the third generation of Cablevision’s founding family, our Board has concluded that Quentin F. Dolan should serve as a director of the Company.

THOMAS C. DOLAN – Age 64

Director since February 9, 2010

Mr. Dolan was the Executive Vice President, Strategy and Development, Office of the Chairman of Cablevision from September 2008 until its sale in June 2016. He was Chief Executive Officer of Rainbow Media Corp. from April 2004 to April 2005; Executive Vice President and Chief Information Officer of Cablevision from October 2001 until April 2005; Senior Vice President and Chief Information Officer of Cablevision from February 1996 to October 2001; Vice President and Chief Information Officer of Cablevision from July 1994 to February

1996; General Manager of Cablevision’s East End Long Island cable system from November 1991 to July 1994 and System Manager of Cablevision’s East End Long Island cable system from August 1987 to October 1991. Mr. Dolan currently serves as a director of AMC Networks and MSG and previously served as a director of Cablevision until its sale in June 2016. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, the brother-in-law of Brian G. Sweeney, the uncle of Quentin F. Dolan, and the cousin of Paul J. Dolan.

Key Skills & Experience: In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

WILT HILDENBRAND – Age 69

Director since November 30, 2011

Mr. Hildenbrand was a Senior Advisor of Customer Care, Technology and Networks for Cablevision from January 2013 until its sale in June 2016. He also served in various other roles at Cablevision including: Senior Advisor of Engineering and Technology from March 2006 to January 2013; Executive Vice President of Engineering and Technology from January 2000 to March 2006; Senior Vice President of Technology from January 1998 to January 2000 and Vice President of Engineering Support and Customer Relations from October 1986 to January 1998. He served as Director of Engineering for Rainbow Media Holdings, a former subsidiary of Cablevision, from July 1979 to October 1986. Mr. Hildenbrand serves as a director of MSG.

Key Skills & Experience: In light of his experience in various positions at Cablevision and his familiarity with the Company and MSG, our Board has concluded that Wilt Hildenbrand should serve as a director of the Company.

HANK J. RATNER – Age 57

Director since September 30, 2015

Mr. Ratner is President and CEO of Independent Sports and Entertainment (“ISE”), an athlete management and sports-related investment company since May 2016. Previously, Mr. Ratner was the Vice Chairman of Cablevision from December 2002 until its sale in June 2016. Mr. Ratner previously served as Vice Chairman of MSG from February 2014 until January 2015, and President and Chief Executive Officer of MSG from July 2009 to February 2014. Mr. Ratner was Vice Chairman of Rainbow Media (the name of AMC Networks while it was a subsidiary of Cablevision) from June 2002 to June 2011; a director of Rainbow Media from April 1997 to September 2003; Chief Operating Officer of Rainbow Media from October 1999 to June 2002; Chief Operating Officer and Secretary of Rainbow Media from October 1998 to October 1999; Executive Vice President & Secretary of Rainbow Media from October 1997 to October 1998; and Executive Vice President, Legal & Business Affairs and Secretary of Rainbow Media from July 1993 to October 1997. Mr. Ratner also serves as a director of the Garden of Dreams Foundation and Co-Chairman of the board of Winview Games, a startup focused on mobile two-screen synchronized televised sports games for prizes in the United States.

Key Skills & Experience: In light of his experience in various positions with the Company and its predecessors, including as the Company’s Vice Chairman and President and Chief Executive Officer, and the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company and Vice Chairman of Cablevision, our Board has concluded that Hank J. Ratner should serve as a director of the Company.

BRIAN G. SWEENEY – Age 52

Director since February 9, 2010

Mr. Sweeney served as the President and Chief Financial Officer of Cablevision beginning in March 2015 until its sale in June 2016. Previously, Mr. Sweeney served as the President of Cablevision beginning in April 2014. He was Senior Executive Vice President, Strategy and Chief of Staff of Cablevision from January 2013 to April 2014; Senior Vice President — Strategic Software Solutions of Cablevision from June 2012 to January 2013; and Senior Vice President — eMedia of Cablevision from January 2000 to June 2012. Mr. Sweeney serves as a director of AMC Networks and MSG and previously served as a director of Cablevision until its sale in June 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan and Thomas C. Dolan, the uncle of Quentin F. Dolan, and the cousin by marriage of Paul J. Dolan.

Key Skills & Experience: In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

BOARD OF DIRECTORS

Term of Office and Attendance at Board Meetings

The term of office of our directors will expire at the annual meeting of stockholders on December 15, 2016, at which time our stockholders will vote on each director nominee’s election for a term to expire at the annual meeting of the Company’s stockholders in 2017 and once their successors have been elected and qualified. See “Proposal 1 — Election of Directors.” The business address for each director is c/o MSG Networks Inc., Eleven Pennsylvania Plaza, New York, NY 10001. Each director is a citizen of the United States. We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is equally as important as attendance at meetings of the Board. All of the incumbent directors, except two, attended the 2015 annual stockholders meeting.

The Board met six times during the fiscal year ended June 30, 2016 and all of the directors who were on the Board during such time attended at least 75% of the meetings of the Board and, as applicable, the committees of the Board on which he or she served.

Director Nominations

The Board has established a nomination mechanism in our Corporate Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”). Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office. Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office. Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of Class A Common Stock the right to elect up to 25% of the members of our Board. We believe that creating a nominating committee responsible for recommending nominees for election as directors would be inconsistent with the vested rights of the holders of Class B Common Stock.

Director Selection

Our directors have not set specific, minimum qualifications that nominees must meet in order for them to be nominated for election to the Board, but rather believe that each nominee should be evaluated based on his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors will evaluate possible candidates to recommend to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Board also considers nominees for Class A Directors recommended by our stockholders. Nominees recommended by stockholders are given appropriate consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2017 annual meeting of stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2017 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provides the holders of our Class B Common Stock the exclusive right to elect our Class  B Directors.

Board Leadership Structure

Our Board has chosen to separate the roles of Executive Chairman and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it recognizes both Mr. James L. Dolan’s senior executive role with the Company as well as his leadership position on the Company’s Board while the Company is also able to benefit from the experience of its President and Chief Executive Officer, Ms.  Andrea Greenberg, with responsibility for day-to-day management of the Company.

Risk Oversight

The Company’s Board believes that risk oversight is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in this risk oversight role. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation programs. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide and divisional performance and its equity-based component designed to align the executives’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation programs do not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

Each non-employee director receives a base fee of $50,000 per year; $2,000 per Board, committee or non-management director meeting attended in person; and $500 per Board, committee or non-management director meeting attended by telephone. Non-employee directors also receive $10,000 annually per committee chairmanship or $5,000 annually per committee membership. In addition, we reimburse our directors for reasonable expenses in connection with attendance at Board, committee and stockholder meetings. A director who is a Company employee receives no compensation for serving as a director.

We also pay our non-employee directors compensation in restricted stock units. On the day of the annual stockholder’s meeting, each non-employee director receives an annual grant of restricted stock units for the number of shares of Class A Common Stock equal to $110,000 based on the average closing price over the 20-day trading period concluding on the previous day. The restricted stock units the non-employee directors receive are fully vested on the date of grant.

Our non-employee directors are required to hold all such restricted stock units until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock, or at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2010 Stock Plan for Non-Employee Directors, as amended, which was most recently approved by the Company’s stockholders on December 11, 2015 and is administered by the Compensation Committee. In connection with the MSG Distribution, each holder of a director restricted stock unit received one share of MSG Class A Common Stock in respect of every three restricted stock units owned on the record date and continues to be entitled to a share of our Class A Common Stock (or cash or other property) in accordance with the award agreement.

Prior to the MSG Distribution, in order for our directors to develop an intimate familiarity with the different types of events presented at our venues, the services and support offered to patrons at our events and the characteristics and features of our venues, the Company made available to each of our non-employee directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events had been integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations did not apply to special events to which non-employee directors and their guests may have been specifically invited from time to time in their capacity as non-employee directors of the Company (e.g., charity concerts, premieres, etc.). In addition, non-employee directors had been able to purchase tickets to events from the Company at face value, subject to availability. Tickets provided to non-employee directors were not available for resale. Effective as of the MSG Distribution, the Company no longer makes such tickets available to our non-employee directors.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-employee director during the fiscal year ended June 30, 2016. Directors who are employees of the Company receive no compensation for service as directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Current Non-Employee Directors
Charles F. Dolan	57,500	110,674	—	—	—	—	168,174
Paul J. Dolan(4)	42,500	129,100	—	—	—	—	171,600
Quentin F. Dolan(4)	39,500	129,100	—	—	—	—	168,600
Thomas C. Dolan	56,500	110,674	—	—	—	—	166,674
William J. Bell	42,500	129,100	—	—	—	—	171,600
Wilt Hildenbrand	57,500	110,674	—	—	—	—	168,174
Hank J. Ratner(4)	44,000	129,100	—	—	—	—	173,100
Brian G. Sweeney	57,500	110,674	—	—	—	—	168,174
Eugene F. DeMark(4)	64,750	129,100	—	—	—	—	193,850
Joel M. Litvin(4)	66,000	129,100	—	—	—	—	195,100
John L. Sykes(5)	83,750	147,545	—	—	—	—	231,295
Former Non-Employee Directors
Charles P. Dolan(6)	15,000	—	—	—	—	—	15,000
Kristin A. Dolan(6)	15,000	—	—	—	—	—	15,000
Richard D. Parsons(6)	16,750	—	—	—	—	—	16,750
Nelson Peltz(6)	13,500	—	—	—	—	—	13,500
Alan D. Schwartz(6)	22,750	—	—	—	—	—	22,750
Scott M. Sperling(6)	16,250	—	—	—	—	—	16,250
Vincent Tese(6)	22,250	—	—	—	—	—	22,250

(1)	These amounts represent retainer, committee and board meeting fees earned during the fiscal year ended June 30, 2016. The amounts reported do not include expenses incurred in attending meetings for which the Company reimburses each non-employee director for reasonable out-of-pocket expenses.

(2)	This column reflects the grant date fair market value of 5,460 restricted stock units granted on December 11, 2015 to each non-employee director for such non-employee director’s service from the 2015 annual meeting through the 2016 annual meeting, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. With respect to Messrs. Paul J. Dolan, Quentin F. Dolan, William J. Bell, Hank J. Ratner, Eugene F. DeMark and Joel M. Litvin, this column reflects the grant date fair market value of an additional pro rata award of 909 restricted stock units granted on December 11, 2015 for such non-employee director’s service from September 2015 through the 2015 annual meeting, calculated in accordance with FASB ASC Topic 718. With respect to Mr. John L. Sykes, this column reflects the grant date fair market value of an additional pro rata award of 1,819 restricted stock units granted on December 11, 2015 for his service from August 2015 through the 2015 annual meeting, calculated in accordance with FASB ASC Topic 718. Former non-employee directors whose service terminated in connection with the MSG Distribution did not receive an equity award from the Company with respect to the year ended June 30, 2016.

(3)	For each current non-employee director, the aggregate number of restricted stock units held as of June 30, 2016 is as follows: Charles F. Dolan, 23,949 units; Paul J. Dolan, 6,369 units; Quentin F. Dolan, 6,369 units; Thomas C. Dolan, 23,949 units; William J. Bell, 6,369 units; Wilt Hildenbrand, 15,570 units; Hank J. Ratner, 6,369 units; Brian G. Sweeney, 23,949 units; Eugene F. DeMark, 6,369 units; Joel M. Litvin, 6,369 units; and John L. Sykes, 7,279 units. Each former non-employee director holds no restricted stock units as of June 30, 2016 given that the restricted stock units vested 90 days after Board service.

(4)	In connection with the MSG Distribution, Messrs. William J. Bell, Eugene F. DeMark, Quentin F. Dolan, Paul J. Dolan, Joel M. Litvin and Hank J. Ratner were elected directors of the Company effective September 30, 2015.

(5)	Effective August 5, 2015, Mr. John L. Sykes was appointed a director of the Company.

(6)	In connection with the MSG Distribution, Mr. Charles P. Dolan, Ms. Kristin A. Dolan, Messrs. Richard D. Parsons, Nelson Peltz, Alan D. Schwartz, Scott M. Sperling and Vincent Tese resigned as directors of the Company effective September 30, 2015.

Board Committees

Our board has two standing committees: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. DeMark (Chair), Litvin and Sykes

•	Meetings during fiscal year ended June 30, 2016: 5

The Board expects that Mr. Lhota will replace Mr. DeMark as a member and the Chair of the Audit Committee following the 2016 annual meeting if Mr. Lhota is elected to the Board by the holders of Class A Common Stock.

The primary purposes and responsibilities of our Audit Committee are to:

•	assist the Board (i) in its oversight of the integrity of our financial statements, (ii) in its oversight of our compliance with legal and regulatory requirements, (iii) in assessing our independent registered public accounting firm’s qualifications and independence, and (iv) in assessing the performance of our internal audit function and independent registered public accounting firm;

•	appoint, compensate, retain and oversee the Company’s registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review the appointment and replacement of the head of our internal audit department;

•	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•	review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);

•	conduct and review with the Board an annual performance evaluation of the Audit Committee;

•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually; and

•	report to the Board on a regular basis.

As discussed above, our Board has determined that each member of our Audit Committee, as well as Mr. Lhota, is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. DeMark and Lhota is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Corporate Governance — Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.msgnetworks.com. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, Eleven Pennsylvania Plaza, New York, NY 10001.

Compensation Committee

•	Members: Messrs. DeMark, Litvin and Sykes (Chair)

•	Meetings during fiscal year ended June 30, 2016: 17

The Board expects that Mr. Lhota will replace Mr. DeMark as a member the Compensation Committee following the 2016 annual meeting if Mr. Lhota is elected to the Board by the holders of Class A Common Stock.

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;

•	review and approve corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the President and Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;

•	oversee the activities of the committee or committees administering our retirement and benefit plans;

•	in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”); (f) determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;

•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual performance evaluation of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years. As discussed above, our Board has determined that each member of our Compensation Committee, as well as Mr. Lhota, is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code (“Code Section 162(m)”). The Compensation Committee may also engage outside compensation consultants to assist in the performance of its duties and responsibilities.

The text of our Compensation Committee charter is available on our website at www.msgnetworks.com. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, Eleven Pennsylvania Plaza, New York, NY 10001.

Compensation Committee Interlocks and Insider Participation

Messrs. DeMark, Litvin and Sykes serve as members of the Compensation Committee. None of them is a current or a former officer or employee of the Company. Mr. Lhota, who is expected to serve on the Compensation Committee following the 2016 annual meeting if elected to the Board by the holders of Class A Common Stock, was a former employee of the Company from June 2, 2010 to November 9, 2011.

Other Board Committee Matters

In addition to standing committees, the Company has adopted a policy whereby a committee of our Board consisting entirely of independent directors (an “Independent Committee”) will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has also adopted a special approval policy for transactions with MSG and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $120,000. This policy also applied to transactions with Cablevision and its subsidiaries until the sale of Cablevision to Altice N.V. on June 21, 2016 at which time the policy was amended to eliminate references to Cablevision. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

Currently, and throughout our fiscal year ended June 30, 2016, our Audit Committee (which consisted solely of Class A Directors) served as the Independent Committee under the above policies. For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Our Amended By-laws permit us to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed KPMG as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending June 30, 2017. KPMG will audit our financial statements for the fiscal year ending June 30, 2017. Representatives of KPMG will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We are asking that you ratify the appointment of KPMG, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees for services rendered by KPMG, our independent registered public accounting firm, for our fiscal years ended June 30, 2016 and June 30, 2015, respectively:

	2016	2015
Audit fees(1)	$1,049,000	$1,128,000
Audit-related fees(2)	$809,475	$1,850,600
Tax fees(3)	$788,562	$986,556
All other fees	—	—

(1)	Audit fees billed to the Company in 2016 and 2015 consisted of services for work arising from the Company’s consolidated 2016 financial statement audit and consolidated 2015 financial statement audit.

(2)	Audit-related fees billed to the Company consisted primarily of services relating to certain contractually-required audits, the separation of MSG from the Company pursuant to the MSG Distribution and the preparation of certain financial statements in connection with the Company’s sale of its Fuse network. Additional fees paid to KPMG of $96,800 for 2015 related to the audits of certain pension plans and the Garden of Dreams Foundation and are not reflected in the amounts above as these were paid directly by the respective entity.

(3)	Tax fees billed to the Company consisted primarily of advisory and compliance services relating to federal and state tax matters, including tax advisory services related to the separation of MSG from the Company pursuant to the MSG Distribution.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. In addition, the Chief Financial Officer may approve the engagement of the independent registered public accounting firm for audit-related, tax and non-audit services not to exceed $50,000 per engagement provided that such engagement does not impair the external auditor’s independence and is ratified by the Audit Committee at the next Audit Committee meeting. All of the services for which fees were disclosed were pre-approved under the Audit Committee’s pre-approval policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. During the first quarter of the fiscal year ended June 30, 2016, the Company had a full time Internal Audit Department that reported to the Audit Committee and management. Effective as of September 30, 2015, the Company’s Internal Audit function is provided to the Company by the Internal Audit Department of MSG through a transition services agreement with MSG. The Internal Audit function provided the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with KPMG the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit function and KPMG, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2016, the Audit Committee met with the head of the Internal Audit Department of MSG (who oversees the provision of internal audit services to the Company under our transition services agreement with MSG) and representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations related to the Company, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2016 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Eugene F. DeMark (Chair)

Joel M. Litvin

John L. Sykes

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides a discussion of our compensation philosophy and 2016 compensation for the following named executive officers (the “current NEOs”):

James L. Dolan	Executive Chairman
Andrea Greenberg	President and Chief Executive Officer
Bret Richter	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President, General Counsel and Secretary
Dawn Darino-Gorski	Senior Vice President, Controller and Principal Accounting Officer

Compensation Disclosure Considerations Related to the Separation of MSG and MSG Networks

On September 11, 2015 The Madison Square Garden Company (NYSE: MSG) spun off its entertainment and sports businesses into a separately publicly traded company, MSG Spinco, Inc. In connection with the separation, The Madison Square Garden Company changed its name to MSG Networks, Inc. (NYSE: MSGN) and MSG Spinco, Inc. assumed the name The Madison Square Garden Company (NYSE: MSG).

Three former officers who did not continue as officers following the MSG Distribution, Mr. David O’Connor, Ms. Donna Coleman and Mr. Joseph F. Yospe (the “Former Executives” and together with the current NEOs, collectively, the “NEOs”), are also deemed named executive officers under SEC rules.

Messrs. Dolan and Burian serve as officers and employees of each of the Company and MSG. The compensation of Messrs. Dolan and Burian related to their employment by MSG is not reflected herein (for more information regarding the respective compensation of Messrs. Dolan and Burian by MSG, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2016).

This Compensation Discussion and Analysis describes the specific arrangements that the Company had in place for our NEOs in the fiscal year ended June 30, 2016, as well as a discussion of our compensation philosophy for the NEOs with respect to that year. Accordingly, the compensation data of the Former Executives is presented in this Compensation Discussion and Analysis solely because each such Former Executive was either a principal executive officer, principal financial officer, or one of the three most highly compensated executive officers, for a portion of the year.

Executive Summary

Business Overview

MSG Networks Inc., an industry leader in sports production, and content development and distribution, owns and operates two award-winning regional sports and entertainment networks, MSG Network (“MSGN”) and MSG+, collectively “MSG Networks.” For more than 40 years, we have been a pioneer in regional sports television, setting a standard of excellence, creativity and technological innovation. Today, our exclusive award-winning programming continues to be a valuable differentiator for our viewers, advertisers and the cable, satellite, telephone and other platforms that distribute our networks. Our networks are widely distributed throughout our territory, which includes all of New York State and significant portions of New Jersey and Connecticut, as well as parts of Pennsylvania. Our networks are also carried nationally by certain distributors on sports tiers or in similar packages.

Executive Compensation Program Objectives and Philosophy

The Company competes for talent among a wide array of media and entertainment companies. Our NEOs have substantial and meaningful professional experience in the industry in which the Company operates.

The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can continue to drive our business objectives and achieve strong financial, operational and stock price performance. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of, the strategic objectives of growing the Company’s businesses and maximizing stockholder value.

Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation
Significant portion of compensation opportunity should be at risk

•      The majority of compensation for the Company’s executive officers should be at risk and based on the performance of the Company

•      Actual compensation levels will depend upon the Company’s actual performance as determined by the Compensation Committee

Long-term performance incentives should generally outweigh short-term performance incentives	• Incentive compensation of the Company’s executive officers should generally focus more heavily on long-term rather than short-term accomplishments and results
Executives should be aligned with stockholders through equity compensation	• Equity-based compensation should be used to align the interests of our executive officers with the interests of our stockholders
Compensation structure should enable the Company to attract, retain, motivate and reward the best talent

•      The overall executive compensation program should be competitive, equitable and structured so as to ensure the Company’s ability to attract, retain, motivate and reward talented executives who are essential to the Company’s continuing success

•      The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities

In designing the executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and service-based compensation.

Elements of Compensation

MSG Networks compensates its NEOs through salary, annual incentive awards, long-term incentive awards, perquisites and fringe benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our management tied to key financial measures that drive stockholder value and reward sustained achievement of the Company’s key financial goals.

For the year ended June 30, 2016, the Compensation Committee replaced cash performance awards with performance stock units in the long-term incentive program and adjusted the vesting schedule of restricted stock units from three-year cliff-vesting to ratable vesting over three years. The Committee believes that this shift to 50% performance stock units and 50% restricted stock units:

•	Establishes stronger alignment between executives and the interests of the Company’s stockholders

•	Provides meaningful incentive to drive actions that will improve the Company’s stock price performance over the long term

The table below summarizes the elements of our fiscal 2016 compensation program and how each element supports the Company’s compensation objectives:

Compensation Element	Description	At- Risk	Long-Term	Stockholder Alignment
Base Salary	• Fixed level of compensation to compensate NEOs for day-to-day services performed for the Company
Annual Incentive	• Performance-based cash incentive opportunity • Based on achievement of pre-defined metrics of Company and individual performance	✓		✓
Long-Term Incentive Restricted Stock (50%)	• Awards of restricted stock with three-year ratable vesting	✓	✓	✓
Long-Term Incentive Performance Stock Units (50%)	• Performance plan based solely on the achievement of quantitative metrics • Awards cliff-vest three years from date of grant	✓	✓	✓
Other Compensation	• Retirement benefits and certain perquisites

Compensation Program Practices and Policies

The following discussion describes the practices and policies implemented by the Compensation Committee during the year ended June 30, 2016. For the 2016 fiscal year, compensation for the Former Executives was subject to employment agreements approved by the Compensation Committee of the pre-MSG Distribution combined Company. Compensation for the current NEOs (other than Mr. Dolan) was subject to employment agreements approved by the Company’s Compensation Committee in connection with the MSG Distribution. Mr. Dolan’s compensation was previously subject to an employment agreement that was entered into before the Cablevision Distribution and approved by Cablevision’s compensation committee (although the term of that agreement expired on December 31, 2014, certain provisions, including provisions relating to termination of employment, survived such expiration). On September 16, 2016, the Company and Mr. Dolan entered into a new employment agreement. Information concerning the Company’s employment agreements with the NEOs is set forth below.

The Compensation Committee considered the results of its most recent (2014) advisory “say-on-pay” proposal and incorporated such results as one of many factors in its assessment and development of the compensation program. Because the compensation described in our 2014 proxy statement was approved on an advisory basis by a substantial majority of shares voted (including substantial majorities of each of the Class A Common Stock and the Class B Common Stock voted), the result of such vote was not a contributing factor to the changes to our executive compensation program.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the performance objectives for the Company’s incentive compensation have been based on revenues and on the adjusted operating cash flow, or “AOCF.” The Company considers these performance objectives to be key measures of the Company’s operating performance.

The Company defines AOCF, which is a non-U.S. GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment and intangible assets, (ii) share-based compensation expense or benefit, (iii) restructuring charges or credits and (iv) gains or losses on sales or dispositions of businesses. Because it is based on operating income (loss), AOCF also excludes interest expense (including cash interest expense) and other non-operating income and expense items. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

In setting compensation levels for the year ended June 30, 2016, the Compensation Committee reviewed tally sheets prepared by the compensation consultant for those NEOs who had been compensated as officers in the prior fiscal year, setting forth all components of compensation payable, and the benefits accruing, to the NEOs with respect to the prior fiscal year, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the Compensation Committee’s review of the total compensation for the year ended June 30, 2016, the compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the compensation consultant considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the fiscal year ended June 30, 2016, the Compensation Committee, in consultation with the compensation consultant, determined not to utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies.

Besides the market data listed above, the Compensation Committee considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation level based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board of Directors — Board Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of an independent compensation consultant to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

ClearBridge Compensation Group LLC (the “compensation consultant”) serves as the independent compensation consultant to the Compensation Committee. The compensation consultant reports directly to the Compensation Committee and, at the request of the Compensation Committee, the compensation consultant meets with members of management from time to time for purposes of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

The services provided by the compensation consultant to the Compensation Committee during the year ended June 30, 2016 included:

•	Attended all Compensation Committee meetings;

•	Provided information, research and analysis pertaining to the executive compensation program for the 2016 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices and legislation pertaining to compensation;

•	Assisted the Compensation Committee in making pay determinations for the Senior Employees;

•	Assisted the Compensation Committee in making compensation decisions in connection with the entry into agreements with the Executive Chairman (agreement entered into in September 2016), President and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer, Executive Vice President, General Counsel and Secretary and Senior Vice President, Controller and Principal Accounting Officer;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-employee director compensation.

During the 2016 fiscal year, the compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee charter for the year ended June 30, 2016 required the Compensation Committee to consider the NASDAQ and NYSE independence factors (the Company switched its listing from

NASDAQ to the NYSE during the year ended June 30, 2016) before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. Following such consideration, the Compensation Committee concluded that the compensation consultant satisfies the independence requirements of the NASDAQ and NYSE rules. In addition, the Compensation Committee believes that the compensation consultant’s work did not raise any conflicts of interest during the year ended June 30, 2016. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executives in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the compensation consultant, establishes each of their compensation. Senior management of the Company assists the Compensation Committee and the compensation consultant as described in this Compensation Discussion and Analysis, and provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with the compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Elements of Our Compensation Program

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s desire to attract, retain, motivate and reward highly-qualified executive officers. The compensation program included the following key elements for the year ended June 30, 2016: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical Company compensation, other information provided by the compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

Employment Agreement Impacts of Spin-off

Compensation for Mses. Greenberg and Darino-Gorski, and Messrs. Richter and Burian was subject to their respective employment agreements with the Company. Mr. Dolan’s prior employment agreement expired on December 31, 2014, but certain provisions, including provisions relating to termination of employment, survived such expiration. On September 16, 2016, Mr. Dolan and the Company entered into a new employment agreement. Employment agreements with Messrs. O’Connor and Yospe, and Ms. Coleman were assigned to MSG in connection with the MSG Distribution. Information concerning the Company’s employment agreements with the NEOs is set forth below under “Executive Compensation Tables — Employment Agreements.”

Mr. Dolan is also employed by MSG as its Executive Chairman and was employed by Cablevision as its Chief Executive Officer until its sale in June 2016. Additionally, Mr. Burian is also employed by MSG as its Executive Vice President, General Counsel and Secretary. Messrs. Dolan and Burian receive separate compensation from MSG (and Mr. Dolan received separate compensation from Cablevision) with respect to such employment.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate the NEOs for the day-to-day services performed for the Company. Base salaries for these executives have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executives. The employment agreements between the Company and certain of the executive officers contain a minimum base salary level. For information regarding these minimum base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries paid by the Company to each of Mr. Dolan, Ms. Greenberg, Messrs. O’Connor and Richter, Ms. Coleman, Mr. Burian, Ms. Darino-Gorski, and Mr. Yospe, in the year ended June 30, 2016 were as follows: $275,000, $736,731, $407,692, $480,377, $802,083, $514,423, $334,907, and $127,750, respectively. As previously noted, certain executive officers departed the Company in connection with the MSG Distribution, and thus the base salary paid to each of the Former Executives reflects the executive’s employment with the Company through the date of the MSG Distribution. See footnote 1 to “Executive Compensation Tables – Summary Compensation Table” for a more detailed discussion of the base salaries paid during the Company’s fiscal year. Effective September 1, 2016, annual base salaries of Mr. Dolan, Ms. Greenberg, Messrs. Richter and Burian, and Ms. Darino-Gorski were increased to $1,000,000, $850,000, $653,020, $309,000, and $360,500, respectively. The Compensation Committee determined salary increases for executive officers after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Under our executive compensation program, annual incentive awards are made to executive officers and certain other members of management. Annual incentive awards are designed to link executive compensation directly to the Company’s performance and provide incentives and rewards for excellent business performance during the applicable fiscal year.

Each employee eligible for an annual incentive award is assigned a target award equal to a percentage of that employee’s base salary earned during the applicable fiscal year. The target annual incentive awards are determined based upon the applicable employee’s position, grade level, responsibilities and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and certain of the NEOs contains a minimum target annual incentive award level. For information regarding these minimum target annual incentive award levels, see “Executive Compensation Tables — Employment Agreements” below.

The Compensation Committee currently reviews the target annual incentive award levels of the executive officers at least annually. The Compensation Committee evaluates each such executive’s performance, experience and, based on their performance and in accordance with the terms of their employment agreement, the Compensation Committee, in its sole discretion, may revise target annual incentive award levels for the executive officer. Target incentive award levels for the NEOs as a percentage of base salary were as follows: Mr. Dolan —200%; Ms. Greenberg — 100%; Mr. Richter — 75%; Mr. Burian — 150%; Ms. Darino-Gorski — 35%. With respect to Ms. Greenberg, such percentage was increased from 60% in connection with her promotion to President and Chief Executive Officer upon the MSG Distribution. Pursuant to their employment agreements, in the event that the MSG Distribution did not occur, the Former Executives would have been entitled to target incentive levels no less than: Mr. O’Connor — 200%; Ms. Coleman — 150%; and Mr. Yospe — 45%.

Annual Cash Incentive Awards are granted from one of our two plans:

•	Cash Incentive Plan (CIP): Annual incentive Plan for the NEOs and other individuals that the Compensation Committee determines may be covered by Code Section 162(m).

•	Management Performance Incentive Program (MPIP): Annual incentive plan for all other members of management

Both annual incentive plans are fully performance-based. The CIP and MPIP plans and 2016 awards are described in more detail below.

CIP

The payment of the annual incentive awards under the CIP is conditioned upon the satisfaction of performance objectives established by the Compensation Committee at the beginning of the performance year. Any such performance objective is subject to various adjustments such as for acquisitions and dispositions and investments in third-party businesses or business ventures. The performance objectives for the 2016 fiscal year annual bonus were established by the Compensation Committee in September 2015. These targets were intended to achieve tax deductibility under Code Section 162(m) for bonuses paid to those NEOs then employed by the Company who are covered by Code Section 162(m).

Upon achievement of the performance objectives, each participant is eligible to receive payment of an incentive bonus equal to the lesser of $10 million and two times the NEO’s target annual incentive award, subject to the Compensation Committee’s discretion to reduce the award. In general, under the CIP, regardless of whether the Company achieves, exceeds or fails to achieve its target performance objectives, the Compensation Committee has the discretion only to decrease the annual incentive awards if the Company wishes to preserve the Code Section 162(m) deduction.

2016 Targets and Achievements

For the year ended June 30, 2016, threshold performance for the Company’s AOCF was set at $223.4 million. If the Company’s AOCF fell below the designated threshold, no incentive payments would be made under the CIP. Given our strong performance, actual AOCF of the Company for the year ended June 30, 2016 equaled $298.7 million. Such achievement was certified by the Compensation Committee on August 12, 2016. Despite this strong performance, the Compensation Committee determined to apply negative discretion under the CIP to bring payouts generally in line with calculated payouts under the MPIP for eligible individuals (as described below), except for Mr. Burian and Ms. Darino-Gorski, for whom the Compensation Committee elected to apply less negative discretion in recognition of Mr. Burian’s efforts with regards to the MSG Distribution and Ms. Darino-Gorski’s personal performance. On September 15, 2016, the annual incentive awards for the year ended June 30, 2016 were approved to be paid by the Company to the eligible current NEOs as follows: Mr. Dolan — $330,973; Ms. Greenberg — $872,716; Mr. Richter — $469,749; Mr. Burian —$576,327; and Ms. Darino-Gorski — $177,832. In addition, the Company was responsible for a portion of the liability related to bonuses paid by MSG to certain of its employees for the 2016 fiscal year (33% of amounts accrued as of the MSG Distribution Date), including Messrs. Dolan and Burian, and the Former Executives. Amounts paid by the Company in respect of such Former Executives are as follows: Mr. Dolan — $93,752; Mr. Burian — $123,750; Mr. O’Connor — $335,077; and Mr. Yospe — $17,880. See MSG’s Definitive Proxy Statement filed with the SEC on October 27, 2016 for additional details regarding the bonuses paid by MSG to its NEOs for the 2016 fiscal year.

MPIP

The payment of annual incentive awards under the MPIP to all eligible employees is conditioned upon the satisfaction of performance objectives established by the Compensation Committee. For the year ended June 30, 2016, under the MPIP, these performance objectives related to items such as revenues, AOCF, sponsorship, and other strategic and operating metrics. Annual incentive awards under the MPIP are adjusted based on recipients’ individual performances. To the extent the Company exceeds or falls short of the MPIP performance objectives, eligible employees may receive payments greater than or less than their target annual incentive award.

Long-term Incentives

Our core long-term incentive program had historically been a mix of 50% restricted stock units and 50% cash performance awards, with the size of target awards based upon an eligible employee’s grade level or employment agreement. For the year ended June 30, 2016, the Compensation Committee determined to modify the long-term incentive program by replacing the cash performance awards with performance stock units, and modifying the vesting schedule of restricted stock units from vesting in their entirety on the third anniversary of their grant date (i.e., cliff-vesting) to vesting ratably over three years. The performance stock units will vest based on the achievement of Company performance criteria following the conclusion of the three year performance period, as discussed below.

The Committee believes that this shift to 50% performance stock units and 50% restricted stock units:

•	Establishes stronger alignment between executives and the interests of the Company’s stockholders

•	Provides meaningful incentive to drive actions that will improve the Company’s stock price performance over the long term

We generally make our annual long-term incentive grants to eligible employees after the public announcement of our annual financial information. Long-term awards of restricted stock units and performance stock units were granted in September 2015 for the Company’s fiscal year ended on June 30, 2016. Such awards were granted prior to the MSG Distribution (other than for Mr. Richter, whose awards were granted in October 2015) and contained provisions whereby the awards were equitably adjusted following the MSG Distribution, in order to reflect the post-MSG Distribution value of the Company’s stock.

In September 2016, the Compensation Committee determined to award Mr. Dolan stock options in lieu of restricted stock units and performance stock units, half of which will be subject to time-based vesting and half of which will be subject to performance-based vesting conditions. The Compensation Committee believes that stock options provide an additional mechanism for alignment with stockholders.

Restricted Stock Units

The Compensation Committee believes that restricted stock units provide eligible NEOs with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. Restricted stock unit grants made in the year ended June 30, 2016 generally vest in equal installments on each of the first three anniversaries of the grant date, which we believe provides strong incentive for the executives to remain with the Company.

Under our executive compensation program for the year ended June 30, 2016, long-term incentive grants of restricted stock units were made to executive officers and certain other members of management pursuant to the Company’s 2010 Employee Stock Plan.

Restricted stock units:

•	Vest ratably over three years

•	Include a performance condition designed to achieve tax deductibility under Code Section 162(m) for the NEOs

•	Settle in Class A Common Stock or, at the Compensation Committee’s discretion, in a cash amount equal to the value of one share of Class A Common Stock

2015 RSU Grants

In September 2015, the Compensation Committee approved awards of restricted stock units to the current NEOs for the fiscal year ended on June 30, 2016 (other than for Mr. Richter, whose awards were granted in October 2015 when he joined the Company).

The number of restricted stock units granted to each eligible employee was determined based on a target value and the average closing price over the 20-day trading period concluding on the day prior to the grant, subject to adjustment in connection with the MSG Distribution as described below. The awards included a mechanism for the number of units to be equitably adjusted following the MSG Distribution in order to preserve the value of such awards on the date of adjustment (and in the case of Messrs. Dolan and Burian, to allocate the value of such awards following the MSG Distribution among restricted stock units of each of the Company and MSG). See “— Other Awards – MSG Distribution” below. Following such adjustment and the grant to Mr. Richter upon joining the Company in October 2015, the current NEOs held the following 2016 fiscal year annual awards of Company restricted stock units in respect of such grant: Mr. Dolan – 13,640 units; Ms. Greenberg – 38,994 units; Mr. Richter – 19,310 units; Mr. Burian – 11,698 units; and Ms. Darino-Gorski – 8,593 units.

The Code Section 162(m) performance objectives with respect to these awards require the AOCF of the Company in any of the fiscal years ended on June 30, 2016, June 30, 2017 or June 30, 2018 to exceed 75% of the 2015 fiscal year pro forma AOCF of the pre-MSG Distribution Media business segment less LTIP expense. If the Company fails to achieve such target in one or both of the first two fiscal years, the restricted stock units that would have vested will remain eligible to vest upon achievement of the target in a subsequent fiscal year. In September 2015, the Compensation Committee approved the following awards of the Company restricted stock units to the Former Executives, which were cancelled and replaced by an award of MSG restricted stock units with the same value and substantially the same terms in connection with the MSG Distribution: Mr. O’Connor —61,750 units; and Mr. Yospe — 2,820 units.

In September 2016, the Compensation Committee granted long-term incentive awards for the 2017 fiscal year. Mr. Dolan’s awards were granted pursuant to his new employment agreement. See “Executive Compensation Tables — Employment Agreements.” Ms. Greenberg’s long-term incentive award target value of restricted stock units granted in the 2017 fiscal year was increased from $750,000 to $900,000. The long-term incentive award targets for restricted stock units granted in the 2017 fiscal year to Messrs. Richter and Burian, and Ms. Darino-Gorski did not change.

RSU Grants in Connection with Recent Appointments

In connection with their appointment to the offices of President and Chief Executive Officer and Executive Vice President and Chief Financial Officer, respectively, Ms. Greenberg and Mr. Richter were granted the following special one-time grants of restricted stock units: Ms. Greenberg — 77,951 units; Mr. Richter —51,470 units. Such special awards will each vest in three equal installments on the first three anniversaries of the MSG Distribution, subject to continued employment and the achievement of the performance objectives designed to achieve tax deductibility under Code Section 162(m). The performance objectives with respect to these awards require the AOCF of the Company in any of the fiscal years ended on June 30, 2016, June 30, 2017 or June 30, 2018 to exceed 75% of the 2015 fiscal year pro forma AOCF of the pre-MSG Distribution Media business segment less LTIP expense. If the Company fails to achieve such target in one or both of the first two fiscal years, the restricted stock units that would have vested will remain eligible to vest upon achievement of the target in a subsequent fiscal year. Also, in connection with his appointment as President and Chief Executive Officer prior to the MSG Distribution, Mr. O’Connor was granted a special one-time grant of 476,480 restricted stock units on July 24, 2015, which were scheduled to cliff-vest on June 15, 2018, subject to continued employment. Mr. O’Connor’s special one-time restricted stock units were cancelled and replaced by an award of MSG restricted stock units with substantially the same terms in connection with the MSG Distribution. The one-time award to Mr. O’Connor was to compensate him for equity foregone as a result of his departure from his prior employer.

On August 12, 2016, the Compensation Committee certified the achievement of the performance objectives for the awards held by NEOs by virtue of the AOCF of the Company for the 2016 fiscal year ($298.7 million) exceeding 75% of the pro forma AOCF of the pre-MSG Distribution Media business segment less LTIP expense for the 2015 fiscal year ($223.4 million).

Additional information regarding restricted stock unit awards granted to the NEOs during the fiscal year ended June 30, 2016 is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below. More information regarding other equity grants held by the NEOs appears in the “Outstanding Equity Awards at June 30, 2016” table under “Executive Compensation Tables” below.

Performance Stock Units

Under our executive compensation program for the year ended June 30, 2016, long-term incentive grants of performance stock units were made to executive officers and certain other members of management pursuant to the Employee Stock Plan.

Performance stock units:

•	Vest based on achievement against three-year performance targets set by the Compensation Committee

•	Settle in Class A Common Stock or, at the Compensation Committee’s discretion, in a cash amount equal to the value of one share of Class A Common Stock, subject to continued employment through the settlement date

To the extent the Company exceeds or falls short of the performance objectives, eligible employees may receive payments greater than or less than (or none of) their target performance stock unit award. Any such performance objectives are subject to various required adjustments such as for acquisitions and dispositions, changes in U.S. GAAP and/or investments in new business ventures. With respect to eligible NEOs, the performance stock units were designed to achieve tax deductibility under Code Section 162(m).

Fiscal 2016 Grants

In September 2015, the Compensation Committee approved awards of performance stock units to the current NEOs for the fiscal year ended June 30, 2016 (other than for Mr. Richter, whose awards were granted in October 2015 when he joined the Company). The target number of performance stock units granted to each eligible employee is determined based on a target value and the average closing price over the 20-day trading period concluding on the day prior to the grant, subject to adjustment in connection with the MSG Distribution as described below. The awards included a mechanism for the target number of units to be equitably adjusted following the MSG Distribution in order to preserve the value of such awards on the date of adjustment (and in the case of Messrs. Dolan and Burian, to allocate the value of such awards following the MSG Distribution among restricted stock units of each of the Company and MSG). See “— Other Awards – MSG Distribution” below. Following such adjustment and the grant to Mr. Richter upon joining the Company in October 2015, the current NEOs held the following awards of target performance stock units: Mr. Dolan – 13,640 units; Ms. Greenberg – 38,994; Mr. Richter – 19,310 units; Mr. Burian – 11,698 units; and Ms. Darino-Gorski – 8,593 units. These performance stock units will vest and be payable based upon the Compensation Committee’s certification of the achievement of the performance objectives following the end of the fiscal year ended June 30, 2018, as long as the employee is continuously employed through such time. In September 2015, the Compensation Committee approved the following awards of the Company target performance stock units to the Former Executives, which were cancelled and replaced by an award of MSG performance stock units with the same value and substantially the same terms in connection with the MSG Distribution: Mr. O’Connor – 61,750 units; and Mr. Yospe – 2,820 units. In September 2016, the Compensation Committee granted long-term incentive awards for the 2017 fiscal year. Mr. Dolan’s awards were granted pursuant to his new employment agreement. See “Executive Compensation Tables — Employment Agreements.” Ms. Greenberg’s long-term incentive award target value of performance stock units granted in the 2017 fiscal year was increased from $750,000 to $900,000. The long-term incentive award targets for performance stock units granted in the 2017 fiscal year to Messrs. Richter and Burian, and Ms. Darino-Gorski did not change.

Target Setting

Typically, the Compensation Committee sets the performance objectives for each award in the first quarter of the fiscal year of grant. For the fiscal year ended June 30, 2016, in light of the MSG Distribution, the Compensation Committee set the performance objectives in the second quarter (i.e., the first fiscal quarter following the MSG Distribution) so that it could appropriately set performance objectives and metrics of the Company on a standalone basis. These performance stock units provide that such awards will be payable in September 2018 if (a) the Company achieves specified targets of revenues, and AOCF in the period from the MSG Distribution through June 30, 2018 and (b) continued employment requirements are satisfied. The target levels of revenues and AOCF were derived from the Company’s five-year plan presented to the Board in connection with the Company’s budget for the fiscal year ended June 30, 2016. These targets were intended to measure ongoing operating performance of the Company and are subject to various required adjustments such as for acquisitions and dispositions, changes in U.S. GAAP and/or investments in new business ventures, and exclude all charges for long-term performance based compensation. The performance objectives are expected to satisfy tax deductibility requirements under Code Section 162(m).

The awards provide for a potential payout on a sliding scale, such that the actual payment may range from 0% of the long-term performance stock units if the Company fails to achieve threshold levels of performance (for example, if both revenues and AOCF fail to reach at least 85% and 75%, respectively, of the targets) to 110% of the performance stock units if the Company exceeds the threshold levels of performance by a certain percentage (for example, if both revenues and AOCF equal or exceed 115% and 125%, respectively, of the targets). If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. 50% of the award is tied to achievement of the revenue goal, and 50% of the award is tied to achievement of the AOCF goal.

Because the AOCF and revenue targets for the performance stock units have been derived from the Company’s confidential five-year strategic plans, which are not disclosed publicly for competitive reasons, we do not believe it is appropriate to disclose specific numerical targets. Disclosure of these targets could provide information that could lead to competitive harm. We believe that our five-year plans, and consequently the targets set for the performance stock units, are ambitious. In determining the threshold levels of performance, the Compensation Committee considered, among other factors, the Company’s five-year plans and the degree of difficulty in achieving the targets. The Compensation Committee believes that the lowest levels on the sliding scale should be achieved, although there can be no assurance this will occur. As the payout scale increases, the likelihood of achievement decreases and the payout increases.

Pre-MSG Distribution Cash Performance Awards

In connection with the MSG Distribution, the Compensation Committee exercised its negative discretion with respect to the cash performance awards granted to its executive officers in the fiscal years ended June 30, 2014 and June 30, 2015, so that such awards will entitle the executive officers to a fixed dollar amount equal to the target value of the performance award. With respect to the NEO awards, which were subject to Code Section 162(m), the Compensation Committee had previously certified the achievement of the performance criteria for such cash performance awards. Payment of the awards will be subject to the individual’s continued employment with either MSG or the Company through the regularly scheduled vesting date, and otherwise will remain subject to the terms of the cash performance award agreement. With regards to Messrs. Dolan and Burian and the Former Executives, such awards were assigned to MSG in connection with the MSG Distribution. The Company remains responsible for 33% of the liability relating to amounts accrued as of the MSG Distribution

(plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued following the MSG Distribution). In September 2016, the cash performance awards granted to the NEOs in the fiscal year ended June 30, 2014 were paid in cash at their respective target values.

Hedging Policy and Holding Requirements

The Company’s Insider Trading Policy prohibits all directors and employees (including NEOs) from engaging in short sales or other “hedging” transactions that might otherwise be used by a director or NEO to weaken their alignment with the Company’s stockholders.

Under our executive compensation program for the year ended June 30, 2016, annual restricted stock unit awards to NEOs vest ratably on each of the first three anniversaries of the date of grant and annual performance stock unit awards to NEOs cliff-vest on the third anniversary of the date of grant, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above). With respect to our directors, and as discussed above under “—Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Company stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our directors) is to require each of our directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

Benefits

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, Messrs. Dolan and Burian do not participate in certain Company benefit plans, including the Company’s medical, dental and vision plans. Prior to its sale in June 2016, Mr. Dolan received health benefits from Cablevision, and now receives such benefits from MSG. Mr. Burian receives such benefits from MSG.

Defined Benefit Plans

Prior to the MSG Distribution, the Company maintained the MSG Holdings, L.P. Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including certain executive officers. At the time of the MSG Distribution, the Cash Balance Pension Plan was transferred to MSG, but eligible employees of the Company received a full year of credit under the Cash Balance Pension Plan for the 2015 calendar year. Under the MSGN Holdings, L.P. Excess Cash Balance Plan (the “Excess Cash Balance Plan”), a non-qualified deferred compensation plan, the Company provides additional benefits to employees, including certain of the executive officers, who are restricted by the applicable IRS annual compensation limitation. Effective March 1, 2011, the Company merged the Madison Square Garden, L.P. Retirement Plan (the “Retirement Plan”), a frozen defined benefit pension plan, into the Cash Balance Pension Plan. Each of the Cash Balance Pension Plan and Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan, and the Retirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

Prior to the MSG Distribution, the Company maintained the MSG Holdings, L.P. 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. As of the MSG Distribution, the Savings Plan was transferred to MSG, renamed The Madison Square Garden 401(k) Savings Plan, and amended to be a multiple employer plan to which the Company contributes as a participating employer. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. Prior to January 1, 2016, the Company matched 50% of the first 6% of eligible pay contributed by participating employees. The Company matching contributions were subject to vesting limitations for the first three years of employment. Effective January 1, 2016, the Savings Plan was amended to provide (a) an immediately vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company.

In addition, the Company offers the MSGN Holdings, L.P. Excess Savings Plan (the “Excess Savings Plan”), a non-qualified deferred compensation plan, to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company under the Savings Plan and the Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Perquisites

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Mr. Dolan and, prior to the MSG Distribution, Mr. O’Connor each had regular access to a car and driver which each is permitted to use for personal use in addition to business purposes. Prior to the sale of Cablevision in June 2016, Mr. Dolan’s car and driver were provided by Cablevision and a portion of such costs were allocated to the Company. Following the sale of Cablevision, MSG commenced providing cars and drivers to Mr. Dolan, a portion of which is reimbursed by the Company. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.

Aircraft Arrangements

Prior to the MSG Distribution, the Company had access to various aircraft through time sharing arrangements with a subsidiary of Cablevision and various Dolan family entities. Generally, Mr. Dolan had been permitted to use Cablevision helicopters for personal travel, which has primarily been for purposes of commutation. The Company and Cablevision had agreed on an allocation of the costs of such personal helicopter use. Following the MSG Distribution these agreements were assigned to MSG, and there is no current arrangement for aircraft or helicopter use between the Company and Cablevision and/or any Dolan family entity. In addition, prior to the MSG Distribution, Mr. O’Connor had the right to use the Company’s aircraft as well as aircraft of Cablevision and various Dolan family entities for commutation and personal use. See “Relationship Between Us and MSG, AMC Networks and Cablevision — Aircraft Arrangements.”

The Company is typically reimbursed for the incremental costs associated with the personal use of aircraft (other than for commutation). To the extent any NEO or other employee used any of the aircraft for personal travel without reimbursement to the Company, they were imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executives. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.

Executive Security

Mr. Dolan participated in Cablevision’s executive security program until its sale in June 2016. The Company and Cablevision agreed on an allocation of the costs of such participation in their security program. Because certain of those costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported herein as perquisites. Following the sale of Cablevision in June 2016, MSG commenced providing security services for Mr. Dolan, a portion of which is reimbursed by the Company.

Other

From time to time certain employees, including the NEOs (and their guests), have access to tickets to events at MSG’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

Prior to the MSG Distribution, the Company leased an apartment in Los Angeles. The apartment was available for use by senior executives of the Company and for other business purposes. To the extent that any NEO or other employee used the apartment for personal purposes during the year, they were imputed compensation for tax purposes. In connection with the MSG Distribution, the lease was assigned to MSG with no further costs to the Company.

Post-Termination Compensation

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executives.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.

Tax Deductibility of Compensation

Code Section 162(m) establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid NEOs (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Code Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Code Section 162(m) and to be consistent with providing appropriate compensation to executive officers. The Company’s stockholders approved an amended CIP and an amended Employee Stock Plan at the Company’s last annual stockholders’ meeting on December 11, 2015, and are being asked to approve the Employee Stock Plan, as amended, at the 2016 annual meeting. For more information about this plan, please see Proposal 3.

From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) or pay compensation that would not qualify for an exemption from Code Section 162(m). Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain, motivate and reward our executives, notwithstanding Code Section 162(m).

Other Awards – MSG Distribution

Stock Options

In connection with the MSG Distribution, each option to purchase our Class A Common Stock became two options: one option to acquire MSG Class A Common Stock and one option to acquire our Class A Common Stock. Options with respect to our Class A Common Stock were issued under the Employee Stock Plan. The existing exercise price was allocated between the existing options and the new MSG options based upon the volume-weighted average prices of the MSG Class A Common Stock and our Class A Common Stock over the ten trading days immediately following the MSG Distribution as reported by Bloomberg Business, and the underlying share amount took into account the 1:3 distribution ratio (i.e., one share of MSG Class A Common Stock was issued for every three shares of our Class A Common Stock). Other than the split of the options and the allocation of the existing exercise price, there were no additional adjustments to the existing options in connection with the MSG Distribution and the terms of each employee’s applicable option award agreement will continue to govern our options.

Employee Restricted Stock Units

In connection with the MSG Distribution, each holder of an employee restricted stock unit that was granted prior to July 1, 2015 received one MSG restricted stock unit in respect of every three employee restricted stock units owned on the record date (each such MSG restricted stock unit, an “MSG Distribution Unit”) and continues to be entitled to a share of our Class A Common Stock (or cash or other property) for each employee restricted stock unit in accordance with the existing award agreement. In connection with the MSG Distribution, each employee restricted stock unit that was granted after July 1, 2015 was adjusted in accordance with its terms, such that (1) each holder who remained employed by the Company following the MSG Distribution continued to hold the employee restricted stock units, with the number of employee restricted stock units adjusted to reflect the MSG Distribution to maintain the value of the employee restricted stock units, and (2) each holder employed by MSG following the MSG Distribution received MSG restricted stock units of the same value as such employee restricted stock units, and the original employee restricted stock units were cancelled. Any holder of employee restricted stock units granted after July 1, 2015, who was employed by both MSG and us following the MSG Distribution continued to hold our employee restricted stock units, adjusted to reflect the MSG Distribution, and received MSG restricted stock units in connection with the MSG Distribution, so that 30% of the value of the employee’s restricted stock units were our employee restricted stock units and 70% of the value of the employee’s restricted stock units were MSG restricted stock units.

With respect to outstanding long-term cash and equity awards, the Company, MSG, Cablevision and AMC Networks are not regarded as competitive entities of each other for purposes of any non-competition provisions contained in the applicable award agreements.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

Member of the Compensation Committee

John L. Sykes, Chair

Eugene F. DeMark

Joel M. Litvin

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation Discussion and Analysis” for an explanation of our compensation philosophy and program.

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2016, 2015, and 2014, respectively. Following the MSG Distribution, our Executive Chairman and our Executive Vice President, General Counsel and Secretary are shared employees of the Company and MSG, therefore the information set forth below for periods following the MSG Distribution only reflects the portion of compensation for those shared executives paid by the Company for services rendered to the Company, including amounts paid by the Company to MSG in respect of pre-MSG Distribution compensation paid by MSG (for more information regarding the compensation of Messrs. Dolan and Burian by MSG, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2016). With respect to our Former Executives, amounts for the fiscal year ended June 30, 2016 only include amounts paid or earned in respect of the portion of such fiscal year ending on the date of the MSG Distribution, including amounts paid by the Company to MSG in respect of pre-MSG Distribution compensation paid by MSG (for the amounts paid to or earned by the Former Executives in respect of the full fiscal year ended June 30, 2016, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2016).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Current NEOs
James L. Dolan(7)	2016	275,000	—	558,149	706,913	—	111,801	1,651,863
Executive Chairman and President and Chief Executive Officer	2015	550,000	—	885,219	2,293,000	52,312	266,324	4,046,855
	2014	549,995	—	866,376	2,312,125	48,949	251,512	4,028,957
Andrea Greenberg(8)	2016	736,731	—	3,174,142	1,037,716	54,221	25,501	5,028,311
President and Chief Executive Officer
Bret Richter(8)	2016	480,377	—	1,832,433	469,749	—	13,071	2,795,630
Executive Vice President, Chief Financial Officer and Treasurer

Lawrence J. Burian	2016	514,423	—	478,682	837,140	—	16,354	1,846,599
Executive Vice President, General Counsel and Secretary	2015	754,115	86,590	561,942	1,785,200	55,590	23,424	3,266,861
	2014	703,269	—	420,714	929,077	43,118	22,221	2,118,399
Dawn Darino-Gorski(8)	2016	334,907	—	351,626	222,832	13,106	11,391	933,862
Senior Vice President, Controller and Principal Accounting Officer

Former Executives
David O’Connor(9)	2016	407,692	—	—	335,077	—	94,158	836,927
President and Chief Executive Officer
Donna Coleman(10)	2016	802,083	—	—	—	—	210	802,293
Interim Chief Financial Officer	2015	412,500	—	—	—		798,401	1,862,784
Joseph F. Yospe(11)	2016	127,750	—	—	68,614	—	3,632	199,996
Senior Vice President, Controller and Principal Accounting Officer	2015	465,516	—	207,421	475,962	41,671	14,738	1,205,308
	2014	446,269	—	202,986	470,581	37,595	14,113	1,171,544

(1)	For 2016, salaries paid by the Company to the following NEOs accounted for approximately the following percentages of their total compensation: Ms. Greenberg – 15%; Mr. Richter – 17%; and Ms. Darino-Gorski – 36%. With respect to Messrs. Dolan and Burian and the Former Executives, the combined salaries paid by MSG and the Company accounted for approximately the following percentages of their total compensation from both companies: Mr. Dolan – 11%; Mr. O’Connor – 4%; Ms. Coleman – 30%; Mr. Burian – 19%; and Mr. Yospe – 34%.

(2)	This column reflects a performance bonus paid outside of the CIP to Mr. Burian with respect to performance during the year ended June 30, 2015.

(3)	Except with respect to Messrs. Dolan and Burian, this column reflects the aggregate grant date fair value of Company restricted stock units and target performance stock units granted in September 2015 to the executives (or, in the case of Mr. Richter, October 2015), without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. In October 2015, the awards of restricted stock units and target performance stock units granted to the current NEOs (other than Messrs. Dolan and Burian) were equitably adjusted into awards of post-MSG Distribution equity in the Company in order to preserve the target value of the original grant. With respect to Messrs. Dolan and Burian, the awards of restricted stock units and target performance stock units were equitably adjusted in October 2015 to reflect their respective dual employment by the Company and MSG following the MSG Distribution and this column reflects 30% of the grant date fair value of the awards, to account for the Company’s portion of such allocation. At the highest level of performance, the value of the performance stock units on the grant date would be $289,440 for Mr. Dolan; $827,430 for Ms. Greenberg; $430,130 for Mr. Richter; $248,229 for Mr. Burian; and $182,356 for Ms. Darino-Gorski. In addition to the annual long-term incentive grants, with respect to Ms. Greenberg and Mr. Richter, such amounts include special grants of restricted stock units awarded in connection with their appointment as President and Chief Executive Officer and Executive Vice President and Chief Financial Officer, respectively. Such special awards had grant date fair values of $1,503,688 and $1,042,268, respectively, and will each vest in three equal installments on the first three anniversaries of the MSG Distribution, subject to continued employment. The restricted stock unit awards and performance stock unit awards granted to the Former Executives in the fiscal year ended June 30, 2016 (including Mr. O’Connor’s special one-time grant described below) were cancelled and replaced by an MSG award in connection with the MSG Distribution, and, as such, are not reflected in the table above. The one-time award to Mr. O’Connor was to compensate him for equity foregone as a result of his departure from his prior employer. Additionally, as noted above, the full value of the restricted stock units and target performance stock units granted to Messrs. Dolan and Burian prior to the adjustment described above are similarly not reflected in the table above. The following restricted stock unit awards and target performance stock unit awards were granted and subsequently cancelled or, in the case of Messrs. Dolan and Burian, modified in connection with the MSG Distribution: Mr. Dolan – $877,090 restricted stock units and $877,090 target performance stock units; Mr. O’Connor – $39,671,725 special one-time grant of restricted stock units, $4,509,603 restricted stock units and $4,509,603 target performance stock units; Mr. Burian – $752,209 restricted stock units and $752,209 target performance stock units; and Mr. Yospe – $205,945 restricted stock units and $205,945 target performance stock units.

(4)

For the 2016 figures, this column reflects the annual incentive award earned by each individual with respect to performance during the year ended June 30, 2016 and paid in September 2016 as well as the long-term cash performance awards granted by the Company in September 2013 and paid at their target value (as a result of the Compensation Committee’s decision to exercise negative discretion with respect to such awards in connection with the MSG Distribution). The long-term cash performance awards were paid in September 2016 in the following amounts: Mr. Dolan: $875,000, Ms. Greenberg: $165,000, Mr. Burian: $425,000, Ms. Darino-Gorski: $45,000; and Mr. Yospe: $205,000. With respect to the long-term cash performance awards, the obligation to pay Messrs. Dolan, Burian and the Former Executives’ awards was assigned to MSG upon the MSG Distribution, and such amounts in this column represent only the Company’s portion of the liability of such awards which was paid to MSG (33% of the amounts accrued prior to the MSG Distribution; plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution). With respect to the annual incentive award for Messrs. Dolan and Burian, such amounts include monies paid by the Company to MSG reflecting the Company’s portion of the liability for the 2016 fiscal year annual bonus paid by MSG (33% of amounts accrued as of the MSG Distribution Date), and for the Former Executives, such amounts represent only the Company’s portion of the liability for the 2016 fiscal year annual bonus paid by MSG (33% of amounts accrued as of the MSG Distribution Date). For the 2015 figures, this column reflects the annual incentive award earned by each individual with respect to performance during the year ended June 30, 2015 and paid in September 2015 as well as the long-term cash performance awards granted by the Company in September 2012 and earned based on 2015 fiscal year performance. These long-term cash performance awards were paid in September 2015 in the following amounts: Mr. Dolan: $896,000, Mr. Burian: $435,200, and Mr. Yospe: $209,920. For the 2014 figures, this column reflects the annual incentive award earned by each individual with respect to performance during the year ended June 30, 2014 and paid in September 2014 as well as the long-term cash performance awards granted by the Company in September 2011 and earned based on 2014 fiscal year performance. These long-term cash performance awards were paid in September 2014 in the following amounts: Mr. Dolan: $937,125, Mr. Burian: $401,625, and Mr. Yospe: $219,555.

(5)	For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account and accumulated Excess Cash Balance Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Match(a)	Excess Savings Plan Match(a)	Life Insurance Premiums(b)	Perquisites(c)	Total
Current NEOs
James L. Dolan	2016	—	8,821	210	102,770	111,801
Andrea Greenberg	2016	9,600	15,098	803	—	25,501
Bret Richter	2016	11,022	1,419	630	—	13,071
Lawrence J. Burian	2016	—	16,039	315	—	16,354
Dawn Darino-Gorski	2016	10,974	—	417	—	11,391
Former Executives
David O’Connor	2016	—	—	630	93,528	94,158
Donna Coleman	2016	—	—	210	—	210
Joseph F. Yospe	2016	144	3,291	197	—	3,632

(a)	These columns represent, for each individual, a matching contribution by the Company on behalf of such individual under the Savings Plan or Excess Savings Plan, as applicable. Messrs. Dolan and Burian participate in the 401(k) Plan solely with respect to their employment by MSG.

(b)	This column represents amounts paid for each of Messrs. Dolan, O’Connor, Richter, Burian, and Yospe, and Mses. Greenberg, Coleman and Darino-Gorski to participate in the Company’s group life insurance program.

(c)	This column represents, for the NEOs, the following aggregate estimated perquisites, as described in the table below. For more information regarding the calculation of these perquisites, please see “Compensation Discussion and Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Other(IV)	Total ($)
Current NEOs
James L. Dolan	2016	*	*	74,149	*	102,770
Andrea Greenberg	2016	*	*	*	*	**
Bret Richter	2016	*	*	*	*	**
Lawrence J. Burian	2016	*	*	*	*	**
Dawn Darino-Gorski	2016	*	*	*	*	**
Former Executives
David O’Connor	2016	*	*	*	88,519	93,528
Donna Coleman	2016	*	*	*	*	**
Joseph F. Yospe	2016	*	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2016 for the individual is less than $10,000.

(I)	Prior to the sale of Cablevision, amounts in this column for Mr. Dolan represent an amount charged by Cablevision for the executive’s personal use of Cablevision vehicles. Following the sale of Cablevision in June 2016, MSG commenced providing cars and drivers to Mr. Dolan, a portion of which is reimbursed by the Company and reflected in the amounts above. Following the sale of Cablevision with respect to Mr. Dolan, and prior to the MSG Distribution with respect to Mr. O’Connor, the amounts in this column are calculated using a portion of the cost of the Company’s driver plus maintenance, fuel and other related costs for the Company vehicle, based on an estimated percentage of personal use.

(II)	As discussed under “Compensation Discussion and Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the incremental cost to the Company for personal use of aircraft (which the Company used pursuant to its time sharing arrangements with a Cablevision subsidiary and/or a Dolan family entity, as applicable, see “Relationship Between Us and MSG, AMC Networks and Cablevision — Aircraft Arrangements” below). Incremental cost is determined as the actual additional cost incurred by the Company under the time sharing arrangements. Following the MSG Distribution, there is no arrangement for aircraft use, including helicopters, between the Company and Cablevision and/or any Dolan family entity.

(III)	The amounts in this column represent the amounts billed to the Company by Cablevision for Mr. Dolan’s participation in Cablevision’s executive security program until its sale in June 2016.

(IV)	With respect to Mr. O’Connor, the amount in this column represents temporary housing and commercial flight costs reimbursed by the Company prior to the MSG Distribution in connection with his relocation.

(7)	Mr. Dolan assumed the responsibilities of President and Chief Executive Officer of the Company effective as of March 13, 2015 until July 15, 2015.

(8)	Effective September 30, 2015, Ms. Greenberg, Mr. Richter and Ms. Darino-Gorski became officers of the Company.

(9)	Mr. O’Connor assumed the responsibilities of President and Chief Executive Officer of the Company effective as of July 15, 2015 and served in such position until the MSG Distribution.

(10)	Effective May 5, 2015, Ms. Coleman was appointed Interim Chief Financial Officer of the Company and served in such position until the MSG Distribution.

(11)	Mr. Yospe served as Senior Vice President, Controller and Principal Accounting Officer of the Company until the MSG Distribution.

Grants of Plan-Based Awards

The table below presents information regarding awards granted during the year ended June 30, 2016 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units and performance stock units.

Name	Year	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
			Threshold($)	Target($)	Maximum($)	Threshold(#)	Target(#)	Maximum(#)
Current NEOs
James L. Dolan	2016	9/11/2015(2)		330,000	660,000
	2016	9/11/2015(3)				12,276	13,640	15,004		281,939
	2016	9/11/2015(4)							13,640	276,210
Andrea Greenberg	2016	9/11/2015(2)		750,000	1,500,000
	2016	9/11/2015(3)				35,095	38,994	42,893		806,006
	2016	9/11/2015(4)							116,945	2,368,136
Bret Richter	2016	10/14/2015(2)		356,625	713,250
	2016	10/14/2015(3)				17,379	19,310	21,241		399,138
	2016	10/14/2015(4)							70,780	1,433,295
Lawrence J. Burian	2016	9/11/2015(2)		450,000	900,000
	2016	9/11/2015(3)				10,528	11,698	12,868		241,798
	2016	9/11/2015(4)							11,698	236,885
Dawn Darino-Gorski	2016	9/11/2015(2)		122,500	245,000
	2016	9/11/2015(3)				7,734	8,593	9,452		177,617
	2016	9/11/2015(4)							8,593	174,008
Former Executives
David O’Connor	2016	—(2)		—	—
	2016	—(3)				—	—	—		—
	2016	—(4)							—	—
Donna Coleman	2016	—(2)		—	—
	2016	—(3)				—	—	—		—
	2016	—(4)							—	—
Joseph F. Yospe	2016	—(2)		—	—
	2016	—(3)				—	—	—		—
	2016	—(4)							—	—

(1)	This column reflects the aggregate grant date fair value of the restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2016 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. The grant date fair value of performance stock units is shown at target performance. In October 2015, the awards of restricted stock units and performance stock units granted to Messrs. Dolan and Burian and Mses. Greenberg and Darino-Gorski were equitably adjusted into awards of post-MSG Distribution equity in the Company (and, in the case of Messrs. Dolan and Burian, partially replaced by an MSG restricted stock unit or performance stock unit to reflect their dual employment, as applicable) in order to preserve the target value of the original grant.

(2)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s CIP for performance in the year ended June 30, 2016. Each of the executives is assigned a target bonus which is a percentage of the executive’s base salary for such year. There is no threshold amount for annual incentive awards. With respect to Mr. Richter, the amounts are pro-rated (based on an annual target and maximum of $475,500 and $951,000, respectively) to reflect his mid-year hire. Under the terms of the awards, upon the achievement of the relevant performance targets, each NEO is eligible to receive an annual incentive award equal to the lesser of $10,000,000 and two times the executive’s target bonus, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid in September 2016 for performance in the 2016 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion and Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)	This row reflects the number of target performance stock units awarded to the current NEOs in the year ended June 30, 2016. Each performance stock unit award was granted with a target number of units, with an actual payment upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will be payable in the first quarter following the fiscal year ended June 30, 2018, subject to continued employment requirements. See “— Compensation Discussion and Analysis — Elements of Our Compensation Program — Performance Stock Units.” With respect to awards granted to the current NEOs (other than Mr. Richter, whose awards were first granted following the MSG Distribution), this row reflects the applicable number of performance stock units after they were adjusted in October 2015 in order to preserve the target value of the original grant following the MSG Distribution. Additionally, with respect to the performance stock units awarded to Messrs. Dolan and Burian in September 2015, this row reflects such awards following their equitable adjustment in October 2015 to reflect their respective dual employment by the Company and MSG. The target performance stock units awarded to the Former Executives in the fiscal year ended June 30, 2016 were cancelled and replaced by an MSG award in connection with the MSG Distribution and, as such, are not reflected in the table above. The following target performance stock units were granted and subsequently cancelled or, in the case of Messrs. Dolan and Burian and Mses. Greenberg and Darino-Gorski, modified in connection with the MSG Distribution: Mr. Dolan – 12,010 target performance units; Ms. Greenberg – 10,300 target performance units; Mr. O’Connor – 61,750 target performance units; Mr. Burian – 10,300 target performance units; Ms. Darino-Gorski – 2,270 target performance units; and Mr. Yospe – 2,820 target performance units.

(4)	This row reflects the number of restricted stock units awarded to the current NEOs in the year ended June 30, 2016. These grants of restricted stock units, which were made under the Employee Stock Plan, are expected to vest in equal installments on each of the first three anniversaries of the grant date (other than the one-time special grants to Ms. Greenberg of 77,951 restricted stock units and Mr. Richter of 51,470 restricted stock units, which are expected to vest in equal installments on each of the first three anniversaries of the MSG Distribution), subject to continued employment requirements. These grants of restricted stock units were subject to performance criteria which have been satisfied. See “— Compensation Discussion and Analysis — Elements of Our Compensation Program — Restricted Stock Units.” With respect to awards granted to the current NEOs (other than Mr. Richter, whose awards were first granted following the MSG Distribution), this row reflects the applicable number of restricted stock units after they were adjusted in October 2015 in order to preserve the target value of the original grant following the MSG Distribution. With respect to the restricted stock units awarded to Messrs. Dolan and Burian in September 2015, this row reflects such awards following their equitable adjustment in October 2015 to reflect their respective dual employment by the Company and MSG. The restricted stock units awarded to the Former Executives in the fiscal year ended June 30, 2016 were cancelled and replaced by an MSG award in connection with the MSG Distribution and, as such, are not reflected in the table above. The following restricted stock units were granted and subsequently cancelled or, in the case of Messrs. Dolan and Burian and Mses. Greenberg and Darino-Gorski, modified in connection with the MSG Distribution: Mr. Dolan — 12,010 restricted stock units; Ms. Greenberg — 30,890 restricted stock units (including 20,590 units granted as a one-time special award); Mr. O’Connor — 538,230 restricted stock units (including 476,480 units granted as a one-time special award); Mr. Burian — 10,300 restricted stock units; Ms. Darino-Gorski — 2,270 restricted stock units; and Mr. Yospe — 2,820 restricted stock units. The one-time award to Mr. O’Connor was to compensate him for equity foregone as a result of his departure from his prior employer.

Outstanding Equity Awards at June 30, 2016

The table below shows the aggregate number and value of unvested restricted stock units and target number of performance stock units outstanding for each NEO, in each case, as of June 30, 2016. References in the footnotes to awards granted in September 2015 mean the awards granted in September 2015, as equitably adjusted into new awards in October 2015 following the MSG Distribution (to the extent such awards were outstanding as of June 30, 2016).

Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Current NEOs
James L. Dolan(2)	55,790(3)	855,819
Andrea Greenberg(2)	161,929(4)	2,483,991
Bret Richter	90,090(5)	1,381,981
Lawrence J. Burian(2)	39,156(6)	600,653
Dawn Darino-Gorski(2)	19,266(7)	295,540
Former Executives
David O’Connor(2)	—	—
Donna Coleman(2)	—	—
Joseph F. Yospe(2)	6,680(8)	102,471

(1)	Calculated using the closing price of Class A Common Stock on the NYSE on June 30, 2016 of $15.34 per share.

(2)	As discussed in greater detail under “Compensation Discussion and Analysis — Other Awards – MSG Distribution,” in connection with the MSG Distribution, Mr. Dolan, Ms. Greenberg, Mr. Burian, Ms. Darino-Gorski and Mr. Yospe hold certain MSG equity-based awards that are not reflected in the table above, which, following the MSG Distribution, are subject to continued employment by the Company or an affiliate thereof. As of June 30, 2016, (i) Mr. Dolan held 9,503 MSG Distribution Units; (ii) Ms. Greenberg held 1,996 MSG Distribution Units; (iii) Mr. Burian held 5,253 MSG Distribution Units; (vi) Ms. Darino-Gorski held 693 MSG Distribution Units; and (v) Mr. Yospe held 2,226 MSG Distribution Units.

(3)	With respect to Mr. Dolan, the total in this column represents an award of 15,280 restricted stock units granted as a long-term incentive award in September 2013, 13,230 restricted stock units granted as a long-term incentive award in September 2014, and 13,640 restricted stock units and 13,640 target performance stock units granted as long-term incentive awards in September 2015 and equitably adjusted in October 2015 following the MSG Distribution.

(4)	With respect to Ms. Greenberg, the total in this column represents an award of 2,890 restricted stock units granted as a long-term incentive award in September 2013, 2,500 restricted stock units granted as a long-term incentive award in September 2014, 600 restricted stock units granted as a long-term incentive award in April 2015, 38,994 restricted stock units and 38,994 target performance stock units granted as long-term incentive awards in September 2015 and equitably adjusted in October 2015 following the MSG Distribution, and 77,951 restricted stock units granted as a one-time special incentive award in September 2015 and equitably adjusted in October 2015 following the MSG Distribution.

(5)	With respect to Mr. Richter, the total in this column represents an award of 19,310 restricted stock units and 19,310 target performance stock units granted as long-term incentive awards in October 2015, and 51,470 restricted stock units granted as a one-time special incentive award in October 2015.

(6)	With respect to Mr. Burian, the total in this column represents an award of 7,420 restricted stock units granted as a long-term incentive award in September 2013, 8,130 restricted stock units granted as a long-term incentive award in September 2014, 210 restricted stock units granted as a long-term incentive award in June 2015, and 11,698 restricted stock units and 11,698 target performance stock units granted as long-term incentive awards in September 2015 and equitably adjusted in October 2015 following the MSG Distribution.

(7)	With respect to Ms. Darino-Gorski, the total in this column represents an award of 790 restricted stock units granted as a long-term incentive award in September 2013, 1,290 restricted stock units granted as a long-term incentive award in September 2014, and 8,593 restricted stock units and 8,593 target performance stock units granted as long-term incentive awards in September 2015 and equitably adjusted in October 2015 following the MSG Distribution.

(8)	With respect to Mr. Yospe, the total in this column represents an award of 3,580 restricted stock units granted as a long-term incentive award in September 2013, and 3,100 restricted stock units granted as a long-term incentive award in September 2014.

Option Exercises and Stock Vested

The table below shows stock option exercises during the year ended June 30, 2016 and restricted stock unit awards that vested during the same period.

	Option Exercises		Restricted Stock Units
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise($)	Number of Shares Acquired On Vesting	Value Realized On Vesting ($)(1)
Current NEOs
James L. Dolan	111,000	3,524,160(2)	21,680	1,578,738
Andrea Greenberg	—	—	4,090	297,834
Bret Richter	—	—	—	—
Lawrence J. Burian	—	—	10,540	767,523
Dawn Darino-Gorski	—	—	950	69,179
Former Executives
David O’Connor	—	—	—	—
Donna Coleman	—	—	—	—
Joseph F. Yospe	—	—	5,080	369,926

(1)	Calculated using the closing price of Class A Common Stock on the NYSE on the vesting date, September 10, 2015, of $72.82 per share.

(2)	Calculated using the closing price of Class A Common Stock on the NYSE on the following exercise dates: September 1, 2015 (45,000 options) of $70.38 per share and February 29, 2016 (66,000 options) of $16.42 per share, in each case less the option price per share multiplied by the number of options exercised.

Pension Benefits

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2016.

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
Current NEOs
James L. Dolan	Cash Balance Pension Plan	0(3)	—
	Excess Cash Balance Plan	0(3)	—
Andrea Greenberg	Cash Balance Pension Plan	8	306,040
	Excess Cash Balance Plan	8	378,356
Bret Richter	Cash Balance Pension Plan	0(4)	—
	Excess Cash Balance Plan	0(4)	—
Lawrence J. Burian	Cash Balance Pension Plan	0(5)	—
	Excess Cash Balance Plan	0(5)	—
Dawn Darino-Gorski	Cash Balance Pension Plan	7	102,286
	Excess Cash Balance Plan	0	—
	Retirement Plan	11(6)	255,242
Former Executives
David O’Connor	Cash Balance Pension Plan	0(4)	—
	Excess Cash Balance Plan	0(4)	—
Donna Coleman	Cash Balance Pension Plan	0(4)	—
	Excess Cash Balance Plan	0(4)	—
Joseph F. Yospe	Cash Balance Pension Plan	0(7)	—
	Excess Cash Balance Plan	0(7)	—

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen as of December 31, 2015.

(2)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 13 to our financial statements included in our Annual Report on Form 10-K.

(3)	Mr. Dolan does not participate in the Cash Balance Pension Plan. In connection with the MSG Distribution, Mr. Dolan’s accrued benefits under the Company’s Excess Cash Balance Plan were transferred to MSG’s excess cash balance plan and are therefore not reflected herein. For more information regarding Mr. Dolan’s participation in the Excess Cash Balance Plan, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2016.

(4)	Mr. O’Connor, Ms. Coleman, and Mr. Richter had not yet commenced participation in the Cash Balance Pension Plan and the Excess Cash Balance Plan as a result of such plans’ one-year waiting periods.

(5)	In connection with the MSG Distribution, Mr. Burian’s accrued benefits under the Company’s Excess Cash Balance Plan were transferred to MSG’s excess cash balance plan and are therefore not reflected herein. As the Cash Balance Pension Plan was transferred to MSG in connection with the MSG Distribution, Mr. Burian’s participation is not reflected herein. For more information regarding Mr. Burian’s participation in the Excess Cash Balance Plan and/or the Cash Balance Pension Plan, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2016.

(6)	Accruals under the Retirement Plan were frozen as of December 31, 2007.

(7)	Mr. Yospe’s account balances have been moved to MSG in connection with the MSG Distribution. For more information regarding Mr. Yospe’s participation in the Excess Cash Balance Plan and/or the Cash Balance Pension Plan, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2016.

The Company maintains several benefit plans for our executives. The material terms and conditions are discussed below.

Cash Balance Pension Plan

Prior to the MSG Distribution, the Company maintained the Cash Balance Pension Plan, a tax-qualified defined benefit plan that generally covers regular full-time and part-time non-union employees of the Company and certain of its affiliates who have completed one year of service. A notional account is maintained for each participant under the Cash Balance Pension Plan, including the NEOs (other than Messrs. Dolan, O’Connor and Richter and Ms. Coleman), which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals (in accordance with the Code limits, the maximum compensation taken into account in determining benefits is limited to $265,000 in calendar year 2016).

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum. Effective on March 1, 2011, the Retirement Plan (as described below) was merged into the Cash Balance Pension Plan. The merged plan remains named the Cash Balance Pension Plan, but provides the same benefits that were previously provided by the two separate plans. As of the MSG Distribution, the Cash Balance Pension Plan was transferred to MSG, and eligible employees of the Company received a full year of credit under the Cash Balance Pension Plan for calendar year 2015. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015.

Excess Cash Balance Plan

The Excess Cash Balance Plan is a non-qualified deferred compensation plan that is intended to provide eligible participants, including each of the NEOs (other than Messrs. O’Connor and Richter and Mses. Darino-Gorski and Coleman), with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans ($265,000 in calendar year 2015). The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company. The Excess Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015.

Retirement Plan

The Retirement Plan is a tax-qualified defined benefit plan covering substantially all of our non-union full-time and eligible part-time employees, including Ms. Darino-Gorski, who were hired prior to January 1, 2001. Effective as of January 1, 2001, membership in the plan was frozen and benefit accruals under the plan continued only for employees who were already active participants in the plan as of December 31, 2000. As of

December 31, 2007, the plan was amended to freeze all benefit accruals effective January 1, 2008 and eliminate the ability of participants to earn benefits for future service under this plan. As discussed above, the Retirement Plan was merged into the Cash Balance Pension Plan, effective March 1, 2011. This merger did not adversely impact any participant in either of the two plans.

The plan provides a benefit at retirement equal to (i) 2% of a participant’s final average pay (as defined in the plan) multiplied by years of benefit service up to 20 years; plus (ii) 1% of the participant’s final average pay multiplied by years of benefit service (as defined in the plan) in excess of 20 years; minus (iii) 1.25% of the participant’s Social Security benefit multiplied by total benefit service up to 40 years. Final average pay is based on the highest average compensation paid during 60 consecutive months out of the last 120 months of benefit service. Compensation means the basic cash remuneration paid to the participant, including annual incentive compensation, commissions and overtime pay, and before deductions for elective deferrals (up to applicable Code limits).

As a result of plan participants’ benefits under the plan being frozen on January 1, 2008, any pay earned and service completed after that date will not be taken into account when determining the amount of a participant’s benefit under the plan. Participants will continue to earn eligibility towards early retirement as long as they remain our employees. Normal retirement under the plan is age 65; however, participants who have attained age 55 and completed at least ten years of vesting service may retire prior to age 65 and receive a reduced benefit.

The normal form of benefit is a single life annuity for an unmarried participant and a 50% joint and survivor annuity for a married participant. The participant, with the spouse’s consent if married, may waive the normal form and elect an optional form of payment, including a single life annuity, a 50%, 75% or 100% joint and survivor annuity, a 10-year certain and life annuity, a level income option that integrates with Social Security benefits, and a lump sum payment if the actuarial present value of the benefit does not exceed $10,000.

The Madison Square Garden 401(k) Savings Plan (“Savings Plan”)

Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs (other than Messrs. Dolan and Burian, each of whom participate through MSG), may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. Prior to January 1, 2016, the participants had been eligible to receive a matching contribution from the Company of up to 50% of the first 6% of eligible pay contributed by participating employees. Effective January 1, 2016, the Savings Plan was amended to provide (a) a matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. In connection with the MSG Distribution, the Savings Plan became a multiple employer plan sponsored by MSG, to which we contribute.

Excess Savings Plan

The Excess Savings Plan is an unfunded, non-qualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($265,000 in calendar year 2016) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($18,000, or $24,000 if 50 or over, for calendar year 2016) can continue to make pre-tax contributions under the Excess Savings Plan of up to 6% of his or her eligible pay. In addition, the Company will make matching contributions of up to 50% of the first 6% of eligible pay contributed by the employee. A participant is always fully vested in his or her own contributions and vests in the Company matching contributions on the third anniversary of the date of hire

(subject to full vesting upon his or her death, disability or retirement after attaining age 65). Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company. Effective January 1, 2016, the Excess Savings Plan was amended to provide (a) a matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company.

Nonqualified Deferred Compensation

The table below shows (i) the contributions made by each NEO and the Company during the year ended June 30, 2016, (ii) aggregate earnings on each NEO’s account balance during the year ended June 30, 2016 and (iii) the account balance of each of our NEOs under the Excess Savings Plan as of June 30, 2016.

Name	Plan Name	Executive Contributions in 2016 ($)(1)	Registrant Contributions in 2016 ($)(2)	Aggregate Earnings in 2016 ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at End of 2016 ($)(5)
Current NEOs
James L. Dolan	Excess Savings Plan	14,596	8,821	1,241	279,685	10,152
Andrea Greenberg	Excess Savings Plan	28,350	15,098	9,634	—	612,349
Bret Richter	Excess Savings Plan	1,419	1,419	1	—	2,839
Lawrence J. Burian	Excess Savings Plan	26,538	16,039	1,957	439,382	18,458
Dawn Darino-Gorski	Excess Savings Plan	—	—	—	—	—
Former Executives
David O’Connor	Excess Savings Plan	—	—	—	—	—
Donna Coleman	Excess Savings Plan	—	—	—	—	—
Joseph F. Yospe	Excess Savings Plan	7,665	3,291	405	99,951	—

(1)	These amounts represent a portion of the executives’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the executives contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

(4)	The then-existing Excess Savings Plan balances for Messrs. Dolan, Burian and Yospe were transferred to the MSG Excess Savings Plan in connection with the MSG Distribution.

(5)	Amounts accrued by Mr. Dolan under the Cablevision Excess Savings Plan prior to the Cablevision Distribution were not transferred to the Excess Savings Plan in connection with the spin-off of such plan and are therefore not reflected in this column. Such balances remain in the Cablevision Excess Savings Plan. Amounts accrued by Mr. Burian under the Cablevision Excess Savings Plan prior to the Cablevision Distribution were transferred over to the Excess Savings Plan, and in connection with the MSG Distribution, amounts accrued by Messrs. Dolan and Burian under the Company’s Excess Savings Plan as of such date were transferred over to MSG’s Excess Savings Plan.

Employment Agreements

Each of our current NEOs, other than Mr. Dolan, had an employment agreement with the Company in the year ended June 30, 2016. On September 16, 2016, the Company entered into a new employment agreement with Mr. Dolan, effective July 1, 2016. Set forth below is a description of the employment agreements between the Company and each of Mr. Dolan, Ms. Greenberg, Messrs. Richter and Burian, and Ms. Darino-Gorski. The Company also entered into employment agreements with each of the Former Executives. In connection with the

MSG Distribution, the employment agreements with each of the Former Executives were assigned by the Company to MSG. For a description of each of these employment agreements, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2016.

As noted above in the Compensation Discussion and Analysis, each of Messrs. Dolan and Burian also serve as an officer and employee of MSG. Such MSG employment arrangements are pursuant to employment arrangements between MSG and each of Messrs. Dolan and Burian, as applicable (which are not described herein).

James L. Dolan

On September 16, 2016, the Company entered into a new employment agreement with James L. Dolan, which provides for Mr. Dolan’s continued employment as the Executive Chairman of the Company.

The new employment agreement, which is effective as of July 1, 2016, provides for an annual base salary of not less than $1,000,000. Mr. Dolan is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan is eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company. It is expected that such awards will consist of annual grants of stock option awards with a grant date fair value of not less than $4,800,000. Subject to applicable plan limitations, 50% of the stock option awards will vest in three equal tranches on each of the first three anniversaries of the grant date and the remaining 50% will be subject to the performance criteria applicable to the awards to other executives of the Company under the Company’s long-term incentive programs, and the stock options will expire not later than seven years and six months after the date of grant. Mr. Dolan generally is not eligible for our standard benefits program while he is employed by MSG; provided that Mr. Dolan will continue to be eligible to participate in the Excess Savings Plan and his full Company base salary will be used to determine Mr. Dolan’s benefits under that plan.

If, on or prior to December 31, 2019, Mr. Dolan’s employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus; provided that Mr. Dolan will not be entitled to such cash severance payment if Mr. Dolan remains employed by MSG at the time his employment with the Company is terminated, in which case the Company will pay the amount of such severance payment to MSG, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards will immediately vest.

If there is a Qualifying Termination, or if Mr. Dolan’s employment is terminated due to his death or disability, after December 31, 2019, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement contains certain covenants by Mr. Dolan, including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company. The agreement also recognizes that Mr. Dolan will be employed by MSG during his employment with the Company and states that certain actions and circumstances arising from or relating to such dual employment will not be deemed to be a breach of his obligations under the employment agreement or to constitute cause.

Andrea Greenberg

On September 11, 2015, the Company entered into an employment agreement with Andrea Greenberg, which provides for Ms. Greenberg’s employment as the President and Chief Executive Officer of the Company effective as of the MSG Distribution Date.

The employment agreement provides for an annual base salary of not less than $750,000. Ms. Greenberg is eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 100% of her annual base salary. Ms. Greenberg will also continue to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Ms. Greenberg’s continued employment by the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Ms. Greenberg will receive one or more long-term awards with an aggregate target value of not less than $1,500,000.

In connection with the MSG Distribution, Ms. Greenberg received a one-time grant of restricted stock units with an aggregate grant date value equal to $1,500,000. This grant will vest ratably on each of the first three anniversaries of the MSG Distribution Date, subject to Ms. Greenberg’s continued employment and the achievement of performance objectives established by the Compensation Committee. Under the agreement, Ms. Greenberg continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to the third anniversary of the MSG Distribution Date, Ms. Greenberg’s employment with the Company is terminated (i) by the Company other than for “cause” as defined in the agreement, or (ii) by Ms. Greenberg for “good reason” as defined in the agreement (so long as “cause” does not then exist), then, subject to Ms. Greenberg’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Greenberg’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Greenberg’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Greenberg to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Greenberg’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Greenberg subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Greenberg’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

The employment agreement contains certain covenants by Ms. Greenberg including a noncompetition agreement that restricts Ms. Greenberg’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

Bret Richter

On September 11, 2015, the Company entered into an employment agreement with Bret Richter, which provides for Mr. Richter’s employment as the Executive Vice President and Chief Financial Officer of the Company effective as of the MSG Distribution Date.

The employment agreement provides for an annual base salary of not less than $634,000. Mr. Richter will be eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 75% of his annual base salary. Mr. Richter will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Mr. Richter will receive one or more long-term awards with an aggregate target value of not less than $750,000.

In connection with the MSG Distribution, Mr. Richter received a one-time grant of restricted stock units with an aggregate grant date value equal to $1,000,000. This grant will vest ratably on each of the first three anniversaries of the MSG Distribution Date, subject to Mr. Richter’s continued employment and the achievement of performance objectives established by the Compensation Committee. Under the agreement, Mr. Richter will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to the third anniversary of the MSG Distribution Date, Mr. Richter’s employment with the Company is terminated (i) by the Company other than for “cause” as defined in the agreement, or (ii) by Mr. Richter for “good reason” as defined in the agreement (so long as “cause” does not then exist), then, subject to Mr. Richter’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Richter’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.

The employment agreement contains certain covenants by Mr. Richter including a noncompetition agreement that restricts his ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company; provided that the noncompetition covenant will not apply following a termination of Mr. Richter’s employment by the Company other than for cause or by Mr. Richter for Good Reason if he waives his entitlement to the severance benefits described above.

Lawrence J. Burian

On September 11, 2015, the Company entered into a new employment agreement with Lawrence J. Burian, effective as of the MSG Distribution Date. On September 11, 2015, MSG also entered into an employment agreement with Mr. Burian relating to his employment with MSG, which agreement became effective as of the MSG Distribution Date (for more information regarding Mr. Burian’s employment arrangement with MSG, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2016). The employment agreement with the Company provides for Mr. Burian’s continued employment as the Executive Vice President, General Counsel and Secretary of the Company. The employment agreement provides for a minimum annual base salary of not less than $300,000 and a discretionary annual bonus with a target value equal to not less than 150% of Mr. Burian’s annual base salary. Mr. Burian will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Burian’s continued employment by the Company. It is expected that Mr. Burian will receive one or more long-term awards with an aggregate target value of not less than $450,000. Mr. Burian will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Burian’s employment with the Company is terminated on or prior to October 1, 2019 (the “Burian Scheduled Expiration Date”) (i) by the Company (other than for “cause” as defined in the agreement), or (ii) by Mr. Burian for “good reason” (as defined in the agreement and so long as “cause” does not then exist), then, subject to Mr. Burian’s execution of a separation agreement, the Company will provide Mr. Burian with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Burian subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Burian’s outstanding stock options under the plans of the Company will immediately vest.

If Mr. Burian ceases to be an employee of the Company prior to the Burian Scheduled Expiration Date as a result of his death or disability, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Notwithstanding the foregoing, Mr. Burian will not be entitled to the severance payment described in (a) of the second preceding paragraph if Mr. Burian’s employment with the Company is terminated without cause or for good reason (other than if Cause then exists) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed with MSG. If Mr. Burian’s employment with MSG is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Burian’s agreement with MSG) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed by the Company, then Mr. Burian’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) will increase to equal the aggregate target annual compensation to which Mr. Burian was entitled from the Company and from MSG at the time of such MSG termination. We refer to the amount of this increase as the “incremental compensation.” Mr. Burian will not receive a severance payment from MSG (the “MSG Severance”) on such a termination, which amount will instead be paid by MSG to the Company.

Additionally, if Mr. Burian’s employment from the Company is terminated after the Burian Scheduled Expiration Date and after such MSG termination without Cause, for Good Reason or due to death or disability, then Mr. Burian will be entitled to an additional severance payment from the Company equal to the MSG Severance less the aggregate incremental compensation paid to Mr. Burian by the Company after the MSG termination.

In the employment agreement, the Company acknowledges that, in addition to Mr. Burian’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Executive Vice President, General Counsel and Secretary of MSG. The Company recognizes and agrees that Mr. Burian’s responsibilities to MSG will preclude him from devoting substantially all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Burian’s dual roles at the Company and MSG, and that none of (i) his dual responsibilities at the Company and MSG, (ii) his inability to devote substantially all of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s Certificate of Incorporation, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and MSG, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute Cause.

The employment agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Dawn Darino-Gorski

On September 11, 2015, the Company entered into an employment agreement with Dawn Darino-Gorski, which provides for Ms. Darino-Gorski’s employment as the Senior Vice President, Controller and Principal Accounting Officer of the Company effective as of the MSG Distribution Date.

The employment agreement provides for an annual base salary of not less than $350,000. Ms. Darino-Gorski will be eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 35% of her annual base salary. Ms. Darino-Gorski will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Ms. Darino-Gorski will receive one or more long-term awards with an aggregate target value of not less than $330,000.

If, on or prior to the third anniversary of the MSG Distribution Date, Ms. Darino-Gorski’s employment with the Company is terminated by the Company other than for “cause” as defined in the agreement, then, subject to Ms. Darino-Gorski’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Ms. Darino-Gorski’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.

The employment agreement contains certain covenants by Ms. Darino-Gorski including a noncompetition agreement that restricts Ms. Darino-Gorski’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company; provided that the noncompetition covenant will not apply following a termination of Ms. Darino-Gorski’s employment by the Company other than for cause if Ms. Darino-Gorski waives her entitlement to the severance benefits described above.

Termination and Severance

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2016 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable agreement, and his or her employment terminated as of June 30, 2016. This information is presented to illustrate the payments such executives would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in employment agreements between the Company and the NEOs. For a description of termination provisions in the employment agreements with our current NEOs, see “— Employment Agreements” above. In addition, award agreements for long-term incentives (including any long-term incentive awards that the Former Executives continue to hold following the termination of their employment with the Company) also address some of these circumstances.

The Former Executives ceased to be employed by the Company as of the MSG Distribution and did not receive any severance or other termination payments or benefits from the Company. The Company has no obligations to Mr. O’Connor or to Ms. Coleman upon the termination of their employment by MSG for any reason or in connection with a change in control or going private transaction of the Company. Notwithstanding

Mr. Yospe’s termination of employment with the Company in connection with the MSG Distribution, Mr. Yospe continues to hold long-term incentive awards of the Company, which will continue to vest subject to his continued employment with MSG. Mr. Yospe’s awards have the same terms as the current NEOs’ awards as described herein, including vesting provisions in the event of Mr. Yospe’s death or a change in control or going private transaction of the Company.

In the event of Mr. Yospe’s death, Mr. Yospe will be entitled to $102,471, representing the full vesting of Mr. Yospe’s 2014 and 2015 fiscal year grants of Company restricted stock units and $341,667, representing the pro rata target value of Mr. Yospe’s 2014 and 2015 fiscal year grants of cash performance awards.

Upon a change in control or going private transaction involving the Company, Mr. Yospe will be entitled, with respect to his Company restricted stock units (the aggregate value of which equals $102,471), to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the executive remains continuously employed, (y) a termination by MSG without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation from MSG without good reason that is at least six months, but no more than nine months following the change in control or going private transaction. Upon a change in control or going private transaction involving the Company, Mr. Yospe will be entitled, with respect to his cash performance awards, to the target value (the aggregate value of which equals $410,000), which becomes payable (i) upon a change in control, regardless of whether his employment is terminated, or (ii) following a going private transaction if he is employed through July 1, 2016 (in case of the 2014 fiscal year award) or July 1, 2017 (in the case of the 2015 fiscal year award) or is terminated by MSG without cause or resigns for good reason prior to such applicable date.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were employed by the Company as of June 30, 2016 under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 30, 2016.

•	We have valued equity awards using the closing market price of Class A Common Stock of $15.34 on the NYSE on June 30, 2016, the last trading day of our fiscal year.

•	In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).

•	With respect to Mr. Burian, we have assumed that on June 30, 2016 he is simultaneously terminated from both the Company and MSG. For a summary of Mr. Burian’s treatment upon a termination from one company but not the other, please see “— Employment Agreements.” For a description of the payment and benefits to which Mr. Burian would be entitled from MSG upon a termination of employment, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2016.

•	With respect to Mr. Dolan, at June 30, 2016, the term of Mr. Dolan’s employment agreement with the Company was expired. Accordingly, the severance and payments set forth in the tables below reflect the termination provisions of such agreement that survived its expiration. On September 16, 2016, the Company and Mr. Dolan entered into a new employment agreement, a description of which is set forth under “— Employment Agreements.”

•	References to restricted stock units or performance stock units granted in the 2016 fiscal year shall in all cases mean: for Messrs. Dolan and Burian, the awards granted in September 2015 as equitably adjusted in October 2015 to reflect the MSG Distribution and such individuals’ dual employment with the Company and MSG; for Mses. Greenberg and Darino-Gorski, the awards granted in September 2015 as equitably adjusted in October 2015 to reflect the MSG Distribution; and for Mr. Richter, the awards granted in October 2015. These equitable adjustments are discussed in greater detail under “Compensation Discussion and Analysis — Other Awards – MSG Distribution.”

Benefits Payable as a Result of Voluntary Termination of Employment by Employee

In the event of a voluntary termination of employment, no NEO would have been entitled to any payments at June 30, 2016, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by Employee Due to Retirement

In the event of a retirement, no NEO would have been entitled to any payments at June 30, 2016, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company for Cause

In the event of termination by the Company for Cause, no NEO would have been entitled to any payments at June 30, 2016, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino-Gorski
Severance	—	$3,000,000(1)	$2,219,000(1)	$1,500,000(1)	$472,500(2)
Pro rata bonus	$424,725(3)	$872,716(3)	$469,749(3)	$700,077(3)	$177,832(3)
Unvested restricted stock	$2,285,944(4)	$2,230,153(4)	—	$1,327,401(4)	—
Unvested performance stock	$209,238(5)	$598,168(5)	—	$179,447(5)	—
Performance cash awards	$555,626(6)	$379,583(6)	—	$310,463(6)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of her annual base salary and annual target bonus.

(3)	Represents a pro rata annual bonus for the year in which the termination occurred (and, with respect to Messrs. Dolan and Burian, includes the Company’s portion of the liability for MSG’s annual bonus in respect of the Pre-MSG Distribution Period), payable to the same extent as annual bonuses are paid to the other executives without regard to personal performance objectives.

(4)

Represents the full vesting of the 2014, 2015 and 2016 fiscal year grants of restricted stock units , which are: Mr. Dolan: 15,280 units ($234,395), 13,230 units ($202,948) and 13,640 units ($209,238), respectively;

Ms. Greenberg: 2,890 units ($44,333), 3,100 units ($47,554) and 38,994 units ($598,168), respectively; and Mr. Burian: 7,420 units ($113,823), 8,340 units ($127,936) and 11,698 units ($179,447), respectively. With respect to Ms. Greenberg, the amount also represents the full vesting of the one-time special award of 77,951 restricted stock units ($1,195,768) granted in the 2016 fiscal year. In addition to these amounts, upon such a termination, Messrs. Dolan and Burian and Ms. Greenberg would also fully vest in their outstanding MSG Distribution Units, which are: Mr. Dolan: 9,503 MSG units ($1,639,363); Ms. Greenberg: 1,996 MSG units ($344,330); and Mr. Burian: 5,253 MSG units ($906,195).

(5)	Represents the full vesting at target of the 2016 fiscal year grant of performance stock units, which are: Mr. Dolan: 13,640 units; Ms. Greenberg: 38,994 units; and Mr. Burian: 11,698 units.

(6)	Represents the full target value of Ms. Greenberg’s 2014 and 2015 fiscal year cash performance awards. Upon a simultaneous termination without cause by MSG and the Company, each of Messrs. Dolan and Burian will be entitled to payment of their 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution; plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination without cause (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000 and $875,000, respectively; and Mr. Burian: $425,000 and $555,209, respectively.

Benefits Payable as a Result of Termination of Employment by Employee for Good Reason*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino-Gorski
Severance	—	$3,000,000(1)	$2,219,000(1)	$1,500,000(1)	—
Pro rata bonus	$424,725(2)	$872,716(2)	$469,749(2)	$700,077(2)	—
Unvested restricted stock	$2,285,944(3)	$2,230,153(3)	—	$1,327,401(3)	—
Unvested performance stock	$209,238(4)	$598,168(4)	—	$179,447(4)	—
Performance cash awards	$555,626(5)	$379,583(5)	—	$310,463(5)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents a pro rata annual bonus for the year in which the termination occurred (and, with respect to Messrs. Dolan and Burian, includes the Company’s portion of the liability for MSG’s annual bonus in respect of the Pre-MSG Distribution Period), payable to the same extent as annual bonuses are paid to the other executives without regard to personal performance objectives.

(3)	Represents the full vesting of the 2014, 2015 and 2016 fiscal year grants of restricted stock units , which are: Mr. Dolan: 15,280 units ($234,395), 13,230 units ($202,948) and 13,640 units ($209,238), respectively; Ms. Greenberg: 2,890 units ($44,333), 3,100 units ($47,554) and 38,994 units ($598,168), respectively; and Mr. Burian: 7,420 units ($113,823), 8,340 units ($127,936) and 11,698 units ($179,447), respectively. With respect to Ms. Greenberg, the amount also represents the full vesting of the one-time special award of 77,951 restricted stock units ($1,195,768) granted in the 2016 fiscal year. In addition to these amounts, upon such a termination, Messrs. Dolan and Burian and Ms. Greenberg would also fully vest in their outstanding MSG Distribution Units, which are: Mr. Dolan: 9,503 MSG units ($1,639,363); Ms. Greenberg: 1,996 MSG units ($344,330); and Mr. Burian: 5,253 MSG units ($906,195).

(4)	Represents the full vesting at target of the 2016 fiscal year grant of performance stock units, which are: Mr. Dolan: 13,640 units; Ms. Greenberg: 38,994 units; and Mr. Burian: 11,698 units, respectively.

(5)	Represents the full target value of Ms. Greenberg’s 2014 and 2015 fiscal year cash performance awards. Upon a simultaneous termination for good reason by MSG and the Company, each of Messrs. Dolan and Burian will be entitled to payment of their 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution; plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination for good reason (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000 and $875,000, respectively; and Mr. Burian: $425,000 and $555,209, respectively.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino-Gorski
Severance	—	—	—	—	—
Pro rata bonus	$424,725(1)	$872,716(1)	—	$700,077(1)	—
Unvested restricted stock	$2,285,944(2)	$2,230,153(2)	$1,085,765(2)	$1,327,401(2)	$283,273(2)
Unvested performance stock	$209,238(3)	$598,168(3)	$98,738(4)	$179,447(3)	$43,939(4)
Performance cash awards	$555,626(5)	$379,583(5)	—	$310,463(5)	$101,667(6)
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred (and, with respect to Messrs. Dolan and Burian, includes the Company’s portion of the liability for MSG’s annual bonus in respect of the Pre-MSG Distribution Period), payable to the same extent as annual bonuses are paid to the other executives.

(2)	Represents the full vesting of the 2014, 2015 and 2016 fiscal year grants of restricted stock units ), which are: Mr. Dolan: 15,280 units ($234,395), 13,230 units ($202,948) and 13,640 units ($209,238), respectively; Ms. Greenberg: 2,890 units ($44,333), 3,100 units ($47,554) and 38,994 units ($598,168), respectively; Mr. Richter: 19,310 units (2016 only; $296,215); Mr. Burian: 7,420 units ($113,823), 8,340 units ($127,936) and 11,698 units ($179,447), respectively; and Ms. Darino-Gorski: 8,593 units ($131,817), 1,290 units ($19,789) and 790 units ($12,119), respectively. With respect to Ms. Greenberg and Mr. Richter, amounts also represent the full vesting of the one-time special awards of 77,951 ($1,195,768) and 51,470 ($789,550) restricted stock units, respectively, granted in the 2016 fiscal year. In addition to these amounts, upon such a termination, Messrs. Dolan and Burian, and Mses. Greenberg and Darino-Gorski would also fully vest in their outstanding MSG Distribution Units, which are: Mr. Dolan: 9,503 MSG units ($1,639,363); Ms. Greenberg: 1,996 MSG units ($344,330); Mr. Burian: 5,253 MSG units ($906,195); and Ms. Darino-Gorski: 693 MSG units ($119,549).

(3)	Represents the full vesting at target of the 2016 fiscal year grant of performance stock units, which are: Mr. Dolan: 13,640 units; Ms. Greenberg: 38,994 units; and Mr. Burian: 11,698 units.

(4)	Represents the pro rata vesting at target of the 2016 fiscal year grant of performance stock units, which are: Mr. Richter: 19,310 units; and Ms. Darino-Gorski: 8,593 units, respectively.

(5)	Represents the full target value of Ms. Greenberg’s 2014 and 2015 fiscal year cash performance awards. Upon a simultaneous termination due to death by MSG and the Company, each of

Messrs. Dolan and Burian will be entitled to payment of their 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution; plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination due to death (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000 and $875,000, respectively; and Mr. Burian: $425,000 and $555,209, respectively.

(6)	Represents the pro rata target value of Ms. Darino-Gorski’s 2014 and 2015 fiscal year cash performance awards.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino-Gorski
Severance	—	—	—	—	—
Pro rata bonus	$424,725(1)	$872,716(1)	—	$700,077(1)	—
Unvested restricted stock	$2,285,944(2)	$2,230,153(2)	—	$1,327,401(2)	—
Unvested performance stock	$209,238(3)	$598,168(3)	—	$179,447(3)	—
Performance cash awards	$555,626(4)	$379,583(4)	—	$310,463(4)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred (and, with respect to Messrs. Dolan and Burian, includes the Company’s portion of the liability for MSG’s annual bonus in respect of the Pre-MSG Distribution Period), payable to the same extent as annual bonuses are paid to the other executives.

(2)	Represents the full vesting of the 2014, 2015 and 2016 fiscal year grants of restricted stock units, which are: Mr. Dolan: 15,280 units ($234,395), 13,230 units ($202,948) and 13,640 units ($209,238), respectively; Ms. Greenberg: 2,890 units ($44,333), 3,100 units ($47,554) and 38,994 units ($598,168), respectively; and Mr. Burian: 7,420 units ($113,823), 8,340 units ($127,936) and 11,698 units ($179,447), respectively. With respect to Ms. Greenberg, the amount also represents the full vesting of the one-time special award of 77,951 restricted stock units ($1,195,768) granted in the 2016 fiscal year. In addition to these amounts, upon such a termination, Messrs. Dolan and Burian and Ms. Greenberg would also fully vest in their outstanding MSG Distribution Units, which are: Mr. Dolan: 9,503 MSG units ($1,639,363); Ms. Greenberg: 1,996 MSG units ($344,330); and Mr. Burian: 5,253 MSG units ($906,195).

(3)	Represents the full vesting at target of the 2016 fiscal year grant of performance stock units, which are: Mr. Dolan: 13,640 units; Ms. Greenberg: 38,994 units; and Mr. Burian: 11,698 units.

(4)	Represents the full target value of Ms. Greenberg’s 2014 and 2015 fiscal year cash performance awards. Upon a simultaneous termination due to disability by MSG and the Company, each of Messrs. Dolan and Burian will be entitled to payment of their 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution; plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination due to disability (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000 and $875,000, respectively; and Mr. Burian: $425,000 and $555,209, respectively.

(5)	A termination by the Company of Mr. Richter or Ms. Darino-Gorski due to such NEO’s disability would be treated under their respective employment agreements as a termination by the Company without cause. For details on the amounts due upon such a termination by the Company without cause, please see the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause” table.

Benefits Payable as a Result of Termination of Employment from the Company in Connection with a Change in Control or Going Private Transaction(1)*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino-Gorski
Severance	—	$3,000,000(5)	$2,219,000(5)	$1,500,000(5)	$472,500(6)
Pro rata bonus	$424,725(7)	$872,716(7)	$469,749(7)	$700,077(7)	$177,832(7)
Unvested restricted stock	$2,285,944(8)	$2,230,153(8)	$1,085,765(9)	$1,327,401(8)	$283,273(9)
Unvested performance stock	$209,238(10)	$598,168(10)	$296,215(10)	$179,447(10)	$131,817(10)
Performance cash awards	$555,626(11)	$379,583(11)	—	$310,463(11)	$130,000(11)
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	The information in this table and the footnotes thereto describe amounts payable as a result of certain terminations of employment by the executive or the Company following a change in control. The amounts payable as a result of termination of employment by the executive or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the executive or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the current NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)	If Mr. Dolan is terminated without cause or resigns with good reason following a change in control or a going private transaction, or resigns without good reason in the thirteenth month following a change in control, he would be entitled to the amounts set forth in this table.

(3)	If Ms. Greenberg or Messrs. Richter or Burian is terminated without cause or resigns with good reason following a change in control or a going private transaction then he or she would be entitled to the amounts set forth in this table.

(4)	If Ms. Darino-Gorski is terminated without cause following a change in control or a going private transaction, then she would be entitled to the amounts set forth in this table.

(5)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(6)	Represents severance equal to the sum of her annual base salary and annual target bonus.

(7)	Represents a pro rata annual bonus for the year in which the termination occurred (and, with respect to Messrs. Dolan and Burian, includes the Company’s portion of the liability for MSG’s annual bonus in respect of the Pre-MSG Distribution Period), payable to the same extent as annual bonuses are paid to the other executives without regard to personal performance objectives.

(8)	Represents the full vesting of the 2014, 2015 and 2016 fiscal year grants of restricted stock units, which are: Mr. Dolan: 15,280 units ($234,395), 13,230 units ($202,948) and 13,640 units ($209,238), respectively; Ms. Greenberg: 2,890 units ($44,333), 3,100 units ($47,554) and 38,994 units ($598,168), respectively; and Mr. Burian: 7,420 units ($113,823), 8,340 units ($127,936) and 11,698 units ($179,447), respectively. With respect to Ms. Greenberg, the amount also represents the full vesting of the one-time special award of 77,951 restricted stock units ($1,195,768) granted in the 2016 fiscal year. In addition to these amounts, upon such a termination, Messrs. Dolan and Burian and Ms. Greenberg would also fully vest in their outstanding MSG Distribution Units, which are: Mr. Dolan: 9,503 MSG units ($1,639,363); Ms. Greenberg: 1,996 MSG units ($344,330); and Mr. Burian: 5,253 MSG units ($906,195).

(9)	Represents the value of 2014, 2015 and 2016 fiscal year grants of restricted stock units, as applicable, for each of Mr. Richter and Ms. Darino-Gorski. With respect to Mr. Richter, amounts also represent the full vesting of the one-time special award of 51,470 restricted stock units granted in the 2016 fiscal year. Upon a change in control or going private transaction, Mr. Richter and Ms. Darino-Gorski will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the executive remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction. In addition to these amounts, upon such a termination, Ms. Darino-Gorski would also fully vest in her outstanding MSG Distribution Units, which are: 693 MSG units ($119,549).

(10)	Represents the value of the 2016 fiscal year performance stock units at target for each NEO, which becomes payable (i) upon a change in control, regardless of whether the applicable executive’s employment is terminated, or (ii) following a going private transaction if the applicable executive is employed through July 1, 2018 or is terminated without cause or resigns for good reason prior to such applicable date.

(11)	Represents the aggregate value of the 2014 and 2015 fiscal year cash performance award targets for each of Mses. Greenberg and Darino-Gorski, which becomes payable (i) upon a change in control, regardless of whether the applicable executive’s employment is terminated, or (ii) following a going private transaction if the applicable executive is employed through July 1, 2016 (in case of the 2014 fiscal year award) or July 1, 2017 (in the case of the 2015 fiscal year award) or is terminated without cause or resigns for good reason prior to such applicable date. Upon a simultaneous termination by MSG and the Company in connection with a change in control or going private transaction, each of Messrs. Dolan and Burian will be entitled to payment of their 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution; plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination in connection with a change in control or going private transaction (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000 and $875,000, respectively; and Mr. Burian: $425,000 and $555,209, respectively.

Equity Compensation Plan Information

The following table sets forth information with respect to compensation plans in effect as of June 30, 2016 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2)(a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Equity compensation plans approved by security holders	900,848	$2.77	2,997,440
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	900,848	$2.77	2,997,440

(1)	Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 833 stock options issued in connection with the Cablevision Distribution (all of which are held by Cablevision and AMC Networks’ employees) and 900,015 restricted stock units.

(2)	In September 2016, the Compensation Committee granted awards of restricted stock units and target performance stock units covering an aggregate of 338,660 shares and stock options and target performance stock options covering an aggregate of 1,069,042 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units and stock options. The number of securities in column (c) does not reflect the increase of shares reserved for future issuance under the Employee Stock Plan for which approval is being sought pursuant to Proposal 3. See “Proposal 3 – Approval of the Company’s 2010 Employee Stock Plan, as amended.”

(3)	Represents the weighted-average exercise price of the 833 outstanding stock options.

PROPOSAL 3 — APPROVAL OF THE COMPANY’S 2010 EMPLOYEE STOCK PLAN, AS AMENDED

Upon the recommendation of our Compensation Committee, our Board unanimously approved amendments to the Employee Stock Plan, subject to approval by our stockholders at our annual meeting. The only changes to the Employee Stock Plan are to increase the number of shares reserved for future issuance by 5,500,000 and to extend the expiration date by one year to December 2026. Giving effect to this amendment, the number of shares available for future issuance under the Employee Stock Plan as of October 12, 2016 would be 6,991,522. Otherwise, the Employee Stock Plan is materially unchanged. The text of the Employee Stock Plan, as amended, is set forth in Annex A to this proxy statement, and the following discussion is qualified in its entirety by reference to Annex A.

Historic Burn Rate and Potential Dilution

We believe that the shares available for issuance under the Employee Stock Plan will provide sufficient shares for our equity-based compensation needs for approximately four years following the date the plan is approved by stockholders. Our equity-based compensation, including the broad-based participation of our employees and the equity compensation paid to our executive officers and members of management, result in a “burn rate” as indicated in the chart below:

	Fiscal Year			Average
	2014(1)	2015(1)	2016
(a) Total shares underlying equity-based awards granted(2)	373,089	354,302	458,667	395,353
(b) Average diluted common shares outstanding	78,167,870	77,686,753	75,525,787	77,126,803
(c) Burn rate (a/b)(3)	0.48%	0.46%	0.61%	0.51%

(1)	Reflects share numbers prior to the MSG Distribution.

(2)	Reflects the gross number of shares underlying awards made to employees during the respective year. Fiscal Year 2016 reflects shares granted less shares cancelled in connection with the MSG Distribution.

(3)	Not adjusted for forfeiture, withholdings and expirations, which would reduce the burn rate if taken into account.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” from the Employee Stock Plan is 10.66%. The overhang is calculated as follows, in each case as of October 12, 2016: (x) the sum of (a) 6,991,522 shares remaining available under the Employee Stock Plan, assuming stockholder approval of the 5,500,000 increase per this amendment, (b) 921,621 shares underlying unvested outstanding employee restricted stock unit awards, and (c) 1,069,042 shares underlying unvested outstanding employee stock option awards, divided by (y) 84,285,883, which includes shares outstanding plus shares remaining available under the Employee Stock Plan (assuming stockholder approval of the 5,500,000 increase per this amendment), the Director Stock Plan and shares underlying unvested outstanding employee awards. The weighted average exercise price of outstanding options as of October 12, 2016 was $17.81 and weighted average remaining term of outstanding stock options was 7.43 years. With respect to the Director Stock Plan, as of October 12, 2016, the burn rate for the 2014, 2015 and 2016 fiscal years is 0.03%, 0.02% and 0.09%, respectively, and the three-year average burn rate is 0.05%. With respect to the Director Stock Plan, total overhang as of October 12, 2016 is 0.28%. The overhang is calculated as follows, in each case as of October 12, 2016: (x) 232,667 shares remaining available under the Director Stock Plan divided by (y) 84,285,883, which includes shares outstanding plus shares remaining available under the Employee Stock Plan (assuming stockholder approval of the 5,500,000 increase per this amendment), Director Stock Plan and shares underlying unvested outstanding employee awards. There are no unvested shares outstanding under the Director Stock Plan. All vested awards are included in the outstanding shares of the Company. Our Compensation Committee also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing our grants. As discussed above in the Compensation Discussion and Analysis, we believe that the grant of equity awards that vest over time provides executive officers with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. For additional information with respect to our outstanding awards, please see Note 14 to our financial statements included in our Annual Report on Form 10-K.

Overview

The purpose of the Employee Stock Plan is to (i) compensate employees of the Company and its affiliates who are responsible for the management and growth of the business of the Company and its affiliates, and (ii) advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and keen interest the Company and its affiliates are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such a proprietary interest in the Company will stimulate the efforts of these employees on behalf of the Company and its affiliates, and strengthen their desire to remain with the Company and its affiliates. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its affiliates to attract and retain desirable personnel and will better align the interests of participating employees with those of the Company’s stockholders. The Employee Stock Plan provides for grants of incentive stock options (as defined in Section 422 of the Code), non-qualified stock options, stock appreciation rights, restricted shares, restricted stock units, performance restricted stock units and other equity-based awards (collectively, “Awards”). The Employee Stock Plan will terminate, and no more Awards will be granted after December 11, 2026 (unless sooner terminated by our Board or our Compensation Committee). The termination of the Employee Stock Plan will not affect previously granted Awards.

The primary aspects of the Employee Stock Plan are set forth below. The summary is qualified in its entirety by the Employee Stock Plan which is set forth in Annex A to this proxy statement.

Shares Subject to the Employee Stock Plan; Other Limitations

The Employee Stock Plan is administered by the Company’s Compensation Committee. Awards may be granted under the Employee Stock Plan to such employees of the Company and its affiliates as the Compensation Committee may determine. An “affiliate” is defined in the Employee Stock Plan to mean any entity controlling, controlled by, or under common control with the Company or any other affiliate and also includes any entity in which the Company owns at least 5% of the outstanding equity interests. The total number of shares of the Company’s Class A Common Stock that may be issued pursuant to Awards under the Employee Stock Plan may not exceed an aggregate of 12,500,000 (inclusive of awards granted prior to these amendments), which may be either treasury shares or authorized and unissued shares. Giving effect to this amendment, the number of shares available for future issuance under the Employee Stock Plan as of October 12, 2016 would be 6,991,522. To the extent that (i) an Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason, in whole or in part, without the issuance of shares, (ii) any shares under an Award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Compensation Committee may also grant Awards with respect to such shares or restricted shares. Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan and shares relating to any other Awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan. Any shares underlying Awards that the Company becomes obligated to make through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not count against the shares available to be delivered pursuant to Awards under the Employee Stock Plan. No single employee may be issued Awards during any one calendar year for, or that relate to, a number of shares exceeding 2,000,000. In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects shares such that the failure to make an adjustment to an Award would not appropriately protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Compensation Committee will, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award).

Awards

All employees of the Company and its affiliates will be eligible to receive Awards under the Employee Stock Plan. Under the Employee Stock Plan, the Company may grant options and stock appreciation rights, which will be exercisable at a price determined by the Compensation Committee on the date of the Award grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option or stock appreciation right is granted. Other than in the case of the death of a participant, such options and stock appreciation rights may be exercised for a term fixed by the Compensation Committee but no longer than ten years from the date of grant. An award agreement may provide that, in the event the participant dies while the option or stock appreciation right is outstanding, the option or stock appreciation right will remain outstanding until the first anniversary of the participant’s death, whether or not such first anniversary occurs after such 10-year period. Upon its exercise, a stock appreciation right will be settled (and an option may be settled, in the Compensation Committee’s discretion) for an amount equal to the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the exercise price of the stock appreciation right (or option). The Employee Stock Plan prohibits, in each case without the approval of the Company’s stockholders (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of the Company’s Class A Common Stock or (3) option or stock appreciation right automatic reload provisions.

The Company may also grant restricted shares and restricted stock units. A restricted share is a share of Class A Common Stock that is registered in the participant’s name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the applicable award agreement. The participant of a restricted share will have the rights of a stockholder, subject to any restrictions and conditions specified by the Compensation Committee in the participant’s award agreement. Notwithstanding the previous sentence, unless the Compensation Committee determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting will be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant.

A restricted stock unit is an unfunded, unsecured right to receive a share of Class A Common Stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the award agreement. Unless otherwise provided by the Compensation Committee, a restricted stock unit will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant, upon the vesting of the restricted stock unit, an amount equal to the ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued.

The Compensation Committee may grant other equity-based or equity-related awards to participants subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.

Under the Employee Stock Plan, the Compensation Committee will have the authority, in its discretion, to add performance criteria as a condition to any employee’s ability to exercise a stock option or stock appreciation right, or the vesting or payment of any restricted shares or restricted stock units, granted under the Employee Stock Plan. Additionally, the Employee Stock Plan specifies certain performance criteria that may, in the case of certain executive officers of the Company, be conditions precedent to the vesting of awards granted to such executives under the Employee Stock Plan. The Employee Stock Plan provides that such performance criteria may be determined by reference to the performance of the Company, an affiliate or a business unit, product, production, event, network or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, subscriber, sponsor, viewer (or available viewer), basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, U.S. GAAP or non-U.S. GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, subscriber or customer acquisition or retention, ratings, or viewership; (ix) operating metrics relating to sales, subscriptions, sponsorships or customer service or satisfaction; (x) capital spending management, network upgrades or facility maintenance; (xi) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xii) a specified increase in the fair market value of the Company’s Class A Common Stock; (xiii) a specified increase in the private market value of the Company; (xiv) the price of the Company’s Class A Common Stock; (xv) earnings per share; and/or (xvi) total stockholder return.

Any Award that is subject to recovery under any law, governmental regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required pursuant to such law, regulation or listing, or any clawback policy adopted by the Company.

Amendment; Termination

The Board or the Compensation Committee may discontinue the Employee Stock Plan at any time and from time to time may amend or revise the terms of the Employee Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed. The consent of the participant will not be required solely pursuant to the previous sentence in respect of any adjustment made in light of an Adjustment Event, except to the extent the terms of an award agreement expressly refer to an Adjustment Event, in which case such terms will not be amended in a manner unfavorable to a participant (other than if immaterial) without such participant’s consent.

U.S. Federal Tax Implications of Certain Awards under the Employee Stock Plan

The following summary generally describes the principal Federal (but not state and local) income tax consequences of certain awards under the Employee Stock Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Code and the regulations thereunder relating to these matters are complex and their impact in any one case may depend upon the particular circumstances.

Incentive Stock Options

An employee will not be subject to tax upon the grant of an incentive stock option (an “ISO”) or upon the exercise of an ISO. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be included in the employee’s alternative minimum taxable income. Whether the employee is subject to the alternative minimum tax will depend on his or her particular circumstances. The employee’s basis in the shares received will be equal to the exercise price paid, and the holding period in such shares will begin on the day following the date of exercise. If an employee disposes of the shares on or after (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date of exercise of the ISO, the employee will recognize a capital gain or loss in an amount equal to the difference between the amount realized on such disposition and his or her basis in the shares.

Nonstatutory Stock Options

For the grant of an option that is not intended to be (or does not qualify as) an ISO, an employee will not be subject to tax upon the grant of such an option (a “nonstatutory stock option”). Upon exercise of a nonstatutory stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to an employee as ordinary income, and such amount is generally deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. An employee’s basis in the shares received will equal the fair market value of the shares on the date of exercise, and an employee’s holding period in such shares will begin on the day following the date of exercise.

Restricted Stock

An employee will not be subject to tax upon receipt of an award of shares subject to forfeiture conditions and transfer restrictions (the “restrictions”) under the Employee Stock Plan unless the employee makes the election referred to below. Upon lapse of the restrictions, an employee will recognize ordinary income equal to the fair market value of the shares on the date of lapse (less any amount the employee may have paid for the shares), and such income will be subject to income tax withholding and employment taxes. An employee’s basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and an employee’s holding period in such shares begins on the day after the restrictions lapse. If any dividends are paid on such shares prior to the lapse of the restrictions they will be includible in an employee’s income during the restricted period as additional compensation (and not as dividend income) and will be subject to income tax withholding and employment taxes.

If permitted by the applicable award agreement, an employee may elect, within 30 days after the date of the grant of the restricted stock, to recognize immediately (as ordinary income) the fair market value of the shares awarded (less any amount an employee may have paid for the shares), determined on the date of grant (without regard to the restrictions). Such income will be subject to income tax withholding and employment taxes at such time. This election is made pursuant to Section 83(b) of the Code and the regulations thereunder. If an employee makes this election, the employee’s holding period will begin the day after the date of grant, dividends paid on the shares will be subject to the normal rules regarding distributions on stock, and no additional income will be recognized by the employee upon the lapse of the restrictions. However, if the employee forfeits the restricted shares before the restrictions lapse, no deduction or capital loss will be available to the employee (even though the employee previously recognized income with respect to such forfeited shares).

In the taxable year in which an employee recognizes ordinary income on account of shares awarded to the employee, the Company generally will be entitled to a deduction equal to the amount of income recognized by the employee. In the event that the restricted shares are forfeited by an employee after having made the Section 83(b) election referred to above, the Company generally will include in our income the amount of our original deduction.

Stock Appreciation Rights

An employee will not be subject to tax upon the grant of a stock appreciation right. Upon exercise of a stock appreciation right, an amount equal to the cash and/or the fair market value (measured on the date of exercise) of shares receivable by the employee in respect of a stock appreciation right will be taxable to the employee as ordinary income, and such amount generally will be deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. An employee’s basis in any shares received will be equal to the fair market value of such shares on the date of exercise, and an employee’s holding period in such shares will begin on the day following the date of exercise.

Restricted Stock Units

An employee will not be subject to tax upon the grant of a restricted stock unit. Upon vesting of a restricted stock unit, the fair market value of the shares covered by the award on the vesting date will be subject to employment taxes. Upon distribution of the shares and/or cash underlying a restricted stock unit, an employee will recognize as ordinary income an amount equal to the cash and/or fair market value (measured on the distribution date) of the shares received, and such amount will generally be deductible by the Company. This amount of income will generally be subject to income tax withholding on the date of distribution. An employee’s basis in any shares received will be equal to the fair market value of the shares on the date of distribution, and an employee’s holding period in such shares will begin on the date of distribution. If any dividend equivalent amounts are paid to an employee, they will be includible in the employee’s income as additional compensation (and not as dividend income) and will be subject to income and employment tax withholding.

Disposition of Shares

Unless stated otherwise above, upon the subsequent disposition of shares acquired under any of the preceding awards, an employee will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the employee’s basis in the shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months. Currently, capital gain is generally taxed at a rate of 15% if the property is held more than one year.

Code Section 162(m) Deductibility Rules

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the employee in connection with the exercise of an option or stock appreciation right. The Company generally is not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance-based compensation” under Code Section 162(m). Under current regulations interpreting Code Section 162(m), the grant by a committee of “outside directors” of at-or above-the-money options or stock appreciation rights under a stockholder approved plan that expressly limits the amount of grants that can be made to any individual employee over a specified period of time is considered “qualified performance-based compensation.”

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

NEW PLAN BENEFITS TABLE

The amount of each participant’s future awards under the Employee Stock Plan (See “Proposal 3 — Approval of the Company’s 2010 Employee Stock Plan, as amended”) will be determined based on the discretion of the Compensation Committee and therefore is not determinable at this time. The following table sets forth awards that were received by the persons and groups named below for the fiscal year ended June 30, 2016 under the Employee Stock Plan.

Name and Principal Position	Employee Stock Plan Dollar Value($)(1)	Employee Stock Plan Number of Units at Target(1)
Current NEOs
James L. Dolan(2)	558,149	27,280
Executive Chairman and President and Chief Executive Officer
Andrea Greenberg	3,174,142	155,939
President and Chief Executive Officer
Bret Richter	1,832,433	90,090
Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	478,682	23,396
Executive Vice President, General Counsel and Secretary
Dawn Darino-Gorski	351,626	17,186
Senior Vice President, Controller and Principal Accounting Officer
Former Executives
David O’Connor	—	—
President and Chief Executive Officer
Donna Coleman	—	—
Interim Chief Financial Officer
Joseph F. Yospe	—	—
Senior Vice President, Controller and Principal Accounting Officer
All Executive Officers	6,395,032	313,891
All Non-Employee Directors	—	—
All Employees who are not Executive Officers	2,874,835	140,510

(1)	See “Executive Compensation Tables — Summary Compensation Table” and “Executive Compensation Tables — Grants of Plan-Based Awards” for additional information.

(2)	Mr. Dolan assumed the responsibilities of President and Chief Executive Officer of the Company effective as of March 13, 2015 until July 15, 2015.

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman
Andrea Greenberg	President and Chief Executive Officer
Bret Richter	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President, General Counsel and Secretary
Dawn Darino-Gorski	Senior Vice President, Controller and Principal Accounting Officer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Director Nominees for Election by Class B Common Stockholders.”

ANDREA GREENBERG, 57, is the President and Chief Executive Officer of the Company. Ms. Greenberg has more than 30 years of experience in the sports, entertainment and television industries. Ms. Greenberg served as the Executive Vice President of MSG’s Media business segment from 2010 until the MSG Distribution, at which time she assumed her current role as President and Chief Executive Officer. As

Executive Vice President of MSG Media, Ms. Greenberg was responsible for all aspects of the Media division, including programming, marketing, sales and operations, and directed all major transactional activities of the division. Ms. Greenberg previously served as the Executive Vice President of the MSG Entertainment business segment from 2008 to 2009 while such business was owned by Cablevision before the Company was spun-off from Cablevision in 2010. Prior to joining the Company, Ms. Greenberg spent more than 25 years at Rainbow Media Holdings, the former Cablevision programming subsidiary that spun-off from Cablevision in 2011 to become AMC Networks, last serving as President of Rainbow Media Ventures from 2004 to 2008. Ms. Greenberg serves as a director of The Garden of Dreams Foundation.

BRET RICHTER, 46, is the Executive Vice President, Chief Financial Officer and Treasurer of the Company since April 1, 2016. Previously, he was Executive Vice President and Chief Financial Officer of the Company from September 30, 2015 to March 31, 2016. Prior to that, Mr. Richter had served as the Executive Vice President, Corporate Finance and Development of Cablevision from 2014 to 2015. In his role at Cablevision, Mr. Richter was responsible for overseeing Cablevision’s financial strategy and development, corporate financial planning, business planning, and mergers and acquisitions. Mr. Richter previously served as Cablevision’s Senior Vice President, Financial Strategy and Development from 2005 to 2014, during which time he was responsible for mergers and acquisitions, investor relations, corporate development and other corporate initiatives. Before joining Cablevision in 2005, Mr. Richter served as President of The Richter Consulting Group, Inc., a privately held advisory firm that provided consulting services to early stage media companies. Prior to that, Mr. Richter served as Senior Vice President of Finance at NTL Incorporated (a predecessor of Virgin Media) and was also a member of the media investment banking advisory team at Salomon Brothers Inc. Mr. Richter is Treasurer of the Alumni Association Board of the Cornell College of Agriculture and Life Sciences.

LAWRENCE J. BURIAN, 46, is the Executive Vice President, General Counsel and Secretary of the Company since January 12, 2010. Mr. Burian is also the Executive Vice President, General Counsel and Secretary of MSG since July 15, 2015. He was Senior Vice President, Associate General Counsel and Business Affairs of Cablevision from January 2005 until February 2010, Vice President and Associate General Counsel of Cablevision from February 2002 to December 2004, and Assistant General Counsel of Cablevision from February 2000 to January 2002. He was an Associate at Davis Polk & Wardwell LLP from August 1995 to February 2000 and September 1994 to January 1995. He was a Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian serves as a director of Tribeca Enterprises LLC, Fuse Media, Inc., Boston Calling Events LLC and the Garden of Dreams Foundation.

DAWN DARINO-GORSKI, 48, is the Senior Vice President, Controller and Principal Accounting Officer of the Company. Ms. Darino-Gorski previously served as the Vice President of External Reporting and Consolidations of the Company from February 2010 through 2015. This position had overall responsibility for the planning, coordination, and preparation of the Company’s quarterly and annual financial statement filings with the SEC and ensuring that the Company’s consolidated financial results were in compliance with generally accepted accounting principles. Prior to that time, Ms. Darino-Gorski held positions of increasing responsibility within the Company’s finance organization. Before joining the Company in December 1996, Ms. Darino-Gorski served as Senior Financial Analyst and Manager of External Reporting at Reader’s Digest Association, Inc. Ms. Darino-Gorski began her career in public accounting at Arthur Andersen.

RELATIONSHIP BETWEEN US AND MSG, AMC NETWORKS AND CABLEVISION

As a result of the MSG Distribution, the Company no longer holds a common stock ownership interest in MSG. However, the Company, MSG and AMC Networks continue to be (and Cablevision was until its sale in June 2016) under the control of Charles F. Dolan, members of his family and certain related family entities. As a result of the Cablevision Distribution and the MSG Distribution, the Company and MSG, AMC Networks and Cablevision have entered into the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2016 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSG, AMC Networks and Cablevision is set forth in Note 16 to our financial statements included in our 2016 Form 10-K.

Arrangements with Cablevision

Distribution Agreement

On January 12, 2010, we entered into the Distribution Agreement with Cablevision (the “Cablevision Distribution Agreement”) as part of a series of transactions pursuant to which we acquired the subsidiaries of Cablevision that own, directly or indirectly, all of the partnership interests in MSG Holdings, L.P.

Under the Cablevision Distribution Agreement, Cablevision provides us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) Cablevision’s businesses (other than businesses of ours), (ii) certain identified claims or proceedings, (iii) any breach by Cablevision of its obligations under the Cablevision Distribution Agreement, (iv) any untrue statement or omission in our Registration Statement on Form 10 filed with the SEC (the “Cablevision Registration Statement”) or in the related Information Statement (the “Cablevision Information Statement”) relating to Cablevision and its subsidiaries and (v) indemnification obligations we may have to the NBA or the National Hockey League (the “NHL”) that result from acts or omissions of Cablevision. We provide Cablevision with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) our businesses, (ii) any breach by us of our obligations under the Cablevision Distribution Agreement and (iii) any untrue statement or omission in the Cablevision Registration Statement or Cablevision Information Statement other than any such statement or omission relating to Cablevision and its subsidiaries.

In the Cablevision Distribution Agreement we release Cablevision from any claims we might have arising out of:

•	the management of the businesses and affairs of the Company at or prior to the Cablevision Distribution;

•	the terms of the Cablevision Distribution, our Certificate of Incorporation, our Amended By-Laws and the other agreements entered into in connection with the Cablevision Distribution; and

•	any decisions that have been made, or actions taken, relating to the Company or the Cablevision Distribution.

The Cablevision Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On January 12, 2010, we entered into a Tax Disaffiliation Agreement with Cablevision (the “Cablevision Tax Disaffiliation Agreement”) that governs Cablevision’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters following the Cablevision Distribution. References in this summary description of the Cablevision Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

We and our eligible subsidiaries previously joined with Cablevision in the filing of a consolidated return for U.S. federal income tax purposes and in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the Cablevision Distribution, we generally do not join with Cablevision in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the Cablevision Tax Disaffiliation Agreement, except for certain New York City income taxes, Cablevision is responsible for all of our U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period that ended on or before the Cablevision Distribution Date. We are responsible for all of our other taxes (including certain New York City income taxes) for all taxable periods that ended on or before the Cablevision Distribution Date, and all taxes that are attributable to us or one of our subsidiaries after the Cablevision Distribution Date.

Notwithstanding the Cablevision Tax Disaffiliation Agreement, under U.S. Treasury Regulations, each member of a consolidated group is severally liable for the U.S. federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods in which we have been included in Cablevision’s consolidated group, we could be liable to the U.S. government for any U.S. federal income tax liability incurred, but not discharged, by any other member of such consolidated group. However, if any such liability were imposed, we would generally be entitled to be indemnified by Cablevision for tax liabilities allocated to Cablevision under the Cablevision Tax Disaffiliation Agreement.

We are responsible for filing all tax returns for all periods ending after the Cablevision Distribution Date that include us or one of our subsidiaries other than any consolidated, combined or unitary income tax return for periods after such date (if any) that includes us or one of our subsidiaries, on the one hand, and Cablevision or one of its subsidiaries (other than us or any of our subsidiaries), on the other hand. We also are responsible for filing, for all periods, all returns related to certain New York City income taxes that include us or one of our subsidiaries. Where possible, we have waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the Cablevision Distribution Date, however, if we cannot waive the right, we would be entitled to receive the resulting refund or credit, net of any taxes incurred by Cablevision with respect to the refund or credit.

Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Cablevision Tax Disaffiliation Agreement, and Cablevision has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which Cablevision is responsible for filing a return under the Cablevision Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The Cablevision Tax Disaffiliation Agreement further provides for cooperation between Cablevision and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Employee Matters Agreements/Equity Administration Agreement

The Company is party to an Employee Matters Agreement with Cablevision and an Equity Administration Agreement with AMC Networks, each of which sets forth the responsibilities and liabilities of the parties regarding exercise and forfeiture of outstanding equity awards: (i) of the Company that are held by employees, former employees or directors of Cablevision or AMC Networks and (ii) of Cablevision or AMC Networks that are held by employees, former employees or directors of the Company. In addition, the Company and Cablevision were parties to an Administrative Services Agreement relating to the provisions of administrative support, security and certain transportation services for shared executives, which was assigned to MSG in connection with the MSG Distribution.

Affiliation Agreement

An affiliation agreement between the Company and Cablevision took effect on January 1, 2010, with respect to the carriage of the MSG Network and MSG+ program services on Cablevision’s cable systems in the

New York, Connecticut and New Jersey tri-state area. This agreement has a term of ten years, obligates Cablevision to carry such program services on its cable systems and provides for the payment by Cablevision to the Company of a per subscriber license fee, which fee is increased each year during the term of the agreement.

Arrangements with MSG

Distribution Agreement

On September 11, 2015, we entered into the Distribution Agreement with MSG (the “MSG Distribution Agreement”) as part of a series of transactions pursuant to which MSG acquired the subsidiaries, businesses and other assets of MSG constituting the MSG Sports and MSG Entertainment businesses, including its venues, arenas and joint ventures.

Under the MSG Distribution Agreement, MSG provided us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) MSG’s businesses, (ii) any breach by MSG of its obligations under the MSG Distribution Agreement; and (iii) any untrue statement or omission in MSG’s Registration Statement on Form 10 filed with the SEC (the “MSG Registration Statement”) or in the related Information Statement (the “MSG Information Statement”) other than any such statement or omission relating to the Company and our subsidiaries. We provided MSG with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) the Company’s businesses (other than businesses of MSG), (ii) certain identified claims or proceedings, (iii) any breach by us of our obligations under the MSG Distribution Agreement; (iv) any untrue statement or omission in the MSG Registration Statement or MSG Information Statement relating to us and our subsidiaries; and (v) indemnification obligations MSG may have to the NBA, the NHL or the Women’s National Basketball Association that result from acts or omissions of the Company.

In the MSG Distribution Agreement we released MSG from any claims we might have arising out of:

•	the management of the businesses and affairs of the Company on or prior to the MSG Distribution;

•	the terms of the MSG Distribution and the other agreements entered into in connection with the MSG Distribution; and

•	any decisions that have been made, or actions taken, relating to the MSG Distribution.

Additionally, in the MSG Distribution Agreement MSG released us from any claims MSG might have arising out of:

•	the management of the MSG Sports and MSG Entertainment businesses on or prior to the MSG Distribution;

•	the terms of the MSG Distribution, MSG’s amended and restated certificate of incorporation, MSG’s By-Laws and the other agreements entered into in connection with the MSG Distribution; and

•	any decisions that have been made, or actions taken, relating to MSG Sports or MSG Entertainment or the MSG Distribution.

The MSG Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On September 11, 2015, we entered into a Tax Disaffiliation Agreement with MSG (the “MSG Tax Disaffiliation Agreement”) that governs MSG’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters following the MSG Distribution. References in this summary description of the MSG Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

MSG and its eligible subsidiaries previously joined with the Company in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the MSG Distribution, MSG generally does not join with the Company in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the MSG Tax Disaffiliation Agreement, with certain exceptions, we will generally be responsible for all of MSG’s U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the MSG Distribution Date. MSG will generally be responsible for all taxes that are attributable to it or one of its subsidiaries after the MSG Distribution Date.

For any tax year, MSG will generally be responsible for filing all separate company tax returns that relate to MSG or one of its subsidiaries and that do not also include the Company or any of the Company’s subsidiaries. We will generally be responsible for filing all separate company tax returns that relate to the Company or the Company’s subsidiaries (other than tax returns that will be filed by MSG), and for filing consolidated, combined or unitary returns that include (i) one or more of the Company and the Company’s subsidiaries and (ii) one or more of MSG and MSG’s subsidiaries. Where possible, MSG has waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the MSG Distribution Date, however, if MSG cannot waive the right, it would be entitled to receive the resulting refund or credit, net of any taxes incurred by the Company with respect to the refund or credit.

Generally, MSG will have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSG is responsible for filing a return under the MSG Tax Disaffiliation Agreement, and we will have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the MSG Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The MSG Tax Disaffiliation Agreement further provides for cooperation between MSG and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the MSG Tax Disaffiliation Agreement will require that none of the Company, MSG or any of their respective subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSG Distribution from qualifying as a tax-free transaction to the Company and to its stockholders under Section 355 of the Code, or would otherwise cause holders of the Company’s stock receiving MSG stock in the MSG Distribution to be taxed as a result of the MSG Distribution and certain transactions undertaken in connection with the MSG Distribution. Additionally, for the two-year period following the MSG Distribution, the Company and MSG may not engage in certain activities that may jeopardize the tax-free treatment of the MSG Distribution, unless the Company or MSG, as applicable, receives consent from the other party or otherwise obtains a ruling from the Internal Revenue Service or a legal opinion, in either case reasonably satisfactory to such other party, that the activity will not alter the tax-free status of the MSG Distribution to the other party and its stockholders. Such restricted activities include:

•	entering into any transaction pursuant to which 50% or more of the first-mentioned party’s shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;

•	issuing equity securities, if any such issuances would, in the aggregate, constitute 50% or more of the voting power or value of such party’s capital stock;

•	certain repurchases of such party’s common shares;

•	ceasing to actively conduct such party’s business;

•	amendments to such party’s organizational documents (i) affecting the relative voting rights of the party’s stock or (ii) converting one class of the party’s stock to another;

•	liquidating or partially liquidating; and

•	taking any other action that prevents the MSG Distribution and certain related transactions from being tax-free.

Moreover, each party must indemnify the other party and its subsidiaries, officers and directors for any taxes, resulting from action or failure to act, if such action or failure to act precludes the MSG Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Transition Services Agreement

On September 11, 2015, we entered into a Transition Services Agreement with MSG under which, in exchange for the fees specified in such agreement, MSG has agreed to provide certain management and other services to the Company, including with respect to such areas as tax, information technology, risk management, treasury, legal, human resources, accounting, purchasing, communications, security and compensation and benefits. The Company has similarly agreed to provide certain transition services to MSG. The Company and MSG, as parties receiving services under the agreement, have agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement.

Employee Matters Agreement

We have in place an Employee Matters Agreement (the “MSG Employee Matters Agreement”) with MSG that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSG Distribution. MSG employees continued to participate in certain of our health and welfare and other employee benefit plans through December 31, 2015, following which MSG has established its own health and welfare and other employee benefit plans. In connection with the MSG Distribution, the Savings Plan became a multiple employer plan sponsored by MSG, to which we contribute, and MSG assumed the assets and liabilities of the Cash Balance Pension Plan. Following the MSG Distribution date, we and MSG generally each hold responsibility for our respective employees and compensation plans except for the liability for certain incentive awards held by corporate, advertising and shared employees, the liability of which is split between the Company and MSG in accordance with the Employee Matters Agreement.

Media Rights Agreements

The media rights agreements between the Company and MSG covering the New York Knicks of the NBA (the “Knicks”) and the New York Rangers of the NHL (the “Rangers”) provide MSG exclusive media rights to team games in their local markets. Each of the media rights agreements has a stated term of 20 years, with an annual rights fee in the fiscal year ended June 30, 2016 of $100 million for the Knicks and $30 million for the Rangers. The rights fee in each media rights agreement increases annually; for the year ended June 30,

2017, the rights fee increased to $104 million for the Knicks and $31.2 million for the Rangers. The rights fee is also subject to adjustments in certain circumstances, including if MSG does not make available a minimum number of games in any year. We have certain rights to match third party offers received by the Knicks or Rangers, as the case may be, for the media rights following the term of the agreement.

Advertising Sales Representation Agreement

In connection with the MSG Distribution, the Company entered into an Advertising Agreement pursuant to which MSG has the exclusive right and obligation, for a commission, to sell advertising availabilities of the Company for an initial stated term of seven years, subject to certain termination rights, including MSG’s right to terminate if the Company and MSG are no longer affiliates and our right to terminate if certain sales thresholds are not met unless MSG pays us the shortfall. All of our personnel who had previously worked on advertising sales transferred to MSG.

Aircraft Arrangements

Prior to the MSG Distribution, the Company had an arrangement with a subsidiary of Cablevision, pursuant to which the Company had the right to lease on a “time-sharing” basis Cablevision’s Gulfstream Aerospace G-V aircraft. The Company paid Cablevision specified expenses for each flight it elected to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. The Company also had the right to use certain Cablevision owned helicopters. Pursuant to these arrangements, the Company paid Cablevision $134,326 for use of its Gulfstream Aerospace G-V aircraft and helicopters during the year ended June 30, 2016. In addition, prior to the MSG Distribution, the Company and Cablevision were parties to an agreement, pursuant to which the Company subleased to Cablevision on a “time-sharing” or equivalent basis its Gulfstream Aerospace G-550 aircraft on reciprocal terms of the time sharing arrangement for the G-V aircraft. Cablevision made no payments to the Company from July 1, 2015 through the MSG Distribution Date because it did not use the Gulfstream Aerospace G-550 aircraft during such time period. In connection with the MSG Distribution, these agreements and the Gulfstream Aerospace G-550 aircraft were assigned to MSG and the Company entered into a Time Sharing Agreement with a subsidiary of MSG, pursuant to which the Company has a right to lease on a “time-sharing” or equivalent basis MSG’s Gulfstream Aerospace G-550 aircraft. The Company is required to pay MSG specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, the Company made no payments to MSG from the MSG Distribution Date through June 30, 2016 because it did not use the Gulfstream Aerospace G-550 aircraft during such time period. In calculating the amounts payable under these agreements, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.

Other Arrangements and Agreements with Cablevision, MSG and/or AMC Networks

Beginning in June 2016, the Company agreed to share certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman and Vice Chairman with MSG and AMC Networks. The Company’s portion of such executive support expenses during the year ended June 30, 2016 was $27,773. See “— Dolan Family Arrangements” below for a description of certain additional office sharing arrangements that include MSG and AMC Networks. The Company is party to an agreement with AMC Networks, pursuant to which AMC Networks provides the company with certain origination, master control and technical services. The Company has also entered into a number of other commercial and technical arrangements and agreements with Cablevision and its subsidiaries, MSG and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the year ended June 30, 2016, these additional commercial and technical arrangements and agreements included, but were not limited to, arrangements for the Company’s use of equipment, offices and other premises, provision of transport services and vendor services, access to technology and for use of equipment, offices and other premises, and, prior to the MSG Distribution, lease of suites and sponsorship of the Company and its professional sports teams.

Dolan Family Arrangements

Prior to the MSG Distribution, the Company had a Time Sharing Agreement with Dolan Family Office, LLC (“DFO LLC”), a company controlled by Charles F. Dolan, a director of the Company, pursuant to which the DFO LLC subleased to the Company on a “time-sharing” basis its Gulfstream Aerospace GIV-SP aircraft. The Company paid DFO LLC an amount equal to the actual non-fuel expenses of each flight it elected to utilize and 100% of the actual fuel usage for such flights, but not exceeding the maximum amount payable under FAA rules. The Company made no payments to DFO LLC from July 1, 2015 through the MSG Distribution Date because it did not use the GIV-SP aircraft during such time period. In addition, prior to the MSG Distribution, the Company and DFO LLC were parties to an agreement, pursuant to which the Company subleased to DFO LLC on a “time-sharing” or equivalent basis its Gulfstream Aerospace G-550 aircraft on reciprocal terms of the time sharing arrangement for the GIV-SP aircraft. DFO LLC made no payments to the Company from July 1, 2015 through the MSG Distribution Date because it did not use the G-550 aircraft during such time period. The time share agreements were assigned to MSG effective as of the MSG Distribution Date. Prior to the MSG Distribution, the Company charged the Knickerbocker Group, LLC, an entity owned by James L. Dolan, the Executive Chairman and a director of the Company, for office space equal to the allocated cost of such space. The amount paid by the Knickerbocker Group, LLC from July 1, 2015 through the MSG Distribution Date was $46,711. In addition, from time to time, certain other services of the Company may be made available to members of the Dolan family and to entities owned by them. It was the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

On June 16, 2016, the Company entered into an arrangement with DFO LLC, MSG and AMC Networks providing for the sharing of certain expenses associated with executive office space which is available to James L. Dolan, Charles F. Dolan and DFO LLC. The Company’s current share of the office space expenses is expected to amount to less than $25,000 annually. The Company paid $21,693 for its portion of such office expenses, including initial set up costs of $20,899, for the year ended June 30, 2016.

Other

From 2005 until the MSG Distribution, Charles A. Tese, the brother of Vincent Tese, a former director of the Company who served as a director during the 2015 fiscal year, was employed by MSGN Holdings, L.P. (formerly MSG Holdings, L.P.), a subsidiary of the Company, in a non-executive officer position. In connection with the MSG Distribution, Mr. Charles A. Tese’s employment was transferred to MSG. For the year ended June 30, 2016, Mr. Charles A. Tese’s combined earnings from the Company and MSG were $112,602.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman, James L. Dolan, also serves as the Executive Chairman of MSG, our Vice Chairman, Gregg G. Seibert, also serves as Vice Chairman of MSG and AMC Networks, and our Executive Vice President, General Counsel and Secretary, Lawrence J. Burian, also serves as Executive Vice President, General Counsel and Secretary of MSG. Five of our director nominees (including James L. Dolan) also serve as directors of MSG, and James L. Dolan serves as an officer of MSG concurrently with his service on our Board. Five of our director nominees also serve as directors of AMC Networks, and Charles F. Dolan serves as an officer of AMC Networks concurrently with his service on our Board. Therefore, these officers and directors may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSG or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSG and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSG and/or AMC Networks and us. In addition, certain of our officers and directors own MSG and/or AMC Networks stock, restricted stock units, cash performance awards and/or performance stock units. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company,

MSG or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise. James L. Dolan, our Executive Chairman and a director of the Company, Gregg G. Seibert, our Vice Chairman, and five of our director nominees (including James L. Dolan) served as directors and/or officers of Cablevision until its sale in June 2016 (such individuals, the “Cablevision Overlapping Executives”).

Our Board has adopted policies (the “Policies”) that acknowledge that the Company may have overlapping directors and officers with MSG and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In the Policies, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSG or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Policies also expressly validate certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSG and AMC Networks and/or any of their respective subsidiaries and provide that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders. The Cablevision Overlapping Executives were covered by protections substantially similar to those described above in respect of their service at Cablevision prior to the sale of Cablevision in June 2016.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 of Regulation S-K adopted by the SEC (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSG and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds the current $120,000 threshold. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of the current $120,000 threshold, as well as the handling and resolution of any disputes involving amounts in excess of the current $120,000 threshold. Our executive officers and directors who are also senior executives or directors of MSG and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSG and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of MSG and/or AMC Networks, as applicable. Until its sale in June 2016, this policy also applied to Cablevision.

Currently, and throughout our fiscal year ended June 30, 2016, our Audit Committee (which consisted solely of directors elected by the holders of Class A Common Stock) served as the Independent Committee under the above policies.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE’s corporate governance standards.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2016. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of October 12, 2016 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company based solely on the Company’s review of SEC filings; (ii) each director or director nominee of the Company and (iii) each named executive officer of the Company.

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Dolan Family Group (3)	Class A Common Stock	1,469,984	2.4%	69.6%
340 Crossways Park Drive	Class B Common Stock	13,588,555	100%
Woodbury, NY 11797

Charles F. Dolan (3)(4)(5)(7)	Class A Common Stock	734,313	1.2%	35.2%
(24) – (28)	Class B Common Stock	6,865,186	50.5%
340 Crossways Park Drive
Woodbury, NY 11797

Helen A. Dolan (3)(4)(5)((7)	Class A Common Stock	734,313	1.2%	35.2%
(24) – (28)	Class B Common Stock	6,865,186	50.5%
340 Crossways Park Drive
Woodbury, NY 11797

James L. Dolan	Class A Common Stock	439,705	*	15.6%
(3)(6)(8)(14)(15)(23)	Class B Common Stock	3,037,335	22.4%
PO Box 420
Oyster Bay, NY 11771

Thomas C. Dolan (3)(7)(13)	Class A Common Stock	80,653	*	4.7%
(14)(17)(22)	Class B Common Stock	926,958	6.8%
340 Crossways Park Drive
Woodbury, NY 11797

Wilt Hildenbrand (7)	Class A Common Stock	33,098	*	*
	Class B Common Stock	—	—

Brian G. Sweeney	Class A Common Stock	102,289	*	4.7%
(3)(7)(10)(12)(14)(16)(20)	Class B Common Stock	918,981	6.8%
340 Crossways Park Drive
Woodbury, NY 11797

Eugene F. DeMark (7)	Class A Common Stock	175	—	*
	Class B Common Stock	—	—

William J. Bell (7)	Class A Common Stock	—	—	*
	Class B Common Stock	—	—

Paul J. Dolan (3)(7)(15)	Class A Common Stock	231,713	*	13.8%
340 Crossways Park Drive	Class B Common Stock	2,731,954	20.1%
Woodbury, NY 11797

Quentin F. Dolan (7)	Class A Common Stock	925	*	*
	Class B Common Stock	—	—

Joel M. Litvin (7)	Class A Common Stock	—	—	*
	Class B Common Stock	—	—

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Hank J. Ratner (7)(29)	Class A Common Stock	140,544	—	*
	Class B Common Stock	—	—

John L. Sykes (7)	Class A Common Stock	—	—	*
	Class B Common Stock	—	—

Andrea Greenberg (6)	Class A Common Stock	28,439	*	*
	Class B Common Stock	—	—

Bret Richter (6)(11)	Class A Common Stock	14,294	*	*
	Class B Common Stock	—	—

Dawn Darino-Gorski (6)(30)	Class A Common Stock	3,595	*	*
	Class B Common Stock	—	—

Lawrence J. Burian (6)	Class A Common Stock	44,803	*	*
	Class B Common Stock	—	—

Joseph F. Lhota	Class A Common Stock	—	—	*
	Class B Common Stock	—	—

All executive officers and	Class A Common Stock	1,854,646	3.0%	60.5%
directors as a group (4) – (8)	Class B Common Stock	11,748,460	86.5%
(10) – (30)

Deborah A. Dolan-Sweeney	Class A Common Stock	102,289	*	4.7%
(3)(7)(10)(12)(14)(16)(20)	Class B Common Stock	918,981	6.8%
340 Crossways Park Drive
Woodbury, NY 11797

Marianne Dolan Weber (3)	Class A Common Stock	58,605	*	4.6%
(9)(14)(17)(21)	Class B Common Stock	890,802	6.6%
MLC Ventures LLC P.O. Box 1014
Yorktown Heights, NY 10598

Kathleen M. Dolan (3)(14)	Class A Common Stock	277,783	*	28.0%
(19) – (23)	Class B Common Stock	5,499,007	40.5%
MLC Ventures LLC
P.O. Box 1014
Yorktown Heights, NY 10598

Mary S. Dolan (3)(16)	Class A Common Stock	142,387	*	36.1%
340 Crossways Park Drive	Class B Common Stock	7,108,011	52.3%
Woodbury, NY 11797

Matthew J. Dolan (3)(17)	Class A Common Stock	91,737	*	9.3%
340 Crossways Park Drive	Class B Common Stock	1,817,760	13.4%
Woodbury, NY 11797

David M. Dolan (3)(18)	Class A Common Stock	388,002	*	31.6%
340 Crossways Park Drive	Class B Common Stock	6,189,030	45.6%
Woodbury, NY 11797

Charles F. Dolan Children	Class A Common Stock	47,864	*	4.7%
Trust FBO Kathleen M. Dolan	Class B Common Stock	918,981	6.8%
(3)(19)
340 Crossways Park Drive
Woodbury, NY 11797

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan Children	Class A Common Stock	47,864	*	4.7%
Trust FBO Deborah A.	Class B Common Stock	918,981	6.8%
Dolan-Sweeney (3)(20)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan Children	Class A Common Stock	47,864	*	4.5%
Trust FBO Marianne Dolan	Class B Common Stock	890,802	6.6%
Weber (3)(21)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan Children	Class A Common Stock	39,886	*	4.7%
Trust FBO Thomas C. Dolan	Class B Common Stock	926,958	6.8%
(3)(22)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan Children	Class A Common Stock	87,750	*	9.2%
Trust FBO James L. Dolan	Class B Common Stock	1,812,973	13.4%
(3)(23)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	6.6%
Trust FBO James L. Dolan	Class B Common Stock	1,291,206	9.5%
(3)(4)(5)(24)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	6.6%
Trust FBO Thomas C. Dolan	Class B Common Stock	1,291,206	9.5%
(3)(4)(5)(25)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	6.2%
Trust FBO Kathleen M. Dolan	Class B Common Stock	1,216,206	9.0%
(3)(4)(5)(26)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	6.5%
Trust FBO Marianne Dolan	Class B Common Stock	1,279,206	9.4%
Weber (3)(4)(5)(27)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	5.6%
Trust FBO Deborah A. Dolan-	Class B Common Stock	1,111,206	8.2%
Sweeney(3)(4)(5)(28)
340 Crossways Park Drive
Woodbury, NY 11797

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
The Vanguard Group (31)	Class A Common Stock	6,442,967	10.5%	3.3%
100 Vanguard Blvd.	Class B Common Stock	—	—
Malvern, PA 19355

Ariel Investments, LLC (32)	Class A Common Stock	6,268,842	8.3%	3.2%
200 E. Randolph Street	Class B Common Stock	—	—
Suite 2900
Chicago, IL 60601

ClearBridge Investments, LLC	Class A Common Stock	4,124,662	6.7%	2.1%
(33)	Class B Common Stock	—	—
620 8th Avenue
New York, NY 10018

Steven A. Cohen (34)	Class A Common Stock	3,152,292	5.1%	1.6%
72 Cummings Point Road	Class B Common Stock	—	—
Stamford, CT 06902

*	Less than 1%.

(1)	Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share-based compensation in the aggregate, not by specific tranche or award.

(2)	Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share-for-share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan individually and as a Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”), Helen A. Dolan, individually and as a Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts,” and individually, a “Dolan Children Trust”) and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah A. Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009

Family Trust FBO Marianne Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; and Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members include David M. Dolan, as Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah A. Dolan-Sweeney and as a Trustee of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 1,469,984 shares of Class A Common Stock and (ii) 13,588,555 shares of Class B Common Stock and the equal number of shares of Class A common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 13,588,555 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 422,861 shares of Class A Common Stock.

(4)	Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 82,228 shares of Class A Common Stock owned by the CFD 2009 Trust and 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 652,085 shares of Class A Common Stock (including 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation and 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the 2009 Family Trusts. Includes an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation and 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts.

(5)

Helen A. Dolan may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 734,313 shares of Class A Common Stock (including 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation, 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 82,228 shares of Class A Common Stock owned by the CFD 2009 Trust) and 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust and 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation, 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust, and 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust and 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)	Does not include unvested restricted stock units, target amount of unvested performance stock units, unvested stock options and unvested performance stock options granted under the Employee Stock Plan. The excluded number of restricted stock units for the following individuals is: Messrs. James L. Dolan, 22,324 units; Ms. Andrea Greenberg, 131,634 units; Mr. Bret Richter, 68,258 units; Mr. Lawrence J. Burian, 28,789 units; and Ms. Dawn Darino Gorski, 16,289 units. The excluded number of target performance stock units for the following individuals is: Mr. James L. Dolan, 13,640 units; Ms. Andrea Greenberg, 89,564 units; Mr. Bret Richter, 40,380 units; Mr. Lawrence J. Burian, 24,348 units; and Ms. Dawn Darino Gorski, 17,863 units. Does not include 534,521 stock options and 534,521 performance stock options (none of which are exercisable within 60 days of the date set forth above) held by Mr. James L. Dolan.

(7)	Does not include restricted stock units granted under the Company’s 2010 Stock Plan for Non-Employee Directors, as amended. The excluded number of restricted stock units for the following individuals is: Messrs. Charles F. Dolan, 23, 949 units; Thomas C. Dolan, 23,949 units; Brian Sweeney, 23,949 units; William J. Bell, 6,369 units; Wilt Hildebrand, 15,570 units; Eugene F. DeMark, 6,369 units; Paul J. Dolan, 6,369 units; Quentin F. Dolan, 6,369 units; Hank J. Ratner, 6,369 units; Joel M. Litvin, 6,369 units; and John L. Sykes, 7,279 units.

(8)	James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 324,347 shares of Class A Common Stock (including 322,872 shares of Class A Common Stock owned of record personally and 1,475 shares of Class A Common Stock held as custodian for one or more minor children) and 1,224,362 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 115,358 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with his spouse, 22,813 shares of Class A Common Stock owned of record personally by his spouse, 388 shares of Class A Common Stock owned of record by his spouse through a 401(k) plan, 3,157 shares of Class A Common Stock owned of record by members of his household, and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 1,812,973 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 1,475 shares of Class A Common Stock held as custodian for one or more minor children, 22,813 shares of Class A Common Stock owned of record personally by his spouse, 3,157 shares of Class A Common Stock owned of record by members of his household, 388 shares of Class A Common Stock owned of record by his spouse through a 401(k) plan, and 87,750 shares of Class A Common Stock and 1,812,973 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(9)

Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 9,191 shares of Class A Common Stock and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 49,414 shares of Class A Common Stock (including 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse and 47,864 shares of Class A Common Stock Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(10)	Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 27,057 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 75,232 shares of Class A Common Stock (including 20,618 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 6,750 shares Class A Common Stock held in trust for his children for which he serves as trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 20,618 shares of Class A Common Stock owned by his spouse, the 6,750 shares of Class A Common Stock held in trusts for his children for which he serves as trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.

(11)	Bret Richter may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 14,294 shares of Class A Common Stock (including 14,194 shares of Class A Common Stock held directly and 100 shares of Class A Common Stock owned by a minor child). Mr. Richter disclaims beneficial ownership of the 100 shares of Class A Common Stock owned by a minor child.

(12)	Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 20,618 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 81,671 shares of Class A Common Stock (including 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(13)	Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 40,767 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(14)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,555 shares of Class A Common Stock (including 4,705 shares of

Class A Common Stock owned of record personally and 1,850 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 30,312 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 5,468,695 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts. She disclaims beneficial ownership of 1,850 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 5,499,007 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust.

(15)	Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 96,099 shares of Class A Common Stock (including 4,657 shares of Class A Common Stock held as custodian for one or more minor children and 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 135,614 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan and an aggregate of 2,731,954 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of 4,657 shares of Class A Common Stock held as custodian for one or more minor children, 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10, an aggregate of 91,442 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 2,731,954 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.

(16)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 6,839 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 135,548 shares of Class A Common Stock (including 7,809 shares of Class A Common Stock owned jointly with her spouse, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 7,108,011 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 918,981 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts). She disclaims beneficial ownership of 6,839 shares of Class A Common Stock held as custodian for one or more minor children, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney and an aggregate of 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(17)	Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,387 shares of Class A Common Stock (including 1,225 shares of Class A Common Stock owned of record personally and 1,162 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 89,350 shares of Class A Common Stock (including 950 shares of Class A Common Stock owned jointly with his spouse, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan) and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 1,162 shares of Class A Common Stock held as custodian for a minor child, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

(18)

David M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 301,032 shares of Class A Common Stock (including 1,827 shares of Class A Common Stock owned of record by the David M. Dolan Revocable Trust and 299,205 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 86,970 shares of Class A Common Stock (7,095 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts. He disclaims beneficial ownership of 299,205 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust, 7,095 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(19)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(20)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(21)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(22)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(24)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(25)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(28)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(29)	Hank J. Ratner may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 140,544 shares of Class A Common Stock (including 139,094 shares of Class A Common Stock held directly, 1,350 shares of Class A Common Stock held through a 401(k) plan and 100 shares of Class A Common Stock owned of record by a member of his household). Mr. Ratner disclaims beneficial ownership of the 100 shares of Class A Common Stock owned by a member of his household.

(30)	Dawn Darino-Gorski owns 2,907 shares of Class A Common Stock owned of record personally and 688 shares of Class A Common Stock owned through a 401(k).

(31)	Based upon a Schedule 13G (Amendment No. 4) filed with the SEC on July 11, 2016, The Vanguard Group (“Vanguard”) beneficially owns 6,442,967 shares of Class A Common Stock. Vanguard has sole voting power over 94,794 shares of Class A Common Stock, shared voting power over 5,906 shares of Class A Common Stock, sole dispositive power over 6,345,061 shares of Class A Common Stock and shared dispositive power over 97,906 shares of Class A Common Stock.

(32)	Based upon a Schedule 13G (Amendment No. 1) filed with the SEC on August 10, 2016, Ariel Investments, LLC beneficially owns 6,268,842 shares of Class A Common Stock. Ariel Investments, LLC has sole voting power over 5,856,578 shares of Class A Common Stock and sole dispositive power over 6,268,842 shares of Class A Common Stock.

(33)	Based upon a Schedule 13G (Amendment No. 2) filed with the SEC on February 16, 2016, ClearBridge Investments, LLC (“ClearBridge Investments”) beneficially owns 4,124,662 shares of Class A Common Stock. ClearBridge Investments has sole voting power over 4,005,691 shares of Class A Common Stock and sole dispositive power over 4,124,662 shares of Class A Common Stock. ClearBridge Investments is not affiliated with ClearBridge Compensation Group, the independent compensation consultant to the Compensation Committee of the Company’s Board.

(34)	Steven A. Cohen has shared voting and dispositive power over 3,152,292 shares of Class A Common Stock. Point72 Asset Management, Point72 Capital Advisors Inc., Cubist Systematic Strategies, EverPoint Asset Management and Mr. Cohen own directly no shares of Class A Common Stock. Point72 Capital Advisors Inc. is the general partner of Point72 Asset Management. Mr. Cohen controls each of Point72 Capital Advisors Inc., Cubist Systematic Strategies and EverPoint Asset Management. Point72 Asset Management and Point72 Capital Advisors Inc. may be deemed to beneficially own 1,124,720 shares of Class A Common Stock, Cubist Systematic Strategies may be deemed to beneficially own 117,625 shares of Class A Common Stock, and EverPoint Asset Management may be deemed to beneficially own 1,909,947 shares of Class A Common Stock. Each of Point72 Asset Management, Point72 Capital Advisors Inc., Cubist Systematic Strategies, EverPoint Asset Management and Mr. Cohen disclaims beneficial ownership of the Class A Common Stock listed above.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. Charles F. Dolan, members of the Dolan family and related family entities are parties to a Stockholders Agreement, which has the effect of causing the voting power of the Class B stockholders to be cast as a block on all matters to be voted on by holders of Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan family group are to be voted on all matters in accordance with the determination of the Dolan Family Committee, except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B shares owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock. The Dolan Family Committee consists of Charles F. Dolan and his six children, James L. Dolan, Patrick F. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, or their designees (collectively, the “Dolan Siblings”). The Dolan Family Committee generally acts by a majority vote, except that a going private transaction must be approved by a two-thirds vote and a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. The Stockholders Agreement also contains certain transfer restrictions, rights of first offer, rights of first refusal, tag-along rights and drag-along rights, all of which are for the benefit of, and waivable and enforceable by, the Class B stockholders and not the Company.

Charles F. Dolan, all other holders of Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Children’s Foundation, the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 12, 2016, the Dolan Parties owned approximately 8.1 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 60% of our Class B Common Stock as well as 1.2 million shares of Class A Common Stock (including options), which represented approximately 2% of our Class A Common Stock. Such shares of Class B

Common Stock and Class A Common Stock, collectively, represented 12.4% of our Common Stock and 41.8% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 12, 2016, the Children Trusts owned 5,468,695 shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40% of our Class B Common Stock, as well as 271,228 shares of Class A Common Stock, which represented approximately 0.4% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 7.7% of our Common Stock and 27.9% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such stock will be converted to Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2016 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

Stockholder Proposals for 2017 Annual Meeting

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2017 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2017 annual meeting must submit their proposals to MSG Networks Inc., Corporate Secretary, Eleven Pennsylvania Plaza, New York, NY 10001 on or before June 29, 2017. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2017 proxy statement.

In accordance with our Amended By-Laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2017 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to MSG Networks Inc., Corporate Secretary, Eleven Pennsylvania Plaza, New York, NY 10001, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder.

Advance Notice of Proxy Holders and Qualified Representatives

Stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on December 5, 2016 in order to allow enough time for the issuance of an admission ticket to such person. Notices should be directed to MSG Networks Inc., Attention: Corporate Secretary, Eleven Pennsylvania Plaza, New York, NY 10001.

2016 Form 10-K

A copy of the Company’s 2016 Annual Report, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to MSG Networks Inc., Attention: Corporate Secretary, Eleven Pennsylvania Plaza, New York, NY 10001. You also may obtain our 2016 Form 10-K over the Internet at the SEC’s website, www.sec.gov, or at www.msgnetworks.com by clicking on “Investors,” then “Financial Information” and following the link from our “SEC Filings” page.

LAWRENCE J. BURIAN
Executive Vice President, General Counsel and Secretary

New York, NY

October 27, 2016

Annex A

MSG Networks Inc. 2010 Employee Stock Plan

(As Amended Through December 15, 2016)

1.        Purpose.    The purpose of MSG Networks Inc. 2010 Employee Stock Plan, as amended, is to compensate employees of the Company and its Affiliates who are and have been largely responsible for the management and growth of the business of the Company and its Affiliates and to advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and keen interest the Company and its Affiliates are largely dependent for the successful conduct of their operations. It is anticipated that such compensation and the acquisition of such proprietary interest in the Company will stimulate the efforts of such employees on behalf of the Company and its Affiliates, and strengthen their desire to remain with the Company and its Affiliates. It is also expected that such compensation and the opportunity to acquire such a proprietary interest will enable the Company and its Affiliates to attract and retain desirable personnel. The Plan was originally approved by the Company’s stockholders on November 30, 2011, and an amended and restated version of the Plan was approved by the Company’s stockholders on December 11, 2015. A further amended and restated version of the Plan was approved by the Company’s Board of Directors on October 7, 2016, subject to approval by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on December 15, 2016.

2.        Definitions.    When used in this Plan, unless the context otherwise requires:

(a)       “Affiliate” shall mean (i) any Entity controlling, controlled by, or under common control with the Company or any other Affiliate and (ii) any Entity in which the Company owns at least five percent of the outstanding equity interest of such Entity.

(b)       “Award” shall mean an Option, Right, Restricted Share or Restricted Stock Unit or other equity based award which is granted or made under the Plan.

(c)       “Award Agreement” shall mean an agreement which may be entered into by a Participant under the Plan and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.

(d)       “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(e)       “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(f)       “Company” shall mean MSG Networks Inc. (formerly known as The Madison Square Garden Company), a Delaware corporation.

(g)       “Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.

(h)       “Entity” shall mean any business, corporation, partnership, limited liability company or other entity.

(i)        “Fair Market Value” on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which such Shares are primarily traded, but if no Shares were traded on such date, the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the New York Stock Exchange or any other stock exchange on which the Shares may be traded, or, if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

(j)        “GAAP” shall mean accounting principles generally accepted in the United States of America.

(k)        “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

(l)        “Options” shall mean the stock options granted pursuant to Section 6 hereof.

(m)        “Participant” shall mean any employee or former employee of the Company or any Affiliate who holds an outstanding Award granted under the Plan.

(n)        “Performance Criteria” shall mean a goal or goals established by the Committee and measured over a period or periods selected by the Committee, such goal(s) to constitute a requirement that must be met in connection with the vesting, exercise and/or payment of an Award under the Plan as specified by the Committee. To the extent that an Award of Restricted Shares or Restricted Stock Units or another stock based award (other than Options and Rights) is intended to satisfy the requirements for deductibility under Section 162(m) of the Internal Revenue Code, the payment of the Award will be conditioned on the satisfaction of one or more of the performance criteria listed below over a period or periods selected by the Compensation Committee. The performance criteria may be determined by reference to the performance of the Company, an Affiliate or a business unit, product, team, network or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, subscriber, sponsor, viewer (or available viewer), basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, subscriber or customer acquisition or retention, ratings, viewership; (ix) operating metrics relating to sales, subscriptions, sponsorships or customer service or satisfaction; (x) capital spending management, network upgrades, facility maintenance, construction or renovation or product or service deployments; (xi) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xii) a specified increase in the fair market value of the Shares; (xiii) a specified increase in the private market value of the Company; (xiv) the Share price; (xv) earnings per share; and/or (xvi) total shareholder return.

(o)        “Plan” shall mean this MSG Networks Inc. 2010 Employee Stock Plan, as amended from time to time.

(p)        “Restricted Period” shall mean the period of time during which Restrictions shall apply to a Restricted Share, as determined by the Committee pursuant to Section 9 hereof.

(q)        “Restricted Shares” shall mean the Shares awarded pursuant to Section 9 hereof that are subject to restrictions upon their sale, assignment, transfer, pledge or other disposal or encumbrance as determined by the Committee.

(r)        “Restricted Stock Units” shall mean awards made pursuant to Section 10 hereof, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).

(s)        “Restrictions” shall mean the restrictions upon sale, assignment, transfer, pledge or other disposal or encumbrance on a Restricted Share as determined by the Committee in respect of an Award of a Restricted Share pursuant to Section 9 hereof.

(t)      “Rights” shall mean stock appreciation rights granted pursuant to Section 7 of the Plan.

(u)      “Share” shall mean a share of MSG Networks Inc. Class A Common Stock, par value $0.01 per share.

(v)      “Subsidiary” shall mean any “subsidiary corporation,” as defined in Section 424(f) of the Internal Revenue Code.

3.        Administration.    (a) The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors”, as defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and “outside directors” as defined in Section 162(m) of the Internal Revenue Code; provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). The Committee may also delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Internal Revenue Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.

(b)      The Committee shall have full authority, subject to the terms of the Plan (including Section 19), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term or condition of an Award on the achievement of Performance Criteria, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any goals, restrictions, conditions or Performance Criteria (subject to the requirements of Section 162(m) of the Internal Revenue Code, if applicable to the Award) applicable to such Award, or impose new goals or restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

(c)      No member of the Board of Directors or the Committee or any employee of the Company or any of its Affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4.        Participants.    Except as hereinafter provided, all employees of the Company and its Affiliates shall be eligible to receive Awards under the Plan, except that Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code shall be granted only to employees of the Company or a Subsidiary. Nothing herein contained shall be construed to prevent the making of one or more Awards at the same or different times to the same employee.

5.        Share Limitations.    (a) The Committee may make Awards under this Plan for up to an aggregate number of 12,500,000 Shares (inclusive of Awards granted under the Plan prior to the Effective Date), which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award shall be paid, settled or exchanged or shall expire, lapse, terminate or be cancelled for any reason, in whole or in part, without the issuance of Shares, (ii) any Shares under an Award are not issued because of payment or withholding obligations or (iii) Restricted Shares shall revert back to the Company prior to the lapse of the Restrictions or be applied by the Company for purposes of tax withholding obligations, then the Committee may also grant Awards with respect to such Shares or Restricted Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.

(b)       In no event shall any Participant be granted Awards during any one (1) calendar year for, or that relate to, an aggregate number of Shares exceeding 2,000,000. The maximum number of Shares underlying Awards that may be granted to an individual in any one (1) calendar year under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof.

6.          Options.    Options granted under the Plan shall be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or non-qualified options, as determined by the Committee in its sole discretion.

(a)         Terms and Conditions.    The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of an Option including, without limitation, conditions the satisfaction of which are measured by Performance Criteria; provided that, if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with Section 422 of the Internal Revenue Code. Unless the Award Agreement specifies that the Option is an incentive stock option, it shall be a non-qualified stock option. All or any part of any Options granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)       Exercise Price for Options.    The exercise price per Share of the Shares to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Option is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 12 hereof.

(c)       Duration of Options.    The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.

(d)       Incentive Stock Options Granted to Ten Percent Stockholders.    To the extent required by Section 422 of the Internal Revenue Code, no Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any employee who, at the time the Option is granted, owns, or is considered owning, within the meaning of Section 422 of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, unless the exercise price under such Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date such Option is granted and the duration of such option is no more than five (5) years.

(e)       Initial Exercisability Limitation.    The aggregate Fair Market Value (determined at the time that an Option is granted) of the Shares with respect to incentive stock options granted in any calendar year under all stock option plans of the Company or any corporation which (at the time of the granting of such incentive stock option) was a parent or Subsidiary of the Company, or of any predecessor corporation of any such corporation, which are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000, or, if different, the maximum allowed under Section 422 of the Internal Revenue Code.

(f)       Settlement of an Option.    When an Option is exercised pursuant to Section 8 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.

7.       Rights.    The Committee may grant to employees the right to receive such number of Rights, as determined by the Committee in its sole discretion.

(a)      Terms and Conditions.    The form, terms and conditions of each Right shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Rights as well as the conditions or circumstances upon which such Rights may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of a Right including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Rights granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)      Exercise Price for Rights.    The exercise price of each Right shall be fixed by the Committee at the time a Right is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Right is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Right or Section 12 hereof.

(c)      Duration of Rights.    The duration of any Right granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Right is outstanding, the Right will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Right was granted.

(d)      Settlement of Rights.    Upon the exercise of any Rights, the Participant shall be entitled to receive from the Company an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Rights are exercised over the exercise price of the related Right by (ii) the number of Shares to which such Rights are related. Such amount shall be paid in cash, in Shares having a Fair Market Value equal to such amount, or a combination of cash and Shares, as the Committee shall determine at the time the Right is exercised or at the time the Right is granted.

8.        Exercise of Options and Rights.    (a) An Option or Right shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company). Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6(f) hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods of payment, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option.

(b)      Except to the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d) hereof, within a reasonable time after exercise of an Option or Right the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or Right or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d), within a reasonable time after exercise of an Option or Right the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option or Right.

9.        Restricted Shares.    The Committee may grant to employees the right to receive such number of Restricted Shares, as determined by the Committee in its sole discretion.

(a)        Issuance; Terms and Conditions.    The form, terms and conditions of each Restricted Share shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the Restrictions upon such Restricted Shares, the dates as of which Restrictions upon such Restricted Shares will cease, and the conditions or circumstances upon which such Restricted Shares will be forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more Restrictions to the vesting of a Restricted Share that relate to the satisfaction of Performance Criteria.

(b)        Payment of Par Value.    To the extent a Participant is required by law to pay to the Company the par value of a Restricted Share, such Participant shall have forty-five (45) business days from the date of such grant to pay to the Company, in cash or by check, an amount equal to the par value of a Share multiplied by the number of Shares or Restricted Shares which have been granted to the employee by the Committee. In such instances, if the Participant fails to make payment to the Company for such Shares or Restricted Shares within forty-five (45) business days of the grant thereof, the Company shall withhold, or shall cause to be withheld, the amount of such payment from compensation otherwise due the employee from the Company or any Affiliate. Unless the Committee determines otherwise, a Participant’s prior service with the Company or any of its Affiliates shall be deemed sufficient consideration for such Restricted Shares and no payment therefore (including, without limitation, for the par value of the Restricted Shares) shall be due from the Participant. Subject to the provisions of Section 15 hereof, the Committee, in its sole discretion, shall either issue to the employee a certificate representing such Restricted Shares or credit the number of such Restricted Shares to a book-entry account upon the payment due, if any, pursuant to this paragraph.

(c)        Restriction on Shares.    In no event shall a Restricted Share be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until the expiration of the Restricted Period which relates to such Restricted Share. All or any part of any outstanding Restricted Shares granted to any Participant may be vested in full and the Restrictions thereon shall lapse upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(d)        Forfeiture of Restricted Shares.    If Restricted Shares are forfeited pursuant to the terms of the Plan or an Award Agreement, such Restricted Shares shall revert back and belong to the Company. In the event that any Restricted Shares should be forfeited by the Participant, revert back and belong to the Company, any stock certificate or certificates representing such Restricted Shares shall be cancelled and the Restricted Shares shall be returned to the treasury of the Company. Upon the reversion of such Restricted Shares, the Company shall repay to the employee or (in the case of death) to the representative of the employee’s estate, the full cash amount paid, if any, to the Company by the employee for such Restricted Shares pursuant to Section 9(b) hereof.

(e)        Right to Vote and Receive Dividends on Restricted Shares.    Each Participant shall, during the Restricted Period, be the beneficial and record owner of such Restricted Shares and shall have full voting rights with respect thereto. Unless the Committee determines otherwise, during the Restricted Period, all ordinary cash dividends (as determined by the Committee in its sole discretion) paid upon any Restricted Share shall be retained by the Company for the account of the relevant Participant. Such dividends shall revert back to the Company if for any reason the Restricted Share upon which such dividends were paid reverts back to the Company. Upon the expiration of the Restricted Period, all such dividends made on such Restricted Share and retained by the Company will be paid to the relevant Participant.

10.        Restricted Stock Units.    The Committee may grant to employees such number of Restricted Stock Units as it may determine in its sole discretion.

(a)         Terms and Conditions.    The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units. The Committee may, in its sole discretion, establish one or more conditions to the vesting of a Restricted Stock Unit including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Restricted Stock Unit granted to any Participant may be vested in full or paid upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)         Settlement of Restricted Stock Units.    The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of an adjustment, pursuant to Section 12 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted Stock Unit shall be only those of a general unsecured creditor of the Company.

(c)         Right to Receive Dividends on Restricted Stock Units.    Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.

11.         Grant of Other Stock-Based Awards.    The Committee may grant other types of equity-based or equity-related Awards (including unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.

12.         Certain Adjustments.    (a) In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 12(a), the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards.

(b)         Fractional Shares or Securities.    Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 12 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.

13.         No Rights of a Stockholder.    A Participant shall not be deemed to be the holder of, or have any of the rights of a stockholder with respect to, any Shares subject to Options, Rights or Restricted Stock Units unless and until the Company shall have issued and delivered Shares to the Participant and said Participant’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.

14.         No Right to Continued Employment.    Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continued employment by the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate such employment.

15.        Issuance of Shares and Consents.    If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Any stock certificate representing Restricted Shares shall contain an appropriate legend referring to the Plan and the Restrictions upon such Restricted Shares. Simultaneously with delivery of any stock certificate for Restricted Shares, the Company may cause a stop transfer order with respect to such certificate to be placed with the transfer agent of the Shares.

16.        Withholding.    If the Company or an Affiliate shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company or an Affiliate shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company or Affiliate, promptly when requested by the Company or such Affiliate, sufficient funds or Shares to meet the requirements of such withholding and the Company or Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Affiliate out of any funds or property due to the Participant.

17.        Right of Offset.    The Company shall have the right to offset against its obligation to deliver Shares, cash or other property under any Award that does not constitute “non-qualified deferred compensation” pursuant to Section 409A of the Internal Revenue Code any outstanding amounts of whatever nature that the Participant then owes to the Company or any of its Affiliates.

18.        Non-Transferability of Awards.    Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.

19.        Administration and Amendment of the Plan.    The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 12(a) except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.

20.        Clawback.    Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any clawback policy adopted by the Company.

21.        No Repricing & Reloads.    Unless otherwise approved by the stockholders of the Company, Options and Rights will not be repriced (other than in accordance with the adjustment provisions of Section 12), repurchased for cash on a date when the exercise price of such Option or Right is equal to or exceeds the Fair Market Value a Share or be subject to automatic reload provisions.

22.        Effective Date.    The Plan, as amended, shall become effective on December 15, 2016.

23.        Severability.    If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

24.        Plan Headings.    The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

25.        Non-Uniform Treatment.    The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

26.        Governing Law.    The Plan and any Award Agreements shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

27.        Successors and Assigns.    The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

28.        Duration.    This Plan shall remain in effect until December 15, 2026 unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 14, 2016 (December 13, 2016 for participants in any of the 401(k) Plans of MSG Networks Inc., The Madison Square Garden Company, Altice N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable). Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by MSG Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 14, 2016 (December 13, 2016 for participants in any of the 401(k) Plans of MSG Networks Inc., The Madison Square Garden Company, Altice N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable). Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 14, 2016 (December 13, 2016 for participants in any of the 401(k) Plans of MSG Networks Inc., The Madison Square Garden Company, Altice N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable).

Stockholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E14024-P83178-Z68720	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal (1) and FOR Proposals (2) and (3), as more fully described in the accompanying Proxy Statement.

For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1. Election of the following nominees as directors:

(01) Joseph J. Lhota

(02) Joel M. Litvin

(03) John L. Sykes

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2017.	☐	☐	☐

3. To approve the Company’s 2010 Employee Stock Plan, as amended.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

FOLD AND DETACH HERE	E14025-P83178-Z68720

CLASS A PROXY CARD

MSG NETWORKS INC. Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 15, 2016

The undersigned hereby appoints Andrea Greenberg, Bret Richter and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Thursday, December 15, 2016, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal (1), “FOR” Proposals (2) and (3) and, in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in any of the 401(k) plans of MSG Networks Inc., The Madison Square Garden Company, Altice N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable: If you hold shares of the Company’s Class A Common Stock through one or more of the foregoing plans (the “Plans”), you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the Plans, how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Time, on December 13, 2016 so that the Trustee (who votes the shares on behalf of the Plans’ participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a Participant’s account for which it has not received instructions from the participant. Please read the enclosed Proxy Statement for more information.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m. on December 5, 2016. For further details, see “How do I attend the 2016 annual meeting in person and what identification must I show?” on page 7 of the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of MSG Networks Inc.

(Continued and to be signed on the reverse side)

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 14, 2016. Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by MSG Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 14, 2016. Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 14, 2016.

Stockholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E14026-Z68721	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal (1) and FOR Proposals (2) and (3), as more fully described in the accompanying Proxy Statement.

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of the following nominees as directors:

(01) James L. Dolan	(06) Quentin F. Dolan

(02) William J. Bell	(07) Wilt Hildenbrand

(03) Charles F. Dolan	(08) Hank J. Ratner

(04) Paul J. Dolan	(09) Brian G. Sweeney

(05) Thomas C. Dolan

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2017.	☐	☐	☐

3. To approve the Company’s 2010 Employee Stock Plan, as amended.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

FOLD AND DETACH HERE	E14027-Z68721

CLASS B PROXY CARD

MSG NETWORKS INC.
Solicited by the Board of Directors for the
Annual Meeting of Stockholders on December 15, 2016

The undersigned hereby appoints Andrea Greenberg, Bret Richter and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Thursday, December 15, 2016, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal (1), FOR Proposals (2) and (3) and, in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m. on December 5, 2016. For further details, see “How do I attend the 2016 annual meeting in person and what identification must I show?” on page 7 of the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of MSG Networks Inc.

(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on December 15, 2016

Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	October 18, 2016
Date: December 15, 2016 Time: 10:00 a.m. Eastern Time
Location: The Paley Center for Media
25 West 52nd Street
New York, NY 10019
MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE	PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 2, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: You may vote in person at the meeting. If you do not own the shares directly, you must have a legal proxy to vote the shares at the meeting. At the annual meeting, you will need to request a ballot to vote these shares. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state, or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.

Vote By Internet: To vote now by the Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m. Eastern Time on December 14, 2016 (December 13, 2016 for participants in any of the 401(k) Plans of MSG Networks Inc., The Madison Square Garden Company, Altice, N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Stockholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items

Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Board of Directors’ recommendation.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1.	Election of the following nominees as directors:

(01) Joseph J. Lhota

(02) Joel M. Litvin

(03) John L. Sykes

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2017.

3.	To approve the Company’s 2010 Employee Stock Plan, as amended.

Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.